                                                                   EXHIBIT 10.20

                               SUBLEASE AGREEMENT

         This Sublease Agreement ("Sublease") is made as of the 19th day of December, 2001, by and between ANSWERTHINK, INC., a Florida corporation, successor in interest to ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("Sublessor"), whose present address is 1001 Brickell Bay Drive, Suite 3000, Miami, Florida 33131 and EYETECH PHARMACEUTICALS, INC., a Delaware corporation ("Sublessee"), whose present address is 666 Fifth Avenue, 35th Floor, New York, New York 10013.

                                    RECITALS

         A. Sublessor is the Tenant under that certain Agreement of Lease with 500-512 Seventh Avenue Limited Partnership, a New York limited partnership ("Master Landlord") dated April 13, 2000, as amended by that certain First Amendment to Lease by and between Sublessor and Master Landlord dated September, 2000 (the "Master Lease") covering certain premises (the "Master Lease Premises") located on the seventeenth (17th ) and eighteenth (18th) floors of the building known as 500 Seventh Avenue, New York, New York 10016 (the "Building"). A copy of the Master Lease is attached hereto as Exhibit "A" and hereby made a part of this Sublease.

         B. Sublessor wishes to sublease to Sublessee, and Sublessee desires to sublease from Sublessor, that certain portion of the Master Lease Premises located on the eighteenth (18th) floor of the Building, consisting of approximate 16,706 rentable square feet, as more particularly described on the sketch attached hereto as Exhibit "B" and hereby made a part of this Sublease (the "Subleased Premises").

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Sublease, and intending to be legally bound, Sublessor and Sublessee agree as follows:

         1. Recitals. The foregoing Recitals are true and correct and are hereby incorporated herein by reference.

         2. Definitions. Capitalized terms not defined in this Sublease shall have the meanings given to them in the Master Lease.

         3. Demise and Sublease Term. Sublessor hereby subleases the Subleased Premises to Sublessee, and Sublessee hereby subleases the Subleased Premises from Sublessor, for a term (the "Sublease Term") beginning on the date (the "Sublease Commencement Date") of Substantial Completion (as hereinafter defined) of the Sublease Improvements (as hereinafter defined), unless sooner terminated in accordance herewith, and ending on October 31, 2010. Provided that this Sublease is executed by Sublessee and delivered to Sublessor, and provided the Security

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Letter (as described in Section 6(a)), in form and content satisfactory to
Sublessor is delivered to Sublessor, all by or before 5:00 P.M. EST, December 17, 2001, Sublessor shall use good faith efforts and reasonable diligence to attempt to achieve Substantial Completion of the construction of the Sublease Improvements (as that term is hereinbelow defined), by March 31, 2002, subject to force majeure and Sublessee Delays. In the event Sublessor fails (whether by reason of failure to Substantially Complete the Sublease Improvements or otherwise) to deliver possession by or before April 30, 2002, Sublessee shall have the option to terminate this Sublease Agreement by written notice given not later than fifteen (15) days thereafter; upon such notice by Sublessee, this Sublease Agreement shall terminate with the same force and effect as if such date were set forth as the natural expiration of this Sublease Agreement and Sublessor shall promptly (but in any event within thirty (30) days of the giving of such notice by Sublessee) refund to Sublessee all rent, security deposits and other sums paid by Sublessee to Sublessor on account of this Sublease Agreement. Sublessor's obligation to refund such sums shall survive termination of this Sublease Agreement. Sublessor and Sublessee shall enter into a memorandum stipulating the actual Sublease Commencement Date within five (5) business days following the determination of the Sublease Commencement Date.

         4.       Rent.

                  (a) All sums due under this Sublease in addition to Fixed Annual Rent (as hereinafter defined) are herein referred to as "Additional Rent"; Fixed Annual Rent and Additional Rent are herein collectively referred to as "Rent". Sublessee's covenant to pay Rent is independent of any other covenant, agreement, term or condition of this Sublease.

                  (b) All Rent payable to Sublessor hereunder shall be paid to Sublessor at its offices located at 1001 Brickell Bay Drive, Miami, Florida 33131, Attention: Controller, or such other place as Sublessor may designate, in writing, in lawful money of the United States of America, without demand, deduction, offset or abatement, except as herein expressly provided. Sublessee may, at its option, make payment to Sublessor by wire transfer in accordance with the wire instructions on Exhibit "C" attached hereto and hereby made a part hereof. The first full monthly installment of Rent shall be delivered to Sublessor by Sublessee upon execution of this Sublease by Sublessee. If the first month of the Sublease Term is a partial month, the installment of Rent payable for the second month of the Sublease Term shall be prorated, based on the number of days of the Sublease Term falling within the first calendar month of the Sublease Term, and such prorated amount shall be payable as the second monthly installment of Rent due and payable hereunder.

                  (c) Beginning on the Sublease Commencement Date, and subject to abatements as hereinafter provided, Sublessee shall pay to Sublessor annual fixed rent ("Fixed Annual Rent"), without notice or demand and without deduction or set-

                                       2

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off, in equal monthly installments on the first day of each calendar month throughout the Sublease Term, in accordance with following schedule:

Sq. Ft.
Rental                           Annual                     Monthly
-------                          ------                     -------
$45.00                         $751,770.00                 $62,647.50

Notwithstanding the amounts set forth above Sublessee shall have no liability for the payment of the monthly installment of Fixed Annual Rent for the first
(1st) and the thirteenth (13th) months of the Sublease Term (the "First Abatement") and the sixty-first (61st) and the sixty-second (62nd) months of the Sublease Term (the "Second Abatement"), provided that if either Sublessor or Sublessee exercises the right to terminate this Sublease pursuant to the terms of Section 13 hereof, Sublessee shall have waived its right to the Second Abatement. If Sublessee does not pay any installment of Fixed Annual Rent or payment of Additional Rent (as hereinafter defined) within three (3) days of the date such payment is due, then Sublessee shall pay to Sublessor interest thereon at the Interest Rate, from the date when such installment or payment shall have become due to the date of the payment thereof and such interest shall be deemed Additional Rent. Sublessor's right to the aforementioned delinquent interest is in addition to all of Sublessor's rights and remedies under this Sublease, at law or in equity.

         5.       Sublease Improvements.

                  (a) Except as otherwise provided in this paragraph 5, Sublessee shall accept the Subleased Premises in their "AS-IS" condition. The Sublessor shall construct improvements in the Sublease Premises ("the Sublease Improvements") in accordance with the Final Plans therefor, to be prepared and developed in accordance with the provisions set forth in subsection(b), below, with finishes, fixtures, hardware, lighting and materials of a standard equivalent to that of Sublessor's premises in the western portion of the 17th floor of the Building. The date of the Substantial Completion of the Sublease Improvements shall be deemed to constitute the Sublease Commencement Date. The term "Substantial Completion", as used herein shall mean that the work on the Sublease Improvements is complete except for minor or insubstantial details of construction, mechanical adjustment, decoration, or other punch-list items which remain to be performed (the "Punch-List Items").

                  (b) Sublessor's architect (the "Architect") will prepare architectural plans and specifications (the "Architectural Plans") for the Sublease Improvements on the basis of the tenant fit-out outline and the space plan prepared by Meyer Associates, Inc., dated October 24, 2001, Project Number 01329, attached hereto as Exhibit "D" and hereby made a part of the Sublease (the tenant fit-out outline and space plan being herein collectively referred to as the "Space Plan"). Within three (3) business days after the completed Architectural Plans have been submitted to

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Sublessee, Sublessee agrees to provide Sublessor and the Architect with
Sublessee's approval of such Architectural Plans or written disapproval of such Architectural Plans, stating in detail the specific reasons for such disapproval and the corrections necessary thereto. Subject to the terms of this subsection, the Architect shall make such corrections, if necessary. Following the approval of the Architectural Plans by Sublessee, the Architect shall prepare permit-ready plans and specifications (the "Final Plans") for the Sublease Improvements. Within three (3) business days after the Final Plans have been submitted to Sublessee, Sublessee agrees to provide Sublessor and the Architect with Sublessee's written approval of such Final Plans or written disapproval of such Final Plans, stating in detail the reasons for such disapproval and the corrections necessary thereto. Subject to the term of this subsection, the Architect shall make such corrections, if necessary. Sublessee shall have no right to object to the Architectural Plans or the Final Plans for the Sublease Improvements unless and to the extent such Architectural Plans or Final Plans, as the case may be, shall be materially inconsistent with the Space Plan. Any delay by Sublessee in the approval of the Architectural Plan or Final Plans or any disapproval thereof which is not based on the foregoing standard of inconsistency with the Space Plan shall be deemed a Sublessee's Delay (as such term is hereinafter defined).

                  (c) Sublessee shall have the right to request changes to the Final Plans ("Change Orders"). Any such request for a Change Order shall be made only by the Sublessee's Coordinator (as such term is defined below). All Change Orders initiated by Sublessee's Coordinator shall be forwarded to Sublessor and Sublessor's general contractor. Within fifteen (15) business days following receipt of any such request for a Change Order, Sublessor shall notify Sublessee of its approval or disapproval thereof, which Sublessor shall not unreasonably withhold. Sublessee shall be responsible for all net additional costs to the Total Costs of the Sublease Improvements (as such term is defined below) entailed by any such Change Order, and, to the extent that any such Change Order shall delay the Substantial Completion of the Sublease Improvements, such delay shall constitute a Sublessee's Delay (as such term is defined below).

                  (d) On the date of Substantial Completion of the Sublease Improvements, Sublessor and Sublessee shall inspect the Subleased Premises and shall in good faith mutually agree upon a list of Punch-List Items.

                  (e) Sublessee shall designate in writing one (1) person ("Sublessee's Coordinator") who shall be responsible to review all aspects of the Sublease Improvements, make periodic on-site inspections, monitor compliance with the terms of the Sublease and approve and coordinate any Sublessee issues with Sublessor on behalf of Sublessee.

                  (f) Sublessee hereby agrees that it shall contribute to the cost of the Sublease Improvements an amount ("Sublessee's Contribution") equal to the costs of

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

all materials and labor in connection with the installation of (i) any and all millwork, plumbing (except the plumbing for the sink in the pantry, as depicted on the Space Plan) and appliances in the Premises and (ii) the feature wall in the reception area as depicted on the Space Plan (the work described in (i) and (ii) being herein referred to as "Sublessee's Additional Work"), including, without limitation, all of the Sublessor's contractor's general conditions, profit and overhead allocable to the Sublessee's Additional Work. Sublessor shall submit requests for bids for each component of the Sublessee's Additional Work to at least three (3) reputable subcontractors acceptable to Sublessor and Sublessee. Sublessee shall review the bids and, within three (3) days following receipt thereof, shall indicate to Sublessor Sublessee's choice(s) of subcontractor(s) for Sublessee's Additional Work. Sublessee shall pay to Sublessor the Sublessee's Contribution within three (3) business days following receipt of an invoice therefor from Lessor, and such Sublessee's Contribution shall be paid to Sublessor, in any event, prior to the commencement of construction of the Sublease Improvements. Sublessee shall pay to Sublessor an amount equal to the cost of any Change Order within three (3) business days following receipt of an invoice therefor from Sublessor.

                  (g) If any Sublessee Delay shall occur, then the term of this Sublease and Sublessee's obligation to pay rent hereunder will commence on the date on which the Sublease Improvements would have been Substantially Completed but for the Sublessee Delay. For purposes of this Sublease, each one or more of the following shall constitute a "Sublessee Delay": (i) Sublessee's failure to timely approve the Architectural Plans or the Final Plans or Sublessee's expressing any disapproval thereof unless and to the extent such disapproval shall be based upon material inconsistency thereof with the Space Plan; (ii) Sublessee's request for materials, finishes or installations constituting "long-lead time items," as reasonably determined by Sublessor;
(iii) Sublessee's request for a Change Order in the Sublease Improvements or in the Final Plans (notwithstanding Sublessor's approval of any such changes), (iv) any delays in the Substantial Completion of the Sublease Improvements or any portion thereof resulting from Sublessee's Additional Work or caused by any subcontractor selected to perform any of Sublessee's Additional Work, or (v) any other act or omission by Sublessee or its agents, including, without limitation, Sublessee's Coordinator, which directly or indirectly delays completion of the Sublease Improvements or Sublessor's delivery to Sublessee of possession of the Subleased Premises.

                  (h) Sublessee's acceptance of the Subleased Premises shall be deemed its approval of the condition of the Subleased Premises, including, without limitation, the Sublease Improvements.

         6.       Security Deposit

                  (a) Sublessee shall by not later than December 17, 2001 deliver to Sublessor and, shall, except as otherwise provided herein, maintain in

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effect at all times during the Sublease Term, an irrevocable letter of credit, in a form and with terms acceptable to Sublessor in its sole discretion, in the amount of $939,705.00 as security for the faithful performance and observance by Sublessee of the terms, provisions, covenants and conditions of this Sublease. Such letter of credit shall be issued by a banking corporation reasonably satisfactory to Sublessor and having its principal place of business or its duly licensed branch or agency in the State of New York. Such letter of credit shall have an expiration date no earlier than the first anniversary of the date of issuance thereof and shall be automatically renewed from year to year unless terminated by the issuer thereof by notice to Sublessor given not less than forty-five (45) days prior to the expiration thereof. Except as otherwise provided herein, Sublessee shall, throughout the Sublease Term, deliver to Sublessor, in the event of the termination of any such letter of credit, replacement letters of credit in lieu thereof (each such letter of credit and such extensions or replacements thereof, as the case may be, is hereinafter referred to as a "Security Letter") no later than forty-five (45) days prior to the expiration date of the preceding Security Letter. The term of each such Security Letter shall be not less than one (1) year and shall be automatically renewable from year to year as aforesaid. If Sublessee shall fail to obtain any replacement of a Security Letter within the time limits set forth in this subparagraph (a), Sublessor may draw down the full amount of the existing Security Letter and retain the same as security hereunder.

                  (b) In the event, Subtenant defaults in respect to any of the terms, provisions, covenants and conditions of this Sublease after the expiration of applicable notice and cure periods, including, but not limited to, the payment of Rent, Sublessor may draw upon the Security Letter to the extent required for the payment of any Rent or any other sum as to which Sublessee is in default or for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default in respect of any of the terms, provisions, covenants and conditions of this Sublease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Sublessor. To insure that Sublessor may utilize the security represented by the Security Letter in the manner, for the purpose, and to the extent provided in this paragraph 6, each Security Letter shall provide that the full amount thereof may be drawn down by Sublessor upon the presentation to the issuing bank of Sublessor's draft drawn on the issuing bank without accompanying memoranda on statement of beneficiary.

                  (c) In the event Sublessor draws any portion or all of the security delivered hereunder, Sublessee shall forthwith restore the amount so applied or retained by providing a supplemental Security Letter so that at all times the amount deposited shall be not less than the security required by subparagraph (a) hereof.

                  (d) In the event that (i) Sublessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease; (ii) Sublessee

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

shall not have been in monetary default hereunder more than one (1) time in any given year or more than three (3) times in the aggregate and (iii) the Sublessee's Financial Statements (as hereinafter defined) evidence a net worth acceptable to Sublessor, in its sole discretion, the security shall be reduced as follows: (x) upon the expiration of the thirty-seventh (37th) full calendar month of the Sublease Term to $751,770.00 and (y) upon the expiration of the sixty-first (61st) full calendar month of the Sublease Term to $563,827.50. Sublessee agrees that on each anniversary of the date hereof, Sublessee shall deliver to Sublessor an unconditional audited financial statement of Sublessee (the "Financial Statement") for the prior year evidencing Sublessee's tangible net worth prepared in accordance with GAAP, consistently applied from period to period, by an independent certified public accounting firm acceptable to Sublessor (the "Acceptable Firm"). Sublessor hereby agrees that PricewaterhouseCoopers LLP or another so-called "Big 5" accounting firm shall be deemed acceptable to Sublessor.

                  (e) Provided that Sublessee shall cure all defaults in the performance of the terms, provisions, covenants and conditions of this Sublease, within any applicable cure periods, the security shall be returned to Sublessee within thirty (30) days after the date fixed as the end of the Sublease or the date of earlier termination of this Sublease and after delivery of entire possession of the Subleased Premises to Sublessor. Sublessee further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Sublessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         7. Brokers. Sublessor and Sublessee each represents and warrants to the other that neither has dealt with any broker or other intermediary in connection with this transaction other than Insignia/ESG, Inc. and Newmark & Company Real Estate, Inc. (collectively, the "Brokers"), whose commission shall be paid by Sublessor in accordance with the provisions of a separate commission agreement. Each party agrees to, and hereby does, defend, indemnify and hold the other harmless against and from any brokerage commissions or claims therefor by any party, other than the Brokers, claiming to have dealt with the indemnifying party, and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses for any breach of the foregoing.

         8. Notices. All notices and demands under this Sublease shall be in writing and shall be effective by transmission to the applicable address set forth below, (i) on the same day sent, by facsimile transmission with a confirmation of transmission and receipt, or (ii) one (1) day after being sent by overnight delivery with a nationally recognized overnight delivery service that provides tracking and proof of receipt, or (iii) three (3) days after being deposited in the U.S. mails, by registered or certified mail, return receipt requested (except for notices to Master Landlord, which shall be given in accordance with Section 31.01 of the Master Lease).

If to Master Landlord:           As required under the Lease.

If to Sublessor:                 At the address set forth in the opening
                                 paragraph of this Sublease,
                                 Attention: Controller.

If to Sublessee:                 At the address set forth in the opening
                                 paragraph of this Sublease,
                                 Attention: President and
                                            Chief Operating Officer

Either party may change its address for notices and demands under this Sublease by notice to the other party.

         9.       Subordination to Lease.

                  (a) This Sublease is subject and subordinate to the Master Lease. Sublessee shall not cause a default under the Master Lease or permit its employees, agents, contractors or invitees to cause a default under the Master Lease. Sublessee shall have all of the rights and assume all the responsibilities of Tenant under the lease with regard to the Subleased Premises except as specifically modified by the Sublease Agreement (provided, however, that Sublessee shall be obligated to pay, as Rent hereunder, only the Fixed Annual Rent and Additional Rent set forth in the Sublease Agreement). If the Master Lease terminates before the expiration of the term of this Sublease, Sublessor shall not be liable to Sublessee for any damages arising out of such termination.

                  (b) Except as set forth below, all the terms, covenants and conditions in the Master Lease are incorporated as a part of this Sublease, provided, however, all references in the Lease to "Landlord", "Tenant", "Lease", "Demised Premises", "Commencement Date" and "Term" are hereby revised to read:
"Sublessor", "Sublessee", "Sublease", "Subleased Premises", "Sublease Commencement Date" and "Sublease Term" and all derivatives thereof, and all references in the Lease to "subletting", "sublease" and "sublessee" are hereby revised to read: "Subsubletting", "Subsublease" and "Subsublessee", respectively; further provided, however, that the following sections of the Master Lease, as incorporated in this Sublease, are hereby revised as follows:
(i) in Section 3.01, Section 3.03(c), Section 4.01, the first instance in the last sentence of Section 4.02, Section 4.03, Section 4.04, Section 4.05, Section 4.06, Section 5.02, Section 5.03, Section 6.01, Section 9.09, except in the last sentence thereof, Section 10.02, the first instance in the first sentence of
Section 11.01, Section 11.06(d), Section 11.06(j), the last sentence of Section 14.01, Section 14.05, Section 15.02, Section 15.03, Section 21.03, Section 21.04, Section 21.07, the first paragraph of Section 29.01, Section 36 and
Section 44.01, all references therein to "Landlord" are hereby

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revised to read "Master Landlord"; (ii) in Section 8.02(a), Section 9.01,
Section 15.01, Section 15.04 and Section 15.05, the term "Landlord" is hereby revised to read "Master Landlord or Sublessor"; (iii) in Section 6.01(vii)(2),
Section 9.02 and the second paragraph of Section 29.01, the term "Landlord" is hereby revised to read "at Sublessor's discretion, Master Landlord and/or Sublessor"; (iv) in the second line of Section 3.01(a), the year "2000" is revised to read"2001," and the year "2001" is revised to read "2002"; (v) in the second line of Section 3.01(b), the phrase "eight and fourteen hundredths percent (8.14%) is revised to read "two and seventy-six hundredths percent (2.76%)"; (vi) in the second line of Section 3.01(e), the year "2000" is revised to read "2001"; (vii) in the second line of Section 3.01(i), the year "2000" is revised to read "2001"; (viii) in Section 3.01(j), the following phrase is hereby inserted at the end of the last sentence thereof: "to the extent Sublessor shall have received same from Master Landlord."; (ix) in Section 3.01(k), the term "49,304 " is hereby revised to read "16,706"; (x) in Section 4.05, in the next to the last sentence thereof, the term "Tenant" is hereby revised to read "Sublessor"; (xi) in Section 6.01, wherever the term "$50,000.00" appears, such term is hereby revised to read "$10,000.00"; wherever the term "$100,000.00" appears, such term is hereby revised to read "$25,000.00"; wherever the term "fifteen (15) Business Days" appears, such term is hereby revised to read "twenty (20) Business Days"; wherever the term "ten
(10) Business Days" appears, such term is hereby revised to read "fifteen (15) Business Days," and the parenthetical phrase in the last sentence of the first paragraph of this Section is hereby deleted; (xii) in Section 6.01(vii), Section 8.02(c) and in every other provision of the Master Lease as incorporated in this Sublease, where there is required to be provided a bond, at the discretion of Sublessor, Sublessee shall furnish such bond to Sublessor and/or Master Landlord; (xiii) in Section 9.08(c), the phrase "the building and fixtures, appurtenances and equipment therein" is hereby revised to read "the furniture, furnishings, fixtures and other properties belonging to Sublessor"; (xiv) in the eleventh line of Section 11.10(a), the amount "150,000,000" is revised to read "25,000,000"; (xv) the language beginning with the word "provided" in the thirteenth line of Section 11.10(a) and continuing through the end of the subsection is revised to read: "and shall, on or before the effective date of such assignment or sublease, deliver to Landlord as additional security hereunder, a letter of credit in favor of Landlord, on the same terms and conditions as required of the Sublessee under Section 6 of the Sublease Agreement" (xvi) in Section 11.05(a) and Section 11.05(c), the term "forty five
(45) days" is hereby revised to read "twenty (20) days"; (xvii) in Section 15.01, the first sentence thereof is hereby revised to read "Sublessee shall permit Master Landlord to erect, use and maintain pipes, ducts and conduits in and through the Subleased Premises, provided the same are installed adjacent to or concealed behind walls and ceilings of the Subleased Premises"; (xviii) in
Section 16.02(a) and Section 16.02(f), the term "five (5) days" is hereby revised to read "two (2) days"; (xix) in Section 16.02(b), the term "fifteen
(15) days" is hereby revised to read "seven (7) days"; (xx) in Section 16.02(g), the term "ten (10) days" is hereby revised to read "five (5) days"; (xxi) in
Section 21.02, the following phrase is hereby added, after the

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

words "if possible", in the sixth line thereof: "provided Master Landlord shall have notified Sublessor thereof"; (xxii) in Section 22.01, wherever the phrases "Building" or "Land and Building" appears, such terms are hereby revised to read "the leasehold interest of the Sublessor in the Master Lease Premises, under the Master Lease"; (xxiii) in Section 29, the last sentence of the first paragraph thereof is hereby amended by inserting the words: "by Master Landlord," after the word "applied," therein; (xxiv) in Section 44.01, the last sentence thereof is hereby deleted in its entirety; (xxv) in Section 51.02(a), the term "limited partnership" is hereby amended to read: "corporation"; (xxvi) and in Section 51.02(c) the term "Land and Building" is hereby amended to read: "the leasehold Interest of Sublessor in the Master Lease Premises." To the extent incorporated into this Sublease, Sublessee shall perform each and every of the obligations of the Sublessor, as the tenant under the Master Lease. Notwithstanding any other provision of this Sublease, Sublessor, as sublessor under this Sublease, shall have the benefit of all rights, remedies and limitations of liability enjoyed by Master Landlord, as the landlord under the Master Lease, but, notwithstanding the incorporation of certain of the terms, covenants and conditions of the Master Lease as provided above, (i) Sublessor shall have no obligations under this Sublease to perform the obligations of Master Landlord, as the landlord under the Master Lease, including without limitation any obligation to provide services, make repairs or maintain insurance, and Sublessee shall seek such performance and obtain such services solely from the Master Landlord; (ii) Sublessor shall not be bound by any representations or warranties of the Master Landlord under the Master Lease; (iii) in any instance where the consent of Master Landlord is required under the terms of the Master Lease, the consent of Sublessor and Master Landlord shall be required; and (iv) Sublessor shall not be liable to Sublessee for any failure or delay in Master Landlord's performance of its obligations, as landlord under the Master Lease. Upon request of Sublessee, Sublessor shall, at Sublessee's expense, use reasonable efforts to cooperate with Sublessee in its efforts to cause Master Landlord to perform its obligations under the Master Lease; provided that in no event shall Sublessor be obligated to institute legal proceedings.

                  (c) Notwithstanding any contrary provision of this Sublease, the following terms and conditions of the Lease (and references thereto) are not incorporated as provisions of this Sublease: Section 1.01,
Section 1.05, Sections 2.01 through 2.03, Section 3.10, Section 3.11, Section 4.07, Section 9.10, Article 10, Section 21.01, Section 21.05, Section 21.06,
Article 24, Article 31, Article 40, Article 42, Article 45, Article 47, Article 48, Article 50, Article 52, Article 53, Exhibits A-1, D, E-1, E-2 and E-3 of the Master Lease. Sublessee acknowledges and agrees that it has no right to or interest in those rights created under the following provisions of the Master
Lease: Sections 47, 48, 50, 52 and 53.

         10. Landlord's Approval. This Sublease is subject to the approval of the Master Landlord pursuant to Article 11 of the Master Lease. Both parties shall cooperate to timely furnish to Landlord any information necessary to Landlord's decision.

         11. Entire Agreement. This Sublease contains all of the agreements, conditions, warranties and representations relating to the sublease of the Subleased Premises and may be amended or modified only by written instruments executed by both Sublessor and Sublessee.

         12. Authority. Sublessor and Sublessee each represent and warrant to the other that the individual(s) executing and delivering this Sublease on its behalf is/are duly authorized to do so and that this Sublease is binding on Sublessee and Sublessor in accordance with its terms. Simultaneously with the execution of this Sublease, Sublessee shall deliver evidence of such authority to Sublessor in a form reasonably satisfactory to Sublessor.

         13. Option to Terminate. Sublessor and Sublessee shall each have the right and option, exercisable by giving the other party a minimum of nine
(9) months prior written notice thereof, to terminate this Sublease at the expiration of the sixty-first (61st) full month of the Sublease Term (the "Option to Terminate") and, in the event the Sublessee exercises the Option to Terminate, Sublessee shall pay to Landlord an amount equal to the sum of (x) $125,295.00 (the amount of the First Abatement) plus (y) the sum of the unamortized brokerage commissions, legal fees and costs and costs of construction of the Sublease Improvements incurred by Sublessor (assuming amortization on a straight-line basis over sixty-one (61) months. Sublessee shall pay all Rent under the Sublease and abide by all of the terms and conditions of the Sublease and the Master Lease through and including such early termination date.

         IN WITNESS WHEREOF, the parties have cause this agreement to be executed as a sealed instrument and delivered as of the day and year first above written.

WITNESSES:                                 SUBLESSOR:

                                           ANSWERTHINK, INC., a Florida
/s/  JOSIE ESTEVEZ-LUGO                    corporation, successor in interest to
--------------------------------           ANSWER-THINK CONSULTING GROUP,
Print Name: Josie Estevez-Lugo             INC. a Florida corporation

                                           By:  /s/ FRANK A. ZOMERFELD
                                                --------------------------
/s/  SANDRA LEHTIO                         Name: Frank A. Zomerfeld
--------------------------------           Title: Secretary
Print Name: Sandra Lehtio
                                           SUBLESSEE:

                                           EYETECH PHARMACEUTICALS, INC.,
                                           a Delaware corporation

/s/ WILLIAM O'CONNOR
--------------------------------
Print Name: William O'Connor

                                           By: /s/ DAVID GUYER
                                               --------------------------
                                           Name: David Guyer
/s/ LONI DASILVA                           Title: CEO
--------------------------------
Print Name: Loni daSilva

                              AMENDMENT TO SUBLEASE

         This Amendment to Sublease Agreement (the "Amendment") is made as of the 22 day of February, 2002, by and between ANSWERTHINK, INC., a Florida corporation, successor in interest to ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation ("Sublessor"), and EYETECH PHARMACEUTICALS, INC., a Delaware corporation ("Sublessee").

                                    RECITALS:

         A. Sublessor and Sublessee are parties to a certain Sublease Agreement (the "Sublease") dated of as December 19, 2001, with respect to the Subleased Premises described therein.

         B. Pursuant to Section 10 of the Sublease, the Sublease is subject to the approval of the Master Landlord identified therein and Sublessor and Sublessee wish to enter into this Amendment in order make certain revisions requested by Master Landlord as a condition to its approval of the Sublease.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and intending to be legally bound, Sublessor and Sublessee agree as follows:

         1. Recitals. The foregoing Recitals are true and correct and are hereby incorporated herein by reference.

         2. Definitions. Capitalized terms not defined in this Amendment shall have the meanings given to them in the Sublease. All references to the Sublease shall mean and refer to the Sublease, as amended by this Amendment.

         3. Amendments to Sublease. Sublessor and Sublessee hereby acknowledge and agree that the Sublease is hereby amended in the manner and to the extent described on the copy of the Sublease attached hereto as Exhibit "1" and hereby made a part hereof, to which the amendments to the Sublease which Sublessor and Sublessee have agreed to are indicated by underscore, with respect to additions, and by strike-through, with respect to deletions.

         4. Modification. Sublessor and Sublessee hereby acknowledge and agree that, except as expressly amended by this Amendment, the Sublease remains in full force and effect, and that neither Sublessor nor Sublessee are in default of any of the terms or conditions thereof.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as a sealed instrument and delivered as of the day and year first above written.

WITNESSES:                                 SUBLESSOR:

                                           ANSWERTHINK, INC., a Florida
/s/ JOSIE E.  LUGO                         corporation, successor in interest to
------------------                         ANSWERTHINK CONSULTING
Print Name: Josie E. Lugo                  GROUP, INC. a Florida corporation

/s/ COLLEEN HANSON                         By: /s/ FRANK A. ZOMERFELD
------------------                             -----------------------
Print Name: Colleen Hanson                 Name: Frank A. Zomerfeld
                                           Title: Secretary and Corporate
                                                  Counsel

                                           SUBLESSEE:

/s/ ELISA SPANEDDA                         EYETECH PHARMACEUTICALS,
------------------                         INC., a Delaware corporation
Print Name: Elisa Spanedda

                                           By: /s/ WILLIAM O'CONNOR
                                               --------------------
/s/ JENNIFER ROETTGER                      Name: William O'Connor
---------------------                      Title: V.P. Finance
Print Name: Jennifer Roettger

          ************************************************************

                               AGREEMENT OF LEASE

                                     between

                   500-512 SEVENTH AVENUE LIMITED PARTNERSHIP

                                    Landlord,

                                       and

                       ANSWERTHINK CONSULTING GROUP, INC.

                                     Tenant,

                              Dated: April 13, 2000

                                    PREMISES:
                                    ---------

                     A portion of the seventeenth (17th) and
                    a portion of the eighteenth (18th) floors
                               500 Seventh Avenue
                               New York, New York

********************************************************************************

                            -------------------------

                                     EXHIBIT

                                       "A"

                            -------------------------

                                TABLE OF CONTENTS

                                                                                                   PAGE
ARTICLE 1
         RENT..................................................................................      1

ARTICLE 2
         PREPARATION OF THE DEMISED PREMISES...................................................      3

ARTICLE 3
         ADJUSTMENTS OF RENT...................................................................      5

ARTICLE 4
         ELECTRICITY...........................................................................     11

ARTICLE 5
         USE...................................................................................     14

ARTICLE 6
         ALTERATIONS AND INSTALLATIONS.........................................................     15

ARTICLE 7
         REPAIRS...............................................................................     20

ARTICLE 8
         REQUIREMENTS OF LAW...................................................................     22

ARTICLE 9
         INSURANCE, LOSS, REIMBURSEMENT, LIABILITY.............................................     23

ARTICLE 10
         DAMAGE BY FIRE OR OTHER CAUSE.........................................................     29

ARTICLE 11
         ASSIGNMENT, MORTGAGING, SUBLETTING, ETC...............................................     31

ARTICLE 12
         CERTIFICATE OF OCCUPANCY..............................................................     39

ARTICLE 13
         ADJACENT EXCAVATION -- SHORING...............................................       40

ARTICLE 14
         CONDEMNATION.................................................................       40

ARTICLE 15
         ACCESS TO DEMISED PREMISES; CHANGES..........................................       42

ARTICLE 16
         CONDITIONS OF LIMITATION.....................................................       43

ARTICLE 17
         RE-ENTRY BY LANDLORD, INJUNCTION.............................................       45

ARTICLE 18
         DAMAGES......................................................................       46

ARTICLE 19
         LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS.............................       48

ARTICLE 20
         QUIET ENJOYMENT..............................................................       49

ARTICLE 21
         SERVICES AND EQUIPMENT.......................................................       49

ARTICLE 22
         DEFINITIONS..................................................................       52

ARTICLE 23
         INVALIDITY OF ANY PROVISION..................................................       53

ARTICLE 24
         BROKERAGE....................................................................       53

ARTICLE 25
         SUBORDINATION................................................................       53

ARTICLE 26
         CERTIFICATE OF TENANT........................................................       55

ARTICLE 27
         LEGAL PROCEEDINGS WAIVER OF JURY TRIAL.................................        56

ARTICLE 28
         SURRENDER OF PREMISES..................................................        56

ARTICLE 29
         RULES AND REGULATIONS..................................................        57

ARTICLE 30
         CONSENTS AND APPROVALS.................................................        57

ARTICLE 31
         NOTICES................................................................        57

ARTICLE 32
         NO WAIVER..............................................................        58

ARTICLE 33
         CAPTIONS...............................................................        59

ARTICLE 34
         INABILITY TO PERFORM...................................................        59

ARTICLE 35
         NO REPRESENTATIONS BY LANDLORD.........................................        60

ARTICLE 36
         NAME OF BUILDING.......................................................        60

ARTICLE 37
         RESTRICTIONS UPON USE..................................................        60

ARTICLE 38
         ARBITRATION............................................................        61

ARTICLE 39
         INDEMNITY..............................................................        61

ARTICLE 40
         MEMORANDUM OF LEASE....................................................        61

ARTICLE 41
         MISCELLANEOUS..........................................................        62

ARTICLE 42
         SECURITY DEPOSIT.......................................................        63

ARTICLE 43
         PARTNERSHIP............................................................        65

ARTICLE 44
         SUBLEASE...............................................................        65

ARTICLE 45
         FAILURE TO GIVE POSSESSION.............................................        66

ARTICLE 46
         INTENTIONALLY OMITTED..................................................        68

ARTICLE 47
         FIRST OFFERING SPACE...................................................        68

ARTICLE 48
         EXTENSION OF TERM OPTION...............................................        76

ARTICLE 49
         INTENTIONALLY OMITTED..................................................        79

ARTICLE 50
         LAYOUT AND FINISH; TENANT WORK CREDIT..................................        79

ARTICLE 51
         TENANT'S AND LANDLORD'S REPRESENTATIONS................................        85

ARTICLE 52
         SATELLITE DISH INSTALLATION............................................        86

                  AGREEMENT OF LEASE made as of this 13th day of April, 2000, between 500-512 SEVENTH AVENUE LIMITED PARTNERSHIP, a New York limited partnership, with its office at c/o Newmark & Company Real Estate, Inc., 125 Park Avenue, New York, New York, 10017 (hereinafter referred to as "Landlord"), and ANSWERTHINK CONSULTING GROUP, INC., a Florida corporation, with its office at 1001 Brickell Bay Drive, Suite 3000, Miami, Florida 33131 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

                  Landlord hereby leases and Tenant hereby hires from Landlord, in the building (hereinafter called the "Building") known as 500 Seventh Avenue, New York, New York 10016, the following space: a portion of the seventeenth
(17th) floor and a portion of the eighteenth (18th) floor of the Building, as shown hatched on the plans annexed hereto as Exhibit A (which space is hereinafter referred to as "the demised premises"); for a term of approximately fifteen (15) years, to commence on the date hereof (hereinafter referred to as the "Commencement Date"), and to end on the last day of the month in which occurs the fifteenth (15th) anniversary of the Rent Commencement Date (such date on which the term of the Lease expires is hereinafter referred to as the "Expiration Date") or on such date as such term shall sooner cease and terminate as hereinafter provided. The Building is located on the land (herein called the "Land") described on Exhibit B annexed hereto).

                  The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, trustees, successors and assigns, hereby covenant as follows:

                                   ARTICLE 1

                                      RENT

                  1.01 Subject to the provisions of Section 45 of this Lease, Tenant shall pay to Landlord a fixed annual rent (hereinafter referred to as "fixed annual rent") at the annual rate of:

                           (a)      One Million Nine Hundred and Seventy-Two
Thousand One Hundred Sixty Dollars ($1,972,160.00) per annum (One Hundred Sixty-Four Thousand Three Hundred Forty-Six and 67/100 Dollars ($164,346.67) per month) during the period commencing on the Rent Commencement Date and ending on the last day of the month preceding the month in which occurs the fifth (5th) anniversary of the Rent Commencement Date;

                           (b)      Two Million Seventy Thousand Seven Hundred
Sixty-Eight Dollars ($2,070,768.00) per annum (One Hundred Seventy-Two Thousand Five Hundred Sixty-Four and 00/100 Dollars ($172,564.00) per month) during the period commencing on the first day of the month in which occurs the fifth (5th) anniversary of the Rent Commencement Date and ending on the last day of the month preceding the month in which occurs the tenth (10th) anniversary of the Rent Commencement Date; and

                           (c)      Two Million One Hundred Sixty-Nine Thousand
Three Hundred Seventy-Six Dollars ($2,169,376.00) per annum (One Hundred Eighty Thousand Seven Hundred Eighty-One and 33/100 Dollars ($180,781.33) per month) during the period commencing on the first day of the month in which occurs the tenth (10th) anniversary of the Rent Commencement Date and ending on the Expiration Date.

                  Tenant agrees to pay the fixed annual rent in lawful money of the United States of America, in equal monthly installments in advance on the first day of each calendar month during said term, at the office of Landlord or such other place in the United States of America as Landlord may designate, without any setoff or deduction whatsoever, except such deduction as may be occasioned by the occurrence of any event permitting or requiring a deduction from or abatement of rent as specifically set forth in Articles 10 and 14 hereof. Should the obligation to pay fixed annual rent commence on any day other than on the first day of a month, then the fixed annual rent for such month shall be prorated on a per diem basis.

                  The first month's installment of fixed annual rent due under this Lease in the amount of One Hundred Sixty-Four Thousand Three Hundred Forty-Six and 67/100 Dollars ($164,346.67) shall be paid by Tenant upon the execution of this Lease.

                  If this Lease be a renewal of any existing lease any rent due thereunder after the expiration of the term of such lease shall be deemed additional rent under this Lease.

                  1.02 Tenant shall pay the fixed annual rent and additional rent as above and as hereinafter provided, by good and sufficient check (subject to collection) drawn on a bank having a banking office in New York City whose checks will clear within three (3) days after deposit in Landlord's account. All sums other than fixed annual rent payable by Tenant hereunder shall be deemed additional rent (for default in the payment of which Landlord shall have the same remedies as for a default in the payment of fixed annual rent), and shall be payable on demand, unless other payment dates are hereinafter provided.

                  1.03 If Tenant shall fail to pay when due any installment of fixed annual rent or any payment of additional rent for a period of three (3) days after such installment or payment shall have become due, Tenant shall pay interest thereon at the Interest Rate (as such term is defined in Article 22 hereof), from the date when such installment or payment shall have become due to the date of the payment thereof, and such interest shall be deemed additional rent.

                  1.04 If any of the fixed annual rent or additional rent payable under the terms and provisions of this Lease shall be or become uncollectible, reduced or required to be refunded because of any Legal Requirement (as such term is defined in Article 22 hereof), Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (a) the rents shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to (i) the rents which would have been paid pursuant to this Lease but for such legal rent restriction less
(ii) the rents paid by Tenant during the period such legal rent restriction was in effect.

                  1.05 Notwithstanding any language to the contrary contained herein, the fixed annual rent payable hereunder shall be abated during the period (the "Abatement Period") commencing on the Commencement Date and ending on October 31, 2000 (the date following the expiration of the Abatement Period is herein called the "Rent Commencement Date").

                                   ARTICLE 2

                       PREPARATION OF THE DEMISED PREMISES

                  2.01 Tenant has examined the demised premises and agrees to accept the same in their condition and state of repair existing as of the date hereof subject to the representations and responsibilities of Landlord under this Lease and to normal wear and tear and to the removal therefrom by Landlord of the property of the existing tenant or occupant thereof, if any, and understands and agrees that Landlord shall not be required to perform any work, supply any materials or incur any expense to prepare the demised premises for Tenant's occupancy, except that Landlord, at Landlord's sole cost and expense, shall:

                           (a)      provide to Tenant at least six (6)
connection points to the Building's fire safety system (at least one (1) connection point on every third (3rd) floor of the Building) to which it may connect its Class E subsystem (consisting of smoke detectors and other life safety and security devices) to comply with applicable laws including, without limitation, New York City Local Law, provided, however, Tenant shall solely be responsible for the cost of making such connections;

                           (b)      demolish all or portions of the demised
premises, including all of former tenant's wiring in the electrical closets servicing the demised premises, other than core areas therein and in accordance with Tenants's demolition plan prior to the commencement of performance of Tenant's Work (as that term is hereinafter defined) provided that Landlord approves such demolition plan which approval shall not be unreasonably withheld or delayed and provided further that if Landlord fails to deliver its response to such demolition plan within ten (10) Business Days of receipt thereof, then such demolition plan shall be deemed approved by Landlord;

                           (c)      remove asbestos in the demised premises in
accordance with applicable legal requirements to facilitate Tenant's Work in and to the demised premises, including any vinyl asbestos tile ("VAT"), and deliver to Tenant an original ACP-5 or ACP-7, as applicable, in connection therewith;

                           (d)      remove all existing exterior windows in the
demised premises; and supply and install new Building Standard (as defined herein) exterior windows throughout the demised premises by no later than September 1, 2000;

                           (e)      deliver all existing radiators within the
demised premises in proper working order; and

                           (f)      deliver the demised premises with the
existing sprinkler loop in good working order.

For the purposes of this Section 2.01, "core areas" shall mean restrooms and the distribution electrical panels.

                  2.02 If the Commencement Date is other than the specific date hereinabove set forth then Tenant shall at Landlord's request, execute a written agreement confirming the Commencement Date. Any failure of the parties to execute such written agreement shall not affect the validity of the Commencement Date as fixed and determined by Landlord as aforesaid.

                  2.03     (a)      Subject to Article 45 of this Lease,
Landlord shall use all reasonable efforts to complete Landlord's work described in Sections 2.01(b) and (c) within forty-five (45) days of the Commencement Date.

                           (b)      Landlord shall use reasonable efforts to
coordinate Landlord's work described in Sections 2.01 (a), (d), (e) and (f) above to be completed in conjunction with Tenant's Work (as described in Article 50 of this Lease).

                           (c)      If Landlord shall not have substantially
completed (i) the items of Landlord's work listed in Sections 2.01(b) and (c) hereof in the demised premises (except for the Occupied Space as provided for in Article 45 herein) on the express date set forth in this Section 2.03(a) for the completion of such items or (ii) the items of Landlord's work listed in Sections 2.01(a), (d) (e) and (f) hereof in the demised premises (except for the Occupied Space as provided for in Article 45 herein) by the date on which Tenant's Work has been substantially completed and Tenant is ready to occupy the demised premises, then the fixed rent and additional rent payable for any portion of the demised premises in which an item of Landlord's work is not substantially completed in accordance with the criteria set forth above shall be abated until the date such item of work is substantially completed. Notwithstanding any language to the contrary contained in this Lease, the completion date specified for any item of Landlord's Work shall be extended by one (1) day for each day that Landlord is prevented from performing or completing such work by reason of a Tenant Delay. A "Tenant Delay" shall mean: (a) delays in submitting the final plan(s) with respect to Tenant's Work, or in approving any drawings or specifications, giving authorizations or supplying information; (b) additional time needed by Landlord, as a result of Tenant requesting Landlord to make a change or addition to Landlord's work or change in the final plan(s); or (c) delays in hiring a general contractor, engineer and/or architect in connection with the work described in Article 50 hereof. The term "substantially completed" shall mean the work is completed except for minor or insubstantial details of construction, mechanical adjustment, decoration, or other punch-list items which remain to be performed.

                                   ARTICLE 3

                               ADJUSTMENTS OF RENT

                  3.01 For the purposes of this Article 3, the following definitions shall apply:

                           (a)      The term "Base Tax" shall mean the Taxes for
the Tax Year commencing July 1, 2000, and ending on June 30, 2001 by (ii) the real property tax rate for such Tax Year.

                           (b)      The term "Tenant's Proportionate Share"
shall be deemed to mean eight. and fourteen hundredths percent (8.14%).

                           (c)      The term "Taxes" shall mean (i) all real
estate taxes, assessments, sewer rents and water charges, governmental levies, municipal taxes, county taxes or any other governmental charge, general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind or nature whatsoever, which are or may be assessed levied or imposed upon all or any part of the Land, the Building and the sidewalks, plazas or streets in front of or adjacent thereto, including any tax, excise or fee measured by or payable with respect to any rent, and levied against Landlord and/or the Land and/or Building, under the laws of the United States, the State of New York, or any political subdivision thereof, or by the City of New York or any political subdivision thereof and any charge imposed by any business improvement district, and (ii) any expenses incurred by Landlord in contesting any of the foregoing set forth in clause (i) of this sentence or the assessed valuations of all or any part of the Land and Building, etc. or collecting any refund to the extent such expenses are less than or equal to the savings for the Tax Year in which such expenses are incurred. If, due to a future change in the method of taxation or in the taxing authority, a new or additional real estate tax, or a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord, and/or the Land and/or Building, in addition to, or in substitution in whole or in part for any tax which would constitute "Taxes", or in lieu of additional Taxes, such tax or imposition shall be deemed for the purposes hereof to be included within the term "Taxes". Except as set forth in the immediately preceding sentence, Taxes shall not include sales, transfer, income, franchise, estate or inheritance taxes or any penalties or interest imposed on Landlord in connection with late payment thereof.

                           (d)      The term "Tax Year" shall mean each period
of twelve (12) months, commencing on the first day of July of each such period, in which occurs any part of the term of this Lease or such other period of twelve months occurring during the term of this Lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

                           (e)      The term "Operating Year" shall mean the
calendar year 2000 and each succeeding calendar year thereafter.

                           (f)      The term "Wage Rate" with respect to any
Operating Year shall mean the regular average hourly wage rate required to be paid to Porters in

Class A Office Buildings, without fringes, pursuant to any agreement between the Realty Advisory Board on Labor Relations, Incorporated or any successor thereto (hereinafter referred to as "R.A.B.") and Local 32B/32J of the Building Service Employees International Union AFL-CIO, or any successor thereto (hereinafter referred to as "Local 32B") in effect during such Operating Year, provided that if any such agreement shall require Porters to be regularly employed on days or during hours when overtime or other premium pay rates are in effect, then the term "regular average hourly wage rate" shall mean the regular average hourly wage rate for the hours in a calendar week which Porters are required to be regularly employed (whether or not actually at work in the Building), e.g., if, for example, as of January 1, 2000, an agreement between R.A.B. and Local 32B would require the regular employment of Porters for 40 hours during a calendar week at a regular average hourly wage of $4.00 for the first 30 hours and at an overtime hourly average wage of $5.00 for the remaining 10 hours, then the regular average hourly wage rate under this subsection, as of January 1, 2000, would be the sum arrived at by dividing the total weekly average wages of $170.00 by the total number of required hours of employment which is 40 and resulting in a regular average hourly wage rate of $4.25. The computation of the regular average hourly wage rate shall be on the same basis whether based on an hourly or other pay scale but predicated on the number of hours in such respective work weeks, whether paid by Landlord or any independent contractor. If there is no such agreement in effect as of the date of any Escalation Statement on which such regular average hourly wage rate is determinable, the computations shall be made on the basis of the regular average hourly wage rate being paid by Landlord or by the contractor performing porter or cleaning services for Landlord as of the date of such Escalation Statement and appropriate retroactive adjustments shall be made when the regular average hourly wage rate paid as of such Escalation Statement is finally determined. If length of service shall be a factor in determining any element of wages it shall be conclusively presumed that all employees have at least three years of service. The Wage Rate is intended to be an index in the nature of a cost of living index, and is not intended to reflect the actual costs of wages or expenses for the Building.

                           (g)      The term "Porters" shall mean that
classification of employee engaged in the general maintenance and operation of Class A Office Buildings most nearly comparable to the classification now applicable to porters in the current agreements between R.A.B. and Local 32B/32J (which classification is presently termed "others" in said agreement).

                           (h)      The term "Class A Office Buildings" shall
mean office buildings in the same class or category as the Building under any building operating agreement between R.A.B. and Local 32B/32J, regardless of the designation given to such office buildings in any such agreement.

                           (i)      The term "Base Wage Rate" shall mean the
Wage Rate in effect on January 1, 2000.

                           (j)      The term "Escalation Statement" shall mean a
statement setting forth the amount payable by Tenant for a specified Tax Year or Operating Year (as the case may be) pursuant to this Article 3. Upon Tenant's request therefor, Landlord shall furnish to Tenant a copy of the tax bills and other supporting evidence upon which an Escalation Statement was based.

                           (k)      The term "Wage Rate Multiple" shall mean
49,304.

                  3.02 If the Wage Rate for any Operating Year shall be greater than the Base Wage Rate, then Tenant shall in the case of such an increase pay to Landlord as additional rent for the demised premises for such Operating Year an amount equal to the product obtained by multiplying one hundred percent (100%) of the difference of the Wage Rate for such Operating Year less the Base Wage Rate, by the Wage Rate Multiple.

                  3.03     (a)      Tenant shall pay as additional rent for each
Tax Year a sum (hereinafter referred to as "Tenant's Tax Payment") equal to Tenant's Proportionate Share of the amount by which the Taxes for such Tax Year exceed the Base Tax. Tenant's Tax Payment for each Tax Year shall be due and payable in two (2) equal installments, in advance, (i.e., on the first day of each June and December during each Tax Year) based upon the Escalation Statement furnished prior to the commencement of such Tax Year, until such time as a new Escalation Statement for a subsequent Tax Year shall become effective. If an Escalation Statement is furnished to Tenant after the commencement of a Tax Year in respect of which such Escalation Statement is rendered, Tenant shall, within twenty (20) days thereafter, pay to Landlord an amount equal to the amount of any underpayment of Tenant's Tax Payment with respect to such Tax Year and, in the event of an overpayment, Landlord shall permit Tenant to credit against subsequent payments under this Section 3.03 the amount of Tenant's overpayment, or in the event this Lease has terminated, Landlord shall pay such overpayment (if any) to Tenant within thirty (30) Business Days after the Escalation Statement has been furnished, provided Tenant is not in default beyond any applicable notice and cure periods. If there shall be any increase in Taxes for any Tax Year, whether during or after such Tax Year, Landlord shall furnish a revised Escalation Statement for such Tax Year, and Tenant's Tax Payment for such Tax Year shall be adjusted and paid in the same manner as provided in the preceding sentence. If during the term of this Lease, Taxes are required to be paid (either to the appropriate taxing authorities or as tax escrow payments to a superior mortgagee) in full or in monthly, quarterly, or other installments, on any other date or dates than as presently required, then at Landlord's option, Tenant's Tax Payments shall be correspondingly accelerated or revised so that said Tenant's Tax Payments are due at least thirty (30) days prior to the date payments are due to the taxing authorities or the superior mortgagee. The benefit of any discount for any early payment or prepayment of Taxes shall accrue to the benefit of Tenant and Landlord shall permit Tenant to credit such discount against subsequent payments under this Section 3.03 (or if there are no subsequent payments coming due under the Lease, Landlord shall pay such amount to Tenant).

                           (b)      If the real estate tax fiscal year of The
City of New York shall be changed during the term of this Lease, any Taxes for such fiscal year, a part of which is included within a particular Tax Year and a part of which is not so included, shall be apportioned on the basis of the number of days in such fiscal year included in the particular Tax Year for the purpose of making the computations under this Section 3.03.

                           (c)      If Landlord shall receive a refund of Taxes
for any Tax Year, Landlord shall permit Tenant to credit against subsequent payments under this Section 3.03 Tenant's Proportionate Share of the refund but not to exceed Tenant's Tax Payment paid for such Tax Year, or in the event this Lease has terminated, Landlord shall pay such refund (if any) to Tenant within thirty (30) Business Days after Landlord receives such refund, provided Tenant is not in default beyond any applicable notice and cure periods.

                           (d)      If the Base Tax is reduced as a result of a
certiorari proceeding or otherwise Landlord shall adjust the amounts previously paid by Tenant pursuant to the provisions of this Section 3.03 and Tenant shall pay the amount of said adjustment within thirty (30) days after demand setting forth the amount of said adjustment.

                  3.04 Tenant shall pay to Landlord upon demand, as additional rent, any occupancy tax or rent tax now in effect or hereafter enacted with respect to this Lease or the demised premises, if payable by Landlord in the first instance or hereafter required to be paid by Landlord.

                  3.05 Any such adjustment payable by reason of the provisions of Section 3.02 shall commence as of the first day of the relevant Operating Year and, after Landlord shall furnish Tenant with an Escalation Statement relating to such Operating Year, all monthly installments of rental shall reflect one-twelfth (1/12) of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the provisions of this Article 3, provided, however, that if said Escalation Statement is furnished to Tenant after the commencement of such Operating Year, there shall be promptly paid by Tenant to Landlord, an amount equal to the portion of such adjustment allocable to the part of such Operating Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Escalation Statement is furnished to Tenant.

                  3.06 In the event that the Commencement Date shall be other than the first day of a Tax Year or an Operating Year or the date of the expiration or other termination of this Lease shall be a day other than the last day of a Tax Year or an Operating Year, then, in such event, in applying the provisions of this Article 3 with respect to any Tax Year or Operating Year in which such event shall have occurred, appropriate adjustments shall be made to reflect the occurrence of such event on a basis consistent with the principles underlying the provisions of this Article 3 taking into consideration the portion of such Tax Year or Operating Year which shall have elapsed after the term hereof commences in the case of the Commencement Date, and prior to the date of such expiration or termination in the case of the Expiration Date or other termination.

                  3.07 Payments shall be made pursuant to this Article 3 notwithstanding the fact that an Escalation Statement is furnished to Tenant after the expiration of the term of this Lease.

                  3.08 In no event shall the fixed annual rent ever be reduced by operation of this Article 3 and the rights and obligations of Landlord and Tenant under the provisions of this Article 3 with respect to any additional rent shall survive the termination of this Lease.

                  3.09 Landlord's failure to render an Escalation Statement with respect to any Tax Year or Operating Year, respectively, shall not prejudice Landlord's right to thereafter render an Escalation Statement with respect thereto or with respect to any subsequent Tax Year or Operating Year. Such Escalation Statement shall be reasonably detailed in Landlord's sole discretion and judgment. Tenant's obligation to pay escalation for any Tax or Operating Year during the term of this Lease and Landlord's obligation to repay any overpayment to Tenant in accordance with Section 3.10 below, if any, shall survive the expiration or earlier termination of this Lease.

                  3.10 Each Escalation Statement shall be conclusive and binding upon Tenant unless within sixty (60) days after receipt of such Escalation Statement Tenant shall notify Landlord that it disputes the correctness of such Escalation Statement, specifying the particular respects in which such Escalation Statement is claimed to be incorrect. Any dispute relating to any Escalation Statement not resolved within sixty (60) days after the giving of such notice of dispute by Tenant may be submitted to arbitration by either party pursuant to Article 38 hereof. Pending the determination of such dispute, Tenant shall pay additional rent in accordance with the Escalation Statement that Tenant is disputing, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment of rents resulting from compliance with Landlord's Escalation Statement, and in the event this Lease had terminated, Landlord shall pay such overpayment (if any) to Tenant within thirty (30) Business Days after the determination of such overpayment.

                  3.11 Notwithstanding any language to the contrary contained in this Article 3, the additional rent payable by Tenant pursuant to
Section 3.02 hereof shall be abated until the first (1st) anniversary of the Commencement Date.

                                   ARTICLE 4

                                   ELECTRICITY

                  4.01 Tenant agrees that Landlord shall furnish electricity to Tenant on a "submetering" basis in accordance with the provisions of this
Article 4. Landlord shall, at Tenant's sole cost and expense, install one totalizer for each floor of the demised premises and one demand submeter for each disconnect switch in the demised premises prior to the date Tenant occupies the demised premises for the regular conduct of its business therein. Electricity and electric service, as used herein, shall mean any element affecting the generation, transmission, and/or distribution or redistribution of electricity, including, but not limited to, services which facilitate the distribution of service.

                  4.02 Tenant covenants and agrees to purchase electricity from Landlord or Landlord's designated agent at charges, terms and rates, including, without limitation, fuel adjustments and taxes, equal to those specified in the Con Edison SC#4-I rate schedule effective on the date Landlord first provides electricity to the demised premises on a submetering basis (the "effective" date), or any successor rate schedule or service classification, plus ten percent (10%) for transmission line loss and other redistribution costs. The term "Usage" shall mean Tenant's actual usage of electricity in the demised premises as measured by the aforesaid meter(s) for each calendar month or such other period as Landlord shall determine during the term of this Lease and shall include the quantity and peak demand (kilowatt hours and kilowatts) and all applicable taxes, surcharges, demand charges, energy charges, fuel adjustment charges, and other adjustments made from time to time by the public utility company supplying electric current to the Building or any governmental authority having jurisdiction. Subject to the provisions of Section 4.01 above, where more than one meter measures the amount of Usage, then the Usage registered by each meter shall be aggregated and billed at the applicable rate as if there were only one sub-meter measuring Tenant's aggregate

Usage in the entire demised premises. Bills therefore shall be rendered at such times as Landlord may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, Additional Charges. In the event that such amounts are not paid within fifteen (15) days after the same are rendered, Landlord may, without further notice, discontinue the service, of electric current to the demised premises without releasing Tenant from any liability under this Lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal authority, Tenant covenants and agrees that where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to and included in the amount of, and paid by, Tenant to Landlord.

                  4.03 If all or part of the submetering additional rent payable in accordance with this Article 4 becomes uncollectible or reduced or refunded by virtue of any law, order or regulation, the parties agree that, at Landlord's option, in lieu of submetering Additional Charges, and in consideration of Tenant's use of the Building's electrical distribution system and receipt of redistributed electricity and payment by Landlord of consultant's fees and other redistribution costs, the fixed annual rent to be paid under this Lease shall be increased by an "alternative charge" which shall be a sum equal to $3.00 per year per rentable square foot of the demised premises, changed in the same percentage as any increases in the cost to Landlord for electricity for the entire Building subsequent to January 1, 2000 because of electric rate or service classification or market price changes. In no event shall the fixed annual rent under this Lease be reduced below the amount set forth in Section
1.01 hereof by virtue of this Section 4.03.

                  4.04 Landlord shall not be liable for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements, unless due to Landlord's willful misconduct. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the electrical service furnished to the demised premises pursuant to Section 4.05 herein. Any riser or risers to supply Tenant's electrical requirements (in addition to the capacity stipulated in Section 4.05 herein), upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expenses or otherwise interfere with or disturb other tenants or occupants of the Building. In addition to the installation of such riser or risers, Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. The parties acknowledge that they understand that it is anticipated that electric rates, charges, etc., may be changed by virtue of time-of-day rates or other methods of billing, electricity purchases and the redistribution thereof, and that the references in the foregoing paragraphs to changes in methods of or rules on billing are intended to include any such changes. Anything hereinabove to the contrary notwithstanding, in no event is the submetering additional rent or any "alternative charge", to be less than an amount equal to the total of Landlord's payment to public utilities and/or other providers for the electricity consumed by Tenant (and any taxes thereon or on redistribution of same) plus ten percent (10%) for transmission line loss and other redistribution costs. The Landlord reserves the right to terminate the furnishing of electricity upon thirty (30) days' written notice to Tenant (provided that Landlord is not adversely discriminatory to Tenant with respect to exercising such right), in which event the Tenant may make application direction to the public utility and/or other providers for the Tenant's entire separate supply of electric current and Landlord shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose, but only to the extent of Tenant's then authorized load. Any meters, risers, or other equipment or connections necessary to furnish electricity on a submetering basis or to enable Tenant to obtain electric current directly from such utility and/or other providers shall be installed at Tenant's sole cost and expense. On rigid conduit or electrical metal tubing (EMT) will be allowed. The Landlord, upon the expiration of the aforesaid thirty (30) days' written notice to Tenant may discontinue furnishing the electric current but this Lease shall otherwise remain in full force and effect.

                  4.05 Tenant's use of electric energy in the demised premises shall not at any time exceed the capacity furnished to or otherwise serving the demised premises as provided in this Section 4.05. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building's distribution of electricity via the Building's electric system, Tenant shall not, without Landlord's prior consent in each instance (which consent shall not be unreasonably withheld or delayed), connect any fixtures, appliances or equipment (other than lamps, normal business and small office machines and personal computers, which do not materially increase Tenant's electrical consumption) to the Building's electric system or make any alterations or additions to the electric system of the demised premises existing on the Commencement Date. Landlord shall make electrical energy available within the demised premises at a level sufficient to accommodate a connected load of eight (8) watts per rentable square foot of the demised premises; provided, however, such electrical energy shall be terminated at disconnect switches within electrical closets located within the demised premises and designated by Landlord. Landlord shall also make additional electrical energy available at a level sufficient for normal operations of the Units (as defined in Section 21.05 herein) to be installed by Tenant in the demised premises pursuant to Section
21.05 herein; provided such level of electricity does not exceed a demand load of four (4) watts per rentable square foot of the demised premises. In the event Tenant requires an additional demand load of one (1) watt for the operation of the Units, Landlord shall provide such additional electricity for an additional One Dollar ($1.00) per annum per rentable square foot of the demised premises, as additional rent throughout the term of this Lease.

                  4.06 At Landlord's option, Tenant shall purchase from Landlord or Landlord's agent all lighting tubes, lamps, bulbs and ballasts used in the demised premises and Tenant shall pay Landlord's commercially reasonable charges for providing and installing same, on demand, as additional rent.

                  4.07 Tenant shall pay $1.50 per annum per rentable square foot of the demised premises for electricity, as additional rent, during the initial construction period until submeters are installed to measure the usage of electricity in the demised premises, as hereinabove provided.

                                   ARTICLE 5

                                       USE

                  5.01 The demised premises shall be used solely as and for general, executive and administrative offices and for no other purposes.

                  5.02 Tenant shall not use or permit the use of the demised premises or any part thereof in any way which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purposes or in any unlawful manner or in violation of the Certificate of Occupancy for the demised premises or the Building, and Tenant shall not suffer or permit the demised premises or any part thereof to be used in any manner or anything to be done therein or anything to be brought into or kept therein which, in the judgment of Landlord, shall in any way impair or tend to impair the character, reputation or appearance of the Building as a high quality office building, impair or interfere with or tend to impair or interfere with any of the Building services or the proper and economic heating, cleaning, air conditioning or other servicing of the Building or the demised premises, or impair or interfere with or tend to impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, inconvenience or annoyance to, any of the other tenants or occupants of the Building. Tenant shall not install any electrical or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment, interference, discomfort, inconvenience or annoyance.

                  5.03 Portions of the demised premises may be used for one or more pantry areas for reheating, but not for cooking, of food and beverages and for vending machines for Tenant's officers and directors, employees and staff, subject to the provisions of Article 6 below. Tenant shall be responsible, at Tenant's sole cost and expense, for maintaining Tenant's pantries at all times in a clean and sanitary condition and free of rodents and other vermin and for the removal of refuse and garbage therefrom on a daily basis, using contractors therefor designated by Landlord.

                                   ARTICLE 6

                          ALTERATIONS AND INSTALLATIONS

                  6.01 Tenant shall make no alterations, installations, additions or improvements in or to the demised premises without Landlord's prior written consent and then only by contractors or mechanics first approved by Landlord (of any five (5) proposed by Tenant, Landlord may reject two (2) without cause and the approval for the remaining contractors or mechanics shall not be unreasonably withheld or delayed). Notwithstanding anything to the contrary contained herein, Landlord's prior written consent shall not be required for purely decorative work (e.g., painting and carpeting) and other any non-structural alterations not affecting Building systems and costing, in the aggregate, less than Fifty Thousand Dollars ($50,000) over any twelve (12) month period ("Ordinary Alterations"); provided that Tenant shall have delivered reasonably detailed plans and specifications for the Ordinary Alterations to Landlord at least ten (10) Business Days prior to the commencement of any work in connection therewith. All such work, alterations, installations, additions and improvements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate. Prior to commencement of such work, Tenant shall obtain and deliver to Landlord written, unconditional waivers of mechanic's or other liens on the real property in which the demised premises are located, signed by all architects, engineers, contractors, mechanics and designers to become involved in such work. In connection with any alterations costing in excess of $100,000 (excluding Tenant's Work and Credit Work, as hereinafter defined, provided Tenant shall use bondable contractors and subcontractors in connection with the performance of same), Tenant shall also provide at Landlord's request such financial security as Landlord shall require to guarantee completion of work performed by Tenant pursuant to this Article 6 and payment of all contractors and suppliers utilized in connection therewith.

                  Any installations, materials and work which may be undertaken by or for the account of Tenant, other than Ordinary Alterations, shall be effected solely in accordance with plans and specifications first approved in writing by Landlord. Tenant shall reimburse Landlord promptly upon demand for any reasonable out-of-pocket costs and expenses incurred by Landlord in connection with Landlord's review of such Tenant's plans and specifications. Landlord agrees that it shall respond to Tenant's request for approval of such plans and specifications within fifteen (15) Business Days after Tenant's submission thereof, and within ten (10) Business Days after the submission of any subsequent revisions thereof, and in the event Landlord disapproves of such final plan, Landlord shall set forth its objections in reasonable detail (which may include by marking up the drawing(s)). Landlord will not unreasonably withhold or delay its consent to requests for nonstructural alterations, additions and improvements provided they will not affect the outside of the Building or any area outside the demised premises or adversely affect its structure, electrical, HVAC, plumbing or mechanical systems.

                  Any such approved alterations and improvements shall be performed in accordance with the foregoing and the following provisions of this
Article 6:

                           (i) All work shall be done in a good and workmanlike manner.

                           (ii) In the event Tenant shall employ any contractor to do in the demised premises any work permitted by this Lease, such contractor and any subcontractor shall agree to employ only such labor as will not result in jurisdictional disputes or strikes or result in causing disharmony with other workers employed at the Building.

                           (iii) All such alterations shall be effected in compliance with all applicable laws, ordinances, rules and regulations of governmental bodies having or asserting jurisdiction in the demised premises and in accordance with Landlord's Rules and Regulations with respect to alterations. Landlord's Alteration Rules and Regulations are set forth in Exhibit F attached hereto and made a part hereof.

                           (iv) Tenant shall keep the Building and the demised premises free and clear of all liens for any work or material claimed to have been furnished to Tenant or to the demised premises on Tenant's behalf, and all work to be performed by Tenant shall be done in a manner which will not unreasonably interfere with or disturb other tenants or occupants of the Building.

                           (v) During the progress of the work to be done by Tenant, said work shall be subject to inspection by representatives of Landlord who shall be permitted access to the demised premises and the opportunity to inspect, at all reasonable times on reasonable notice (which may be oral and except in emergencies), but this provision shall not in any way whatsoever create any obligation on Landlord to conduct such an inspection.

                           (vi) With respect to alteration or improvement work costing more than Five Thousand Dollars ($5,000) other than Tenant's Work (as defined in Section 50.03) and Ordinary Alterations, Tenant agrees to pay to Landlord's managing agent, as additional rent, promptly upon being billed therefor, a sum equal to seven percent (7%) of the cost of such work or alteration, for Landlord's indirect costs, field supervision and coordination in connection with such work.

                           (vii) Prior to commencement of any work, Tenant shall furnish to Landlord certificates evidencing the existence of:

                                    (1)     workmen's compensation insurance
                                            covering all persons employed for
                                            such work; and

                                    (2)     reasonable comprehensive general
                                            liability and property damage
                                            insurance naming Landlord, its
                                            designees and Tenant as insureds,
                                            with coverage of at least Three
                                            Million Dollars ($3,000,000) single
                                            limit.

                           (viii) Before commencing any work costing in excess of One Hundred Thousand Dollars ($100,000.00), Tenant shall furnish to Landlord such bonds for payment and completion or such other security for completion thereof and payment therefor as Landlord shall reasonably require and in such form as is reasonably satisfactory to Landlord and in an amount which will be one hundred twenty percent (120%) of Landlord's estimate of the cost of performing such work as specified by Tenant's general contractor in its contract with Tenant for the performance of such work.

                           (ix) Any work affecting any mechanical systems of the Building, including, without limitation, the electrical, plumbing and life safety systems, shall be performed at Tenant's expense by a contractor designated by Landlord, provided charges of such contractors shall be commercially reasonable.

Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the demised premises.

                  6.02 Any mechanic's lien, filed against the demised premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant at its expense within thirty (30) days after such filing, by payment, filing of the bond required by law or otherwise.

                  6.03 All alterations, installations, additions and improvements made and installed by Landlord, including without limitation any work referred to in Article 2 hereof shall be the property of Landlord and shall remain upon and be surrendered with the demised premises as a part thereof at the end of the term of this Lease, and Tenant shall not be responsible to remove the same.

                  6.04 All alterations, installations, additions and improvements made and installed by Tenant, or at Tenant's expense, upon or in the demised premises which are of a permanent nature and which cannot be removed without damage to the demised premises or Building shall become and be the property of Landlord, and shall remain upon and be surrendered with the demised premises as a part thereof at the end of the term of this Lease, except as otherwise agreed at the time of Landlord's approval. For the purposes of this
Section 6.04, a "Nonstandard Alteration" shall mean auditoriums or similar type special use areas, vaults, atriums, kitchen equipment and installations, internal stairways, slab reinforcements, raised floors or other alterations which impede the installation of duct work or other normal installations above the finished ceiling or which are not suitable for normal office occupancy or which would be unusually difficult or costly to remove in comparison to usual alterations required for general office purposes. Provided that Landlord shall have advised Tenant at the time it consented to any such Nonstandard Alteration that Landlord may require its removal at the end of the Lease term (if and to the extent that Tenant shall have requested in writing such advice from Landlord when it requested Landlord's consent to such alteration), Landlord shall have the right and privilege to serve at any time up to six (6) months prior to the expiration of the term of this Lease, a notice upon Tenant that any "Nonstandard Alterations" shall be removed and, in the event of service of such notice, Tenant will, at Tenant's cost and expense, remove the same in accordance with such request and repair any damage to the demised premises caused by such removal. Except as otherwise designated by Landlord at the time of Landlord's approval as hereinabove provided, Tenant shall not be required to remove any alterations or improvements made by Tenant to the demised premises.

                  6.05 Where furnished by or at the expense of Tenant all furniture, furnishings and trade fixtures, including without limitation, murals, business machines and equipment, counters, screens, grille work, special panelled doors, cages, movable partitions, metal railings, movable closets, panelling, lighting fixtures and equipment, drinking fountains, refrigeration and air handling equipment, and any other movable property shall remain the property of Tenant which may, at its option, remove all or any part thereof at any time prior to the expiration of the term of this Lease. In case Tenant shall decide not to remove any part of such property, Tenant shall notify Landlord in writing not less than three (3) months prior to the expiration of the term of this Lease, specifying the items of property which it has decided not to remove. If, within thirty (30) days after the service of such notice, Landlord shall request Tenant to remove any of the said property, Tenant shall, at its expense, remove the same and either repair any damage caused by such removal, and, with respect to any slab penetrations, restore the affected portion of the demised premises to its original condition. As to such property which Landlord does not request Tenant to remove, the same shall be, if left by Tenant, deemed abandoned by Tenant and thereupon the same shall become the property of Landlord.

If any alterations, installations, additions, improvements or other property which Tenant shall have the right to remove or be requested by Landlord to remove as provided in Sections 6.04 and 6.05 hereof (herein in this Section 6.06 called the "property") are not removed on or prior to the expiration of the term of this Lease, Landlord shall have the right to remove the property and to dispose of the same without accountability to Tenant and at the sole cost and expense of Tenant. In case of any damage to the demised premises or the Building resulting from the removal of the property Tenant shall repair such damage or, in default thereof, shall reimburse Landlord for Landlord's cost in repairing such damage. This obligation shall survive any termination of this Lease.

                  6.06 Tenant shall keep records of Tenant's alterations, installations, additions and improvements costing in excess of Five Thousand Dollars ($5,000), and of the cost thereof. Tenant shall, within thirty (30) days after demand by Landlord, furnish to Landlord copies of such records and cost if Landlord shall require same in connection with any proceeding to reduce the assessed valuation of the Building, or in connection with any proceeding instituted pursuant to Article 16 hereof.

                                   ARTICLE 7

                                   REPAIRS

                  7.01 Tenant shall take good care of the demised premises and the fixtures, equipment and appurtenances therein and shall, at its sole cost and expense, make such repairs (except as provided in this Lease and except to the extent such repairs are necessitated by Landlord's negligence) to the demised premises and the fixtures, equipment and appurtenances therein as are necessitated by the (i) act, omission, occupancy or negligence of Tenant or Tenant's employees, contractors, invitees, licensees or other occupants of the demised premises or (ii) use of the demised premises in a manner contrary to the purposes for which same are leased to Tenant, as and when needed to preserve them in good working order and condition. Notwithstanding the foregoing, subject to the provisions of Section 9.08 hereof, Tenant shall be responsible for all damage or injury to the Building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, to the extent caused by or resulting from the act, omission, occupancy or negligence of Tenant or Tenant's employees, contractors, invitees, licensees or other occupants of the demised premises, shall be repaired promptly by Tenant (or by Landlord, if a structural repair), at Tenant's sole cost and expense. Except as otherwise provided in Section 9.05 hereof, all damage or injury to the demised premises and to its fixtures, appurtenances and equipment or to the Building or to its fixtures, appurtenances and equipment to the extent caused by Tenant moving property into or out of the Building or by installation or removal of furniture, fixtures or other property, shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense, which repairs, restorations and replacements shall be in quality and class equal to the original work or installations. If Tenant fails to make such repairs, restoration or replacements, the same may be made by Landlord at the expense of Tenant and such expense shall be collectible as additional rent and shall be paid by Tenant within fifteen (15) days after rendition of a bill therefor.

                  The exterior walls of the Building, the portions of any window sills outside the windows, the windows, the fire stairs, utility closets and any shafts passing through the floor on which the demised premises are located are not part of the premises demised by this Lease, and Landlord reserves all rights to such parts of the Building.

                  7.02 Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which such floor was designed to carry as indicated on the certificate of occupancy for the Building and which is allowed by law.

                  7.03 Business machines and mechanical equipment used by Tenant which cause vibration, noise, cold or heat that may be transmitted to the Building structure or to any leased space to such a degree as to be objectionable to Landlord or to any other tenant in the Building shall be placed and maintained by Tenant at its expense in settings of cork, rubber or spring type vibration eliminators sufficient to absorb and prevent such vibration or noise, or prevent transmission of such cold or heat. The parties hereto recognize that the operation of elevators, air conditioning and heating equipment will cause some vibration, noise, heat or cold which may be transmitted to other parts of the Building and demised premises. Landlord shall be under no obligation to endeavor to reduce such vibration, noise, heat or cold.

                  7.04 Except as otherwise specifically provided in this Lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, additions or improvements in or to any portion of the Building or the demised premises or in or to fixtures, appurtenances or equipment thereof.

                  7.05 Landlord, at its expense, shall keep and maintain the Building and its systems and facilities serving the demised premises, in good working order, condition and repair and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Building or the demised premises, except for those repairs for which Tenant is responsible pursuant to any other provisions of this Lease.

                  7.06 Notwithstanding any contrary provision contained in this Lease, in the event that a portion of or the entire demised premises is rendered untenantable due to an Abatement Event (as such term is hereinafter defined) for a period of at least seven (7) consecutive days, then, provided Tenant actually vacates (as to personnel and conduct of business) the demised premises or a portion thereof so affected during such period of untenantability, the fixed rent payable hereunder shall abate in proportion to the portion that is rendered untenantable for the remainder of such period of untenantability. Tenant shall provide written notice (hereinafter called the "Abatement Event Notice") of the Abatement Event on or before the second (2nd) Business Day following the day on which the Abatement Event commences, and in the event that Tenant shall fail to give the Abatement Event Notice on or before such second
(2nd) Business Day, the seven (7) day period referred to in the immediately preceding sentence shall be extended by one (1) day for each day following such second (2nd) Business Day until Tenant gives the Abatement Event Notice. As used herein, the term "Abatement Event" shall mean one or more of the following events or circumstances: a failure of Building services as provided for in
Article 21 of this Lease, the interruption of utilities or unreasonable interference with Tenant's business caused by the making of the repairs in accordance with this Article 7, provided that Tenant shall not have necessitated such repairs.

                                    ARTICLE 8

                               REQUIREMENTS OF LAW

                  8.01 Tenant, at Tenant's sole cost and expense, shall comply with all laws, orders and regulations of federal, state, county and municipal authorities, and with any direction of any public officer or officers, pursuant to law, which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises, or the use or occupation thereof; provided, however, that it shall be Landlord's obligation to cure any violation of law with respect to the demised premises existing prior to the Commencement Date. Notwithstanding the foregoing, Tenant shall not be required to make any structural alterations in the demised premises to comply with laws unless the necessity for same shall arise from Tenant's manner of use of the demised premises or the operation of its installations, equipment or other property in the demised premises, any cause or condition created by or at the instance of Tenant or any breach of Tenant's obligations under this Lease.

                  8.02 Notwithstanding the provisions of Section 8.01 hereof, Tenant, at its own cost and expense, may contest, in any manner permitted by law (including appeals to a court, or governmental department or authority having jurisdiction in the matter), the validity or the enforcement of any governmental act, regulation or directive with which Tenant is required to comply pursuant to this Lease, and may defer compliance therewith provided that:

                           (a)      such non-compliance shall not subject
Landlord to criminal prosecution or subject the Land and/or Building to lien or sale;

                           (b)      such non-compliance shall not be in
violation of any fee mortgage, or of any ground or underlying lease or any mortgage thereon;

                           (c)      Tenant shall first deliver to Landlord a
surety bond issued by a surety company of recognized responsibility, or other security satisfactory to Landlord, indemnifying and protecting Landlord against any loss or injury by reason of such non-compliance; and

                           (d)      Tenant shall promptly and diligently
prosecute such contest.

                  Landlord, without expense or liability to it, shall cooperate with Tenant and execute any documents or pleadings required for such purpose, provided that Landlord shall reasonably be satisfied that the facts set forth in any such documents or pleadings are accurate.

                                   ARTICLE 9

                    INSURANCE, LOSS, REIMBURSEMENT, LIABILITY

                  9.01 Tenant shall not cause, do, or permit to be done any act or thing upon the demised premises, which will invalidate or be in conflict with New York standard fire insurance policies covering the Building, and fixtures and property therein, or which would increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be; and Tenant shall neither do nor permit to be done any act or thing upon the demised premises which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on within the demised premises; but nothing in this Section 9.01 shall prevent Tenant's use of the demised premises for the purposes stated in Article 5 hereof.

                  9.02 If, as a result of any act or omission by Tenant or violation of this Lease, the rate of fire insurance applicable to the Building shall be increased to an amount higher than it otherwise would be, Tenant shall reimburse Landlord for all increases of Landlord's fire insurance premiums so caused; such reimbursement to be additional rent payable upon the first day of the month following any outlay by Landlord for such increased fire insurance premiums. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rates for the Building or demised premises issued by the body making fire insurance rates for the demised premises, shall be presumptive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to the demised premises.

                  9.03 Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building, or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless any of the foregoing shall be caused by or due to the negligence of Landlord, its agents, servants or employees.

                  9.04 Landlord or its agents shall not be liable for any damage which Tenant may sustain, if at any time any window of the demised premises is broken, or temporarily or permanently (restricted to windows on a lot line, if permanently) closed, darkened or bricked up for any reason whatsoever, except only Landlord's arbitrary acts if the result is permanent, and Tenant shall not be entitled to any compensation therefor or abatement of rent or to any release from any of Tenant's obligations under this Lease, nor shall the same constitute an eviction.

                  9.05 Subject to Section 9.08 herein, Tenant shall reimburse Landlord for all expenses, damages or fines incurred or suffered by Landlord, to the extent caused by any breach, violation or non-performance by Tenant, or its agents, servants or employees, of any covenant or provision of this Lease, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant except as provided in
Section 6.05 of this Lease, or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant, or its agents, servants or employees, in the use or occupancy of the demised premises. Subject to the provisions of
Section 8.02 hereof, where applicable, Tenant shall have the right, at Tenant's own cost and expense, to participate in the defense of any action or proceeding brought against Landlord, and in negotiations for settlement thereof if, pursuant to this Section 9.05, Tenant would be obligated to reimburse Landlord for expenses, damages or fines incurred or suffered by Landlord.

                  9.06 Tenant shall give Landlord notice in case of fire or accidents in the demised premises promptly after Tenant is aware of such event.

                  9.07 Tenant agrees to look solely to Landlord's estate and interest in the Land and Building, or the lease of the Building, or of the Land and Building, and the demised premises, for the satisfaction of any right or remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord, in the event of any liability by Landlord, and no other property or assets of Landlord (or the partners or members thereof if Landlord is other than an individual or corporation) shall be subject to levy, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the demised premises, or any other liability of Landlord to Tenant.

                  9.08     (a)      Landlord agrees that it will include in its
fire insurance policies appropriate clauses pursuant to which the insurance companies (i) waive all right of subrogation against Tenant with respect to losses payable under such policies and/or (ii) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. But should any additional premiums be generally imposed for any such clause or clauses, Landlord shall be released from the obligation hereby imposed unless Tenant shall agree to pay such additional premium.

                           (b)      Tenant agrees to include in its fire
insurance policy or policies on its furniture, furnishings, fixtures and other property removable by Tenant under the provisions of this Lease appropriate clauses pursuant to which the insurance company or companies (i) waive the right of subrogation against Landlord and any tenant of space in the Building with respect to losses payable under such policy or policies and/or (ii) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies. But should any additional premium be generally imposed for any such clause or clauses, Tenant shall be released from the obligation hereby imposed unless Landlord or the other tenants shall agree to pay such additional premium.

                           (c)      Subject to obtaining the waiver of
subrogation provided in Section 9.08 (a) hereof, Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Building and the fixtures, appurtenances and equipment therein, to the extent the same is covered by Landlord's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, agents or employees. Subject to obtaining the waiver of subrogation provided in Section
9.08 (b) hereof, Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its servants, agents and employees, and against every other tenant in the Building who shall have executed a similar waiver as set forth in this Section 9.08(c) for loss or damage to, Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent that same is covered by Tenant's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant and the servants, agents or employees thereof.

                           (d)      Landlord and Tenant hereby agree to advise
the other promptly if the clauses to be included in their respective insurance policies pursuant to subdivisions 9.08 (a) and (b) hereof cannot be obtained. Landlord and Tenant hereby also agree to notify the other promptly of any cancellation or change of the terms of any such policy which would affect such clauses.

                  9.09 Tenant covenants and agrees to provide on or before the Commencement Date and to keep in force during the term hereof for the benefit of Landlord and Tenant the following insurance policy naming Landlord, Landlord's managing agent, lessors under superior leases and the holders of any mortgages affecting the Land and/or Building as additional insureds. Tenant covenants to provide on or before the commencement of the term of this Lease:

LIABILITY INSURANCE: Tenant shall procure and at all times during the term of this Lease shall maintain policies of commercial general and umbrella liability insurance covering the demised premises on an occurrence basis and shall not contain any deductibles or self-insured retentions. The policy shall provide that general and specific aggregates are per location covered and shall further provide minimum limits, as follows:

                  COMMERCIAL GENERAL LIABILITY:

                  $1,000,000 per occurrence; combined single limit bodily injury and property damage

                  $5,000 medical payments coverage

                  $50,000 fire legal liability coverage

                  $2,000,000 general aggregate

                  $1,000,000 per occurrence
                  $2,000,000 annual aggregate; personal injury coverage

                  $1,000,000 per occurrence
                  $2,000,000 annual aggregate; products/completed operations coverage

                  UMBRELLA LIABILITY:

                  $10,000,000 per occurrence

                  $10,000,000 general and specific aggregates

Policy shall cover excess of general and automobile liability and shall include said policies as underlying and provisions of the umbrella shall apply in the same manner as the primary policies.

WORKERS' COMPENSATION

Tenant shall procure and at all times during the term of this Lease shall maintain a policy of statutory worker's compensation insurance covering Tenant's employees with employer's liability coverage in accordance with statutory limits.

UMBRELLA LIABILITY

Umbrella liability shall cover in the same manner as the primary commercial general liability policy above and shall contain no additional exclusions or limitations than those of the general liability policy.

PROPERTY INSURANCE

Tenant shall procure and at all times during the term of this Lease shall maintain a policy of all risk property insurance in an amount adequate to cover the cost of replacement of all Tenant's decorations, improvements, fixtures, furniture, stock and other contents; time element coverage including extra expense to cover Tenant's loss as a result of a loss sustained by a peril covered under the policy.

GENERAL

Commercial general liability and any umbrella policy will provide coverage for and on behalf of the Landlord and its designees pursuant to the provisions of this Lease as additional insured and will reflect that sixty (60) days prior written notice of cancellation, modification or non-renewal be provided to Landlord at the address so designated by Landlord.

Policy will provide that Tenant pays all premium under the policy. Landlord or its agents shall not be responsible for the payment of any premiums for such insurance.

Tenant will provide a binder of insurances to Landlord prior to occupancy of the demised premises followed by a copy of the policies and a minimum of twenty (20) days in advance for each renewal or replacement policy. If the policy contains more than one location, Tenant may provide a certificate of insurance reflecting and confirming that the insurance is provided in accordance with the insurance provisions of this Lease and shall also include thereon a copy of all endorsements specifically applicable to Landlord and the demised premises.

The minimum limits of insurance coverage required by the insurance provisions of this Lease shall be subject to increase by Landlord from time to time, after the Commencement Date if Landlord, in its reasonable judgment, shall deem the same necessary for adequate protection. Within thirty (30) days of demand for such increased coverage, Tenant shall deliver to Landlord evidence of such increased coverage in the form of an endorsement or replacement insurance policy or certificate and in keeping with all other insurance provisions contained herein. In the event of Tenant's failure to procure or maintain the coverages required hereunder in accordance with the insurance provisions contained herein, Landlord may, but is not obligated to, procure said insurance at the cost and expense of Tenant to be deemed additional rent hereunder, payable on demand. The minimum limits of insurance coverage required by the insurance provisions of this Lease shall in no way limit or diminish Tenant's liability.

Insurance companies must be satisfactory to Landlord as to an acceptable Standard & Poor's or A.M. Best Rating with a minimum A. M. Best Rating of A + VIII.

In the event of Tenant's failure to procure or maintain the coverages required hereunder in accordance with the insurance provisions contained herein, Landlord may, but is not obligated to, procure said insurance at the cost and expense of Tenant to be deemed additional rent hereunder, payable on demand.

Tenant will not do or permit anything to be done (other than Tenant's permitted use of the demised premises as set forth in Section 5.01 herein) in or upon the demised premises or the Building or bring or keep anything therein which shall in any way increase the rates of all risk property or other insurance in respect of the Building or on the property kept therein.

Prior to the time such insurance is first required to be carried by Tenant and thereafter, at least thirty (30) days prior to the effective date of any such policy, Tenant agrees to deliver to Landlord either a duplicate original of the aforesaid policy or a certificate evidencing such insurance. Said certificate shall contain an endorsement that such insurance may not be cancelled except upon ten (10) days' notice to Landlord. Tenant's failure to provide and keep in force the aforementioned insurance, within three (3) Business Days after notice from Landlord shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies provided in this Lease in the event of Tenant's default.

                  9.10 Landlord shall from and after the date of this Lease through the last day of the term hereof, procure and maintain (or cause to be procured or maintained) fire and extended coverage insurance, in good and solvent insurance companies authorized to do business in the State of New York, on the Building (exclusive of foundations and footings) in an amount equal to the full replacement value thereof as required by the terms of any existing ground lease or first mortgage affecting the Building. Such insurance may be carried under a blanket policy covering the Building and any other buildings or other properties of Landlord, provided that the required amount of coverage is expressly reserved and allocated to the Building, and may contain commercially reasonable deductibles. Notwithstanding anything contained in this Section 9.10 to the contrary, if at any time an "institutional lender" (as such term is hereinafter defined) shall succeed to the rights of Landlord under this Lease whether through sale, exchange, lease, possession, foreclosure action, deed in lieu thereof, or otherwise, the obligations of Landlord set forth in this
Section 9.10 shall not apply to such institutional lender.

For the purposes of this Section 9.10, an "institutional lender" shall mean any bank, savings and loan association, trust company, insurance company, pension fund or similar institutional lender, which in the ordinary course of its business, owns or operates first-class office buildings and, in connection with such ownership or operation, is self-insured with respect to fire and extended coverage and which has a "Standard & Poor's" or "Moody's" (or any successor rating service or substitute rating service (if either of the "Standard & Poor's" and "Moody's" services are not then available)) "claims paying ability rating" or "debt rating" of AA or Aa (or better) or a "Best's Insurance" (or any successor rating service or substitute rating service, if "Best's insurance" is not then available) rating of A (or better). If the rating scales of any of such rating services (or their successors or substitutes) are changed, then the required rating shall be that rating which is most nearly comparable to the current rating of "AA" (for Standard & Poor's), "Aa" (for Moody's) or "A" (for Best's Insurance).

                  9.11 Landlord and Tenant shall each look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty.

                                   ARTICLE 10

                          DAMAGE BY FIRE OR OTHER CAUSE

                  10.01 If the Building or the demised premises shall be partially or totally damaged or destroyed by fire or other cause, then whether or not the damage or destruction shall have resulted from the fault or neglect of Tenant, or its employees, agents or visitors (and if this Lease shall not have been terminated as in this Article 10 hereinafter provided), Landlord shall repair the damage and restore and rebuild the Building and/or the demised premises, at its expense (without limiting the rights of Landlord under any other provisions of this Lease), with reasonable dispatch after notice to it of the damage or destruction; provided, however, that Landlord shall not be required to repair or replace any of Tenant's property.

                  10.02 If the Building or the demised premises shall be partially damaged or partially destroyed by fire or other cause, then unless such fire or damage shall have resulted from the negligence of Tenant, the rents payable hereunder shall be abated to the extent that the demised premises shall have been rendered untenantable for the period from the date of such damage or destruction to the date the damage shall be repaired or restored. If the demised premises or a major part thereof shall be totally (which shall be deemed to include substantially totally) damaged or destroyed or rendered completely (which shall be deemed to include substantially completely) untenantable on account of fire or other cause, the rents shall abate as of the date of the damage or destruction and until Landlord shall repair, restore and rebuild the Building and the demised premises, provided, however, that should Tenant beneficially reoccupy a portion of the demised premises during the period the restoration work is taking place and prior to the date that the same are made completely tenantable, rents allocable to such portion shall be payable by Tenant from the date of such occupancy.

                  10.03 If the Building or the demised premises shall be totally damaged or destroyed by fire or other cause, or if the Building shall be so damaged or destroyed by fire or other cause (whether or not the demised premises are damaged or destroyed) as to require a reasonably estimated expenditure of more than forty percent (40%) of the full insurable value of the Building immediately prior to the casualty, then in either such case Landlord may terminate this Lease by giving Tenant notice to such effect within ninety
(90) days after the date of the casualty; and if Tenant is then in occupancy of the demised premises, the termination shall be effective as of the earlier of Tenant's vacating of the demised premises or ninety (90) days after Landlord's termination notice. In case of any damage or destruction mentioned in this
Article 10, (i) Landlord, within sixty (60) days after such damage or destruction, shall deliver to Tenant an estimate (the "Estimate") of the time (the "Estimated Time") required to repair or restore the damage or destruction, prepared by an independent contractor or architect selected by Landlord, and if the Estimated Time set forth in the Estimate exceeds twelve (12) months from the date of such damage or destruction, Tenant may terminate this Lease by notice to Landlord sent by Tenant and received by Landlord within thirty (30) days after Tenant's receipt of the Estimate, or (ii) Tenant may terminate this Lease by notice to Landlord (which shall be effective as of the earlier of Tenant's vacating of the demised premises or ninety (90) days after such notice), if Landlord has not completed the making of the required repairs and restored and rebuilt the Building and the demised premises within twelve (12) months from the date of such damage or destruction, or within such period after such date (not exceeding six (6) months) as shall equal the aggregate period Landlord may have been delayed in doing so by adjustment of insurance, labor trouble, governmental controls, act of God, or any other cause beyond Landlord's reasonable control.

                  10.04 No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the demised premises or of the Building pursuant to this Article 10.

                  10.05 Notwithstanding any of the foregoing provisions of this Article 10, if Landlord or the lessor of any superior lease or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the demised premises or the Building by fire or other cause, by reason of some action or inaction on the part of Tenant or any of its employees, agents or contractors, then, without prejudice to any other remedies which may be available against Tenant, there shall be no abatement of Tenant's rents, but the total amount of such rents not abated (which would otherwise have been abated) shall not exceed the amount of uncollected insurance proceeds.

                  10.06 Landlord will not carry separate insurance of any kind on Tenant's property, and, except as provided by law or by reason of its breach of any of its obligations hereunder, shall not be obligated to repair any damage thereto or replace the same. Tenant shall maintain insurance on Tenant's property, and Landlord shall not be obligated to repair any damage thereto or replace the same.

                  10.07 The provisions of this Article 10 shall be considered an express agreement governing any cause of damage or destruction of the demised premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.

                                   ARTICLE 11

                    ASSIGNMENT, MORTGAGING, SUBLETTING, ETC.

                  11.01 Tenant shall not (a) assign or otherwise transfer this Lease or the term and estate hereby granted, (b) sublet the demised premises or any part thereof or allow the same to be used or occupied by others or in violation of Article 5 hereof (except that if Landlord allows a particular use in the Building not provided in Article 5 hereof to tenants comprising, in the aggregate, over forty percent (40%) of the rentable square feet in the Building, such use shall be allowed under this Lease with respect to any assignments and subletting of the demised premises), (c) mortgage, pledge or encumber this Lease or the demised premises or any part thereof in any manner or permit any lien to be filed against the Lease, the demised premises or the Building by reason of any act or omission on the part of Tenant or enter into any agreement which would permit the filing of a lien by any broker, or (d) advertise, or authorize a broker to advertise, for a subtenant or an assignee, without, in each instance, obtaining the prior consent of Landlord, except as otherwise expressly provided in this Article 11. For purposes of this Article 11, (i) the transfer of a majority of the issued and outstanding capital stock of any corporate tenant, or of a corporate subtenant, or the transfer of a majority of the total interest in any partnership tenant or subtenant, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease, or of such sublease, as the case may be, except that the transfer of the outstanding capital stock of any corporate tenant, or subtenant, shall be deemed not to include the sale of such stock by persons or parties through the "over-the-counter market" or through any recognized stock exchange, other than those deemed "insiders" within the meaning of the. Securities Exchange Act of 1934 as amended, (ii) a takeover agreement shall be deemed a transfer of this Lease, (iii) any person or legal representative of Tenant, to whom Tenant's interest under this Lease passes by operation of law, or otherwise, shall be bound by the provisions of this Article 11, and (iv) a modification, amendment or extension of a sublease shall be deemed a sublease.

                  11.02 The provisions of Section 11.01 hereof shall not apply to transactions pursuant to which Tenant is merged or consolidated with another corporation or entity or in which substantially all of Tenant's assets are transferred (provided such merger or transfer of assets is for a good business purpose and not principally for the purpose of transferring the leasehold estate created hereby, and provided further, that the assignee has a net worth at least equal to or in excess of the net worth of Tenant immediately prior to such merger or transfer) or, if Tenant is a partnership, with a successor partnership.

                  11.03 Any assignment or transfer, whether made with Landlord's consent as required by Section 11.01 or without Landlord's consent pursuant to Section 11.02, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord a recordable agreement, in form and substance reasonably satisfactory to Landlord, whereby the assignee shall assume the obligations and performance of this Lease and agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions of Section
11.01 hereof shall, notwithstanding such an assignment or transfer, continue to be binding upon it in the future. Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of fixed annual rent by Landlord from an assignee or transferee or any other party, Tenant shall remain fully and primarily liable for the payment of the fixed annual rent and additional rent due and to become due under this Lease and for the performance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed.

                  11.04 The liability of Tenant, and the due performance by Tenant of the obligations on its part to be performed under this Lease, shall not be discharged, released or impaired in any respect by an agreement or stipulation made by Landlord or any grantee or assignee of Landlord, by way of mortgage, or

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

otherwise, extending the time of, or modifying any of the obligations contained in this Lease, or by any waiver or failure of Landlord to enforce any of the obligations on Tenant's part to be performed under this Lease, and Tenant shall continue to be liable hereunder. If any such agreement or modification operates to increase the obligations of a tenant under this Lease, the liability under this Section 11.04 of, the tenant named in the Lease or any of its successors in interest, (unless such party shall have expressly consented in writing to such agreement or modification) shall continue to be no greater than if such agreement or modification had not been made. To charge Tenant named in this Lease and its successors in interest, no demand or notice of any default shall be required. Tenant and each of its successors in interest hereby expressly waive any such demand or notice.

                  11.05    (a)      Should Tenant agree, subject to the
provisions of this Lease, to assign this Lease, other than by an assignment contemplated by Section 11.02, Tenant shall as soon as that agreement is consummated, but no less than forty-five (45) days prior to the effective date of the contemplated assignment, deliver to Landlord a duplicate original of such agreement, and all ancillary agreements with the proposed assignee, and Landlord shall then have the right to elect, by notifying Tenant within thirty (30) days of such delivery, to (i) terminate this Lease, as of such effective date as if it were the Expiration Date set forth in this Lease or (ii) accept an assignment of this Lease from Tenant, and Tenant shall then promptly execute and deliver to Landlord, or Landlord's designee if so elected by Landlord, in form reasonably satisfactory to Landlord's counsel, an assignment which shall be effective as of such effective date. Notwithstanding anything to the contrary herein, in the case of a termination under clause (i) of this subsection (a), Tenant shall be released from all of its obligations under this Lease to the same extent as if the effective date of such termination were the Expiration Date. Notwithstanding anything to the contrary herein, Tenant shall not be liable to Landlord for any default by any assignee designated by Landlord under clause (ii) of this subsection (a).

                           (b)      In the event that this Lease shall be
assigned to Landlord or Landlord's designee or if the demised premises shall be sublet to Landlord or Landlord's designee pursuant to this Section 11.05, the provisions of any such sublease or assignment and the obligations of Landlord and the rights of Tenant with respect thereto shall not be binding upon or otherwise affect the rights of any holder of a superior mortgage or of a lessor under a superior lease unless such holder or lessor shall elect by written notice to Tenant to succeed to the position of Landlord or its designee, as the case may be, thereunder.

                           (c)      Should Tenant agree, subject to the
provisions of this Lease, to sublet the demised premises or any portion thereof, other than by a sublease contemplated by Section 11.02, Tenant shall, as soon as that agreement is consummated, but no less than forty-five (45) days prior to the effective date of the contemplated sublease, deliver to Landlord, a duplicate original of the proposed sublease and all ancillary agreements with the proposed sublessee, and Landlord shall then have the right to elect, by notifying Tenant within thirty
(30) days of such delivery, to (i) terminate this Lease as to the portion of the demised premises affected by such subletting or as to the entire demised ..premises, in the case of a subletting thereof for all or substantially the remainder of the Term, as of such effective date, (ii) in the case of a proposed subletting of the entire demised premises for all or substantially the remainder of the Term, or any lesser period, either terminate this Lease or enter into an assignment of this Lease or a subletting of the demised premises to Landlord from Tenant for the remainder of the term, at Landlord's option, and Tenant shall then promptly execute and deliver to Landlord, or Landlord's designee if so elected by Landlord, in form reasonably satisfactory to Landlord's counsel, an assignment, or subletting as the case may be, which shall be effective as of such effective date (there being no need to execute an agreement more than merely confirming the date of termination in the event of Landlord's election of same, this clause being self-operative) or, (iii) accept a sublease from Tenant of the portion of the demised premises affected by such proposed subletting if less than all or substantially all of the entire demised premises in the case of a proposed subletting thereof for less than the remaining term hereof, and Tenant shall then promptly execute and deliver a sublease to Landlord, or Landlord's designee if so elected by Landlord, in reasonably satisfactory form, for the proposed term thereof, at Landlord's option, commencing with such effective date, at either (x) the rental terms reflected in the proposed sublease or (y) the rental terms contained in this Lease on a per rentable square foot basis, as elected by Landlord in such notice. Notwithstanding anything to the contrary herein, in the case of a termination under clause (i) of this subsection (c), Tenant shall be released from all of its obligations under this Lease with respect to the portion of the demised premises affected by Tenant's proposed subletting or as to the entire demised premises in the case of a proposed subletting thereof to the same extent as if the effective date of such termination were the Expiration Date. Notwithstanding anything to the contrary herein, Tenant shall not be liable to Landlord for any default by any subtenant designated by Landlord under clause (ii) or (iii) of this subsection
(c).

                           (d)      If Landlord should elect to have Tenant
execute and deliver a sublease to Landlord or its designee pursuant to any of the provisions of this Section 11.05, said sublease shall be in a form reasonably satisfactory to Landlord's counsel and on all the terms contained in this Lease, except that:

                           (i) The rental terms, if elected by Landlord, may be either as provided in item (x) or item (y) of subsection 11.05(c) hereof,

                           (ii) The sublease shall not provide for any work to be done for the subtenant or for any initial rent concessions or contain provisions inapplicable to a sublease, except that in the case of a subletting of a portion of the demised premises Tenant shall reimburse subtenant for the cost of erecting such demising walls as are necessary to separate the subleased premises from the remainder of the demised premises and to provide access thereto,

                           (iii) The subtenant thereunder shall have the right to underlet the subleased premises, in whole or in part, without Tenant's consent,

                           (iv) The subtenant thereunder shall have the right to make, or cause to be made, any changes, alterations, decorations, additions and improvements that such subtenant may desire or authorize,

                           (v) Such sublease shall expressly negate any intention that any estate created by or under such sublease be merged with any other estate held by either of the parties thereto,

                           (vi) Any consent required of Tenant, as lessor under that sublease, shall be deemed granted if consent with respect thereto is granted by Landlord,

                           (vii) There shall be no limitation as to the use of the sublet premises by the subtenant thereunder,

                           (viii) Such sublease shall provide that Tenant's obligations with respect to vacating the demised premises and removing any changes, alterations, decorations, additions or improvements made in the subleased premises shall be limited to those which accrued and related to such as were made prior to the effective date of the sublease.

                           (e) If pursuant to the exercise of any of Landlord's
options pursuant to Section 11.05 hereof this Lease is terminated as to only a portion of the demised premises, then the fixed annual rent payable hereunder and the additional rent payable pursuant to Article 3 hereof shall be adjusted in proportion to the portion of the demised premises affected by such termination.

                  11.06 In the event that Landlord does not exercise any of the options available to it pursuant to Section 11.05 hereof, Landlord shall not unreasonably withhold or delay its consent to an assignment of this Lease or a subletting of the whole or any part of the demised premises, provided:

                           (a)      Tenant shall furnish Landlord with the name
and business address of the proposed subtenant or assignee, information with respect to the nature and character of the proposed subtenant's or assignee's business, or activities, such references and current financial information with respect to net worth, credit and financial responsibility as are reasonably satisfactory to Landlord, and an executed counterpart of the sublease or assignment agreement;

                           (b)      The proposed subtenant or assignee is a
reputable party whose financial net worth, credit and financial responsibility is, considering the responsibilities involved, reasonably satisfactory to Landlord;

                           (c)      The nature and character of the proposed
subtenant or assignee, its business or activities and intended use of the demised premises is, in Landlord's reasonable judgment, in keeping with the standards of the Building and the floor or floors on which the demised premises are located;

                           (d)      The proposed subtenant or assignee is not
then an occupant of any part of the Building or a party who dealt with Landlord or Landlord's agent (directly or through a broker) with respect to space in the Building during the twelve (12) months immediately preceding Tenant's request for Landlord's consent;

                           (e)      All costs incurred with respect to providing
reasonably appropriate means of ingress and egress from the sublet space or to separate the sublet space from the remainder of the demised premises shall, subject to the provisions of Article 6 with respect to alterations, installations, additions or improvements be borne by Tenant or such subtenant;

                           (f)      Each sublease shall specifically state that
(i) it is subject to all of the terms, covenants, agreements, provisions, and conditions of this Lease, (ii) the subtenant or assignee, as the case may be, will not have the right to a further assignment thereof or sublease or assignment thereunder, or to allow the demised premises to be used by others, without the consent of Landlord in each instance, (iii) a consent by Landlord thereto shall not be deemed or construed to modify, amend or affect the terms and provisions of this Lease, or Tenant's obligations hereunder, which shall continue to apply to the premises involved, and the occupants thereof, as if the sublease or assignment had not been made;

                           (g)      Tenant shall together with requesting
Landlord's consent hereunder, have paid Landlord any reasonable costs incurred by Landlord to review the requested consent including any reasonable attorneys fees incurred by Landlord (not to exceed $2,500 in any instance);

                           (h)      The proposed subtenant or assignee is not
(i) a bank trust company, safe deposit business, savings and loan association or loan company; (ii) employment or recruitment agency; (iii) school, college, university or educational institution whether or not for profit; (iv) a government or any subdivision or agency thereof;

                           (i)      In the case of a subletting of a portion of
the demised premises, the portion so sublet shall be regular in shape and suitable for normal renting purposes and such subletting will not result in more than two (2) occupants (including Tenant) occupying the portion of the demised premises on any floor of the Building, or more than four (4) occupants (including Tenant), in the aggregate, occupying the demised premises;

                           (j)      The proposed assignment shall be for a
consideration or the proposed subletting shall be at a rental rate not less than the rental rates then being charged under leases being entered into by Landlord for comparable space in the Building and for a comparable term, and in no event shall Tenant advertise or list with brokers at such lower rental rate.

                  11.07 If Tenant shall assign this Lease or sublease all or any part of the demised premises, Tenant shall pay to Landlord, as additional rent:

                           (a)      in the case of an assignment, an amount
equal to sixty percent (60%) of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment or otherwise (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then fair market value), less reasonable advertising costs and expenses, customary brokerage commissions and reasonable legal fees actually incurred in connection with such assignment; and

                           (b)      in the case of a sublease, an amount equal
to sixty percent (60%) of any rents, additional charge or other consideration payable under the sublease or otherwise to Tenant by the subtenant which is in excess of the fixed annual rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then fair market value), less reasonable advertising costs and expenses, customary brokerage commissions and reasonable legal fees actually incurred in connection with such subletting and amortized over the term of the sublease.

The sums payable under this Section 11.07 shall be paid to Landlord as and when paid by the subtenant or assignee, as the case may be, to Tenant.

                  11.08 If Tenant defaults in the payment of any rent, Landlord is authorized to collect any rents due or accruing from any assignee, subtenant or other occupant of the demised premises and to apply the net amounts collected to the fixed annual rent and additional rent reserved herein. The receipt by Landlord of any amounts from an assignee or subtenant, or other occupant of any part of the demised premises shall not be deemed or construed as releasing Tenant from Tenant's obligations hereunder or the acceptance of that party as a direct tenant.

                  11.09 In connection with any proposed assignment or sublease, Tenant shall grant to Landlord's then managing agent the exclusive right to sublease or to assign this Lease, as the case may be, for a period of thirty (30) days after Tenant's notice of its intent to assign or sublease.

                  11.10    (a)      Tenant may assign this Lease or sublet the
entire demised premises for substantially the balance of the term of this Lease to any corporation into or with which Tenant may be merged or consolidated or to any corporation which shall be an affiliate, subsidiary, parent or successor of Tenant, subject to Landlord's consent (which consent shall not be unreasonably withheld or delayed), provided and on condition that (i) such transaction is for a bona fide business purpose and not, either directly or indirectly, principally for the purpose of transferring the leasehold created hereby, and (ii) the successor to the Tenant or the transferee on the effective date of such proposed assignment or the proposed sublessee of such sublease or the Tenant shall have a tangible net worth of at least $150,000,000 and proof thereof, reasonably satisfactory to Landlord shall have been delivered to Landlord at least ten (10) days prior to the effective date of such assignment or sublease; provided that if such assignee or sublessee or Tenant has a tangible net worth of less than $150,000,000 on the effective date of such assignment or sublease, then as a condition to such assignment or sublease (1) such assignee or sublessee shall, on or before the effective date of such assignment or sublease, deliver to Landlord as additional security hereunder, a letter of credit in favor of Landlord, in the form of Exhibit D attached hereto, in an amount equal to the product of (x) $1,000,000 multiplied by (y) a fraction, the numerator of which is the difference between such assignee's or sublessee's or Tenant's then tangible net worth (proof of which reasonably satisfactory to Landlord having been delivered to Landlord at least ten (10) days prior to the effective date of such assignment or sublease) and $150,000,000 and the denominator of which is $10,000,000 and, (2) the amount of the security then held by Landlord in accordance with the provisions of Article 42 herein, as increased pursuant to this Section 11 shall not be reduced below the amount set forth in said Article 42 (i.e., $2,000,000).

                           (b)      For the purpose of this Section 11.10(a), a
"subsidiary" or "affiliate" or "successor" of Tenant shall mean the following:

                           (i) An "affiliate" shall mean any corporation which, directly or indirectly, controls or is controlled by or is under common control with Tenant. For this purpose, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or by contract or otherwise.

                           (ii) A "subsidiary" shall mean any corporation not less than fifty percent (50%) of whose outstanding stock shall, at the time, be owned directly or indirectly by Tenant. Any cessation of the affiliate or subsidiary relationship between Tenant and the entity in question shall constitute an assignment or subletting, as the case may be, which shall be subject to all of the terms, provisions and conditions of this Article.

                           (iii) A "successor" of Tenant shall mean (x) a corporation or other entity in which or with which Tenant, its successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of entities, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the entities participating in such merger or consolidation are assumed by the entity surviving such merger or created by such consolidation, or (y) a transferee of not less than eighty percent (80%) of the issued and outstanding stock of Tenant.

                                   ARTICLE 12

                            CERTIFICATE OF OCCUPANCY

                  12.01 Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the Building. A copy of the existing certificate of occupancy has been furnished to Tenant.

                                   ARTICLE 13

                         ADJACENT EXCAVATION -- SHORING

                  13.01 If an excavation or other substructure work shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as shall be necessary to preserve the wall of or the Building of which the demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

                                   ARTICLE 14

                                  CONDEMNATION

                  14.01 In the event that the whole of the demised premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title Landlord shall notify Tenant within ten (10) Business Days following receipt of Tenant's written request for information whether Landlord has received any notice of a proposed condemnation or taking. In the event that only a part of the demised premises shall be so condemned or taken, then, effective as of the date of vesting of title, the fixed annual rent under Article 1 hereunder and additional rents under Article 3 hereunder shall be abated in an amount thereof apportioned according to the area of the demised premises so condemned or taken. In the event that only a part of the Building (but not less than thirty percent (30%) thereof in value) shall be so condemned or taken, then (a) Landlord (whether or not the demised premises be affected) may, at Landlord's option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, or (b) if such condemnation or taking shall be of a substantial part of the demised premises or of a substantial part of the means of access thereto, Tenant may, at Tenant's option, by delivery of notice in writing to Landlord within thirty (30) days following the date on which Tenant shall have received notice of vesting of title, terminate this Lease and the term and estate hereby granted as of the date of vesting of title, or (c) if neither Landlord nor Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the fixed annual rent payable under Article 1 and additional rents payable under Article 3 shall be abated to the extent hereinbefore provided in this Article 14. In the event that only a part of the demised premises shall be so condemned or taken and this Lease and the term and estate hereby granted with respect to the remaining portion of the demised premises are not terminated as hereinbefore provided, Landlord will, with reasonable diligence and at its expense, restore the remaining portion of the demised premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

                  14.02 In the event of its termination in any of the cases hereinbefore provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the Expiration Date, and the fixed annual rent and additional rents payable hereunder shall be apportioned as of such date.

                  14.03 In the event of any condemnation or taking hereinbefore mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award, made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. Tenant shall be permitted to make a separate claim with the condemning authority for its moving and relocation expenses and the cost of its fixtures, provided such claim shall not have an adverse affect upon the award Landlord is entitled to receive, as herein provided.

                  14.04 It is expressly understood and agreed that the provisions of this Article 14 shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.

                  14.05 In the event of any taking of less than the whole of the Building which does not result in a termination of this Lease, or in the event of a taking for a temporary use or occupancy of all or any part of the demised premises which does not result in a termination of this Lease, Landlord, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the Building and the demised premises to substantially their former condition to the extent that the same may be feasible and so as to constitute a complete and tenantable Building and demised premises.

                  14.06 In the event any part of the demised premises be taken to effect compliance with any law or requirement of public authority other than in the manner hereinabove provided in this Article 14, then, (i) if such compliance is the obligation of Tenant under this Lease, Tenant shall not be entitled to any diminution or abatement of rent or other compensation from Landlord therefor, but (ii) if such compliance is the obligation of Landlord under this Lease, the fixed annual rent hereunder shall be reduced and additional rents under Article 3 shall be adjusted in the same manner as is provided in Section 14.01 according to the reduction in rentable area of the demised premises resulting from such taking.

                                   ARTICLE 15

                       ACCESS TO DEMISED PREMISES; CHANGES

                  15.01 If Tenant shall permit Landlord to erect, use and maintain pipes, ducts and conduits in and through the demised premises, provided the same are installed adjacent to or concealed behind walls and ceilings of the demised premises, Landlord shall to the extent practicable (except as required by law or for the safety of the occupants of the Building) install such pipes, ducts and conduits by such methods and at such locations as will not materially interfere with or impair Tenant's layout or use of the demised premises. Landlord or its agents or designees shall have the right to enter the demised premises, at reasonable times during business hours, upon not less than twenty-four (24) hours prior notice (which may be oral), except in the case of an emergency, for the making of such repairs or alterations as Landlord may deem necessary for the Building or which Landlord shall be required to or shall have the right to make by the provisions of this Lease or any other lease in the Building and; subject to the foregoing, shall also have the right to enter the demised premises for the purpose of inspecting them or exhibiting them to prospective purchasers or lessees of the entire Building or to prospective mortgagees of the fee or of Landlord's interest in the property of which the demised premises are a part or to prospective assignees of any such mortgages or to the holder of any mortgage on the Landlord's interest in the property, its agents or designees. Landlord shall be allowed to take all material into and upon the demised premises that may be required for the repairs or alterations above mentioned as the same is required for such purpose, without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no wise abate while said repairs or alterations are being made by reason of loss or interruption of the business of Tenant because of the prosecution of any such work. Landlord shall exercise reasonable diligence so as to minimize the disturbance but nothing contained herein shall be deemed to require Landlord to perform the same on an overtime or premium pay basis.

                  15.02 Landlord reserves the right, without the same constituting an eviction and without incurring liability to Tenant therefor, to renovate and/or change the arrangement and/or location of public entrances, lobbies passageways, doors, doorways, corridors, elevators, stairways, toilets and other public parts of the Building; provided, however, that access to the Building shall not be cut off and that there shall be no unreasonable obstruction of access to the demised premises or unreasonable interference with the use or enjoyment thereof.

                  15.03 Landlord reserves the right to light from time to time all or any portion of the demised premises at night for display purposes without paying Tenant therefor; provided such lighting shall not unreasonably disturb or interfere with Tenant's use or occupancy of the demised premises.

                  15.04 Landlord may, during the twelve (12) months prior to expiration of the term of this Lease, exhibit the demised premises to prospective tenants.

                  15.05 If Tenant shall not be personally present to open and permit an entry into the demised premises at any time when for any reason an entry therein shall be urgently necessary by reason of fire or other emergency, Landlord or Landlord's agents may forcibly enter the same without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property) and without in any manner affecting the obligations and covenants of this Lease; provided Landlord shall, in the event of an emergency, attempt to call Tenant's 24-hour representative, provided further that Tenant shall have given the name and phone number for such representative to Landlord.

                                   ARTICLE 16

                            CONDITIONS OF LIMITATION

                  16.01 This Lease and the term and estate hereby granted are subject to the limitation that whenever Tenant shall make an assignment of the property of Tenant for the benefit of creditors, or shall file a voluntary petition under any bankruptcy or insolvency law or any involuntary petition alleging an act of bankruptcy or insolvency shall be filed against Tenant under any bankruptcy or insolvency law, or whenever a petition shall be filed by or against Tenant under the reorganization provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a permanent receiver of Tenant or of or for the property of Tenant shall be appointed, then, Landlord may, (a) at any time after receipt of notice of the occurrence of any such event, or (b) if such event occurs without the acquiescence of Tenant, at any time after the event continues for thirty (30) days, give Tenant a notice of intention to end the term of this Lease at the expiration of five (5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period, this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 18.

                  16.02 This Lease and the term and estate hereby granted are subject to further limitation as follows:

                           (a)      whenever Tenant shall default in the payment
of any installment of fixed annual rent, or in the payment of any additional rent or any other charge payable by Tenant to Landlord, on any day upon which the same ought to be paid, and such default shall continue for five (5) days after Landlord shall have given Tenant a notice specifying such default, or

                           (b)      whenever Tenant shall do or permit anything
to be done, whether by action or inaction, contrary to any of Tenant's obligations hereunder, and if such situation shall continue and shall not be remedied by Tenant within fifteen (15) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a happening or default which cannot with due diligence be cured within a period of fifteen (15) days and the continuation of which for the period required for cure will not subject Landlord to the risk of criminal liability (as more particularly described in Article 8 hereof) or termination of any superior lease or foreclosure of any superior mortgage, if Tenant shall not, (i) within said fifteen (15) day period advise Landlord of Tenant's intention to duly institute all steps necessary to remedy such situation, (ii) duly institute within said fifteen (15) day period, and thereafter diligently and continuously prosecute to completion all steps necessary to remedy the same and (iii) complete such remedy within such time after the date of the giving of said notice to Landlord as shall reasonably be necessary, or

                           (c)      whenever any event shall occur or any
contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by Article 11, or

                           (d)      Intentionally omitted.

                           (e)      whenever in case any other lease held by
Tenant from Landlord shall expire and terminate (whether or not the term thereof shall then have commenced) as a result of the default of Tenant thereunder or of the occurrence of an event as therein provided (other than by expiration of the fixed term thereof or pursuant to a cancellation or termination option therein contained), or

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

                           (f)      whenever Tenant shall default in the due
keeping, observing or performance of any covenant, agreement, provision or condition of Article 5 hereof on the part of Tenant to be kept, observed or performed which default threatens the health or safety of any occupant of or visitor to the Building or affects any other tenants' rights to occupy the Building and if such default shall continue and shall not be remedied by Tenant within five (5) Business Days after Landlord shall have given to Tenant a notice specifying the same,

                           (g)      if during any consecutive eighteen (18)
month period during the term of this Lease (i) Tenant shall have on three (3) or more occasions paid any installment of fixed annual rent or any additional rent more than ten (10) days after the same was due hereunder and (ii) Landlord shall have given Tenant notice of such default pursuant to subsection (a) hereof before such default was cured, then in any of said cases set forth in the foregoing subsections (a), (b), (c),
(e), (f) and (g) Landlord may give to Tenant a notice of intention to end the term of this Lease at the expiration of three (3) days from the date of the service of such notice of intention, and upon the expiration of said three (3) days this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 18.

                                   ARTICLE 17

                        RE-ENTRY BY LANDLORD, INJUNCTION

                  17.01 If Tenant shall default in the payment of any installment of fixed annual rent, or of any additional rent, on any date upon which the same ought to be paid, and if such default shall continue for five (5) days after Landlord shall have given to Tenant a notice specifying such default, or if this Lease shall expire as in Article 16 provided, Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the demised premises, or any part thereof, either by summary dispossess proceedings or, by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefrom, to the end that Landlord may have, hold and enjoy the demised premises again as and of its first estate and interest therein. The word re-enter, as herein used, is not restricted to its technical legal meaning. In the event of any termination of this Lease under the provisions of Article 16 or if Landlord shall re-enter the demised premises under the provisions of this Article 17 or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceedings or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the fixed annual rent and additional rent payable by Tenant to Landlord up to the time of such termination of this Lease, or of such recovery of possession of the demised premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 18.

                  17.02 In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

                  17.03    If this Lease shall terminate under the provisions of
Article 16, or if Landlord shall re-enter the demised premises under the provisions of this Article 17, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all moneys, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such moneys shall be credited by Landlord against any fixed annual rent or additional rent due from Tenant at the time of such termination or re-entry or, at Landlord's option against any damages payable by Tenant under Articles 16 and 18 or pursuant to law.

                  17.04 Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.

                                   ARTICLE 18

                                     DAMAGES

                  18.01    If this Lease is terminated under the provisions of
Article 16, or if Landlord shall re-enter the demised premises under the provisions of Article 17, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, at the election of Landlord, either

                           (a)      a sum which at the time of such termination
of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then present value discounted at the rate of a United States Treasury obligation having a maturity equivalent to the then remaining balance of the term of this Lease, of the excess, if any, of

                                    (1)      the aggregate of the fixed annual
                           rent and the additional rent payable hereunder which would have been payable by Tenant (conclusively presuming the additional rent to be the same as was payable for the year immediately preceding such termination except that additional rent on account of increases in Taxes and the Wage Rate shall be presumed to increase at the average of the rates of increase thereof previously experienced by Landlord during the period (not to exceed 3 years) prior to such termination) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date, had this Lease not so terminated or had Landlord not so re-entered the demised premises, over

                                    (2)      the aggregate rental value of the
                           demised premises for the same period, or

                           (b)      sums equal to the fixed annual rent and the
additional rent (as above presumed) payable hereunder which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the demised premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the Expiration Date, provided, however, that if Landlord shall re-let the demised premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting, the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the demised premises and in securing possession thereof, as well as the expenses of re-letting, including altering and preparing the demised premises for new tenants, brokers' commissions, and all other expenses properly chargeable against the demised premises and the rental thereof; it being understood that any such re-letting may be for a period shorter or longer than the remaining term of this Lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, or shall Tenant be entitled in any suit for the collection of damages pursuant to this subsection to a credit in respect of any net rents from a re-letting, except to the extent that such net rents are actually received by Landlord. If the demised premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

If the demised premises or any part thereof be re-let by Landlord for the unexpired portion of the term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall, prima facie, be the fair and reasonable rental value for the demised premises, or part thereof, so re-let during the term of the re-letting.

                  18.02 Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been so terminated under the provisions of Article 16, or under any provision of law, or had Landlord not re-entered the demised premises. Except as otherwise expressly provided herein, nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of the termination of this Lease or re-entry of the demised premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in Section 18.01.

                                   ARTICLE 19

                LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

                  19.01 If Tenant shall default, beyond any applicable notice and cure periods, in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any Article of this Lease, (a) Landlord may remedy such default for the account of Tenant, immediately and without notice in case of emergency, or in any other case only provided that Tenant shall fail to remedy such default with all reasonable dispatch after Landlord shall have notified Tenant in writing of such default and the applicable grace period for curing such default shall have expired; and (b) if Landlord makes any expenditures or incurs any obligations for the payment of money in connection with such default including, but not limited to, reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding,

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

such sums paid or obligations incurred, with interest at the Interest Rate, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord upon rendition of a bill to Tenant therefor.

                                   ARTICLE 20

                                 QUIET ENJOYMENT

                  20.01 Landlord covenants and agrees that subject to the terms and provisions of this Lease, if, and so long as, Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part or on behalf of Tenant to be kept or performed, then Tenant's rights under this Lease shall not be cut off or ended before the expiration of the term of this Lease, subject however, to: (i) the obligations of this Lease, and (ii) the provisions of Article 25 hereof with respect to ground and underlying leases and mortgages which affect this Lease.

                                   ARTICLE 21

                             SERVICES AND EQUIPMENT

                  21.01 So long as Tenant is not in default, beyond any applicable notice and cure periods, under any of the covenants of this Lease, Landlord shall, at its cost and expense:

                           (a)      Provide necessary elevator facilities during
Business Hours of Business Days and shall have at least one elevator subject to call at all other times. At Landlord's option, the elevators shall be operated by automatic control or by manual control, or by a combination of both of such methods. Tenant shall make all arrangements for, and pay all expenses incurred in connection with, use of the freight elevators servicing the demised premises. All scheduling of the freight elevators shall be done by advanced reservation on a first come, first serve basis. Landlord agrees that during the Business Hours on Business Days there shall be no charge for Tenant's normal use of the freight elevators servicing the demised premises. However, Tenant acknowledges that (x) Tenant's use of such freight elevator is non-exclusive and subject to scheduling by Landlord, (y) if Tenant's use of such freight elevator for transporting materials, supplies, equipment, machinery, furniture or furnishings will, in Landlord's reasonable opinion, disrupt the operation of the Building (including the normal use of the freight elevators), then Tenant will only be permitted to use such freight elevator during non-Business Hours. Tenant shall be obligated to pay for any usage of the freight elevator during hours other

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

than Business Hours on Business Days at Landlord's actual cost therefor and (z) there is a four (4) hour minimum usage of the freight elevator during hours other than Business Hours on Business Days.

                           (b)      Furnish heat to the demised premises during
Business Hours of Business Days. Landlord shall have no responsibility or liability for the ventilating conditions and/or temperature of the demised premises during the hours or days Landlord is not required to furnish heat pursuant to this paragraph.

                           (c)      Furnish cold water for lavatory and drinking
and office cleaning purposes. Tenant, at Tenant's sole cost and expense, shall have the right to install a hot water heater to provide hot water to the demised premises. If Tenant requires, uses or consumes water for any other purposes, Tenant agrees to Landlord installing a meter or meters or other means to measure Tenant's water consumption, and Tenant further agrees to reimburse Landlord for the cost of the meter or meters and the installation thereof, and to pay for the maintenance of said meter equipment and/or to pay Landlord's cost of other means of measuring such water consumption by Tenant. Tenant shall reimburse Landlord on demand for the cost of all water consumed, as measured by said meter or meters or as otherwise measured, including sewer rents.

                           (d)      Provide Tenant with up to ten (10) listings
in the Building's lobby directory; provided such number is not more than Tenant's percentage share of the Building.

                  21.02 Landlord reserves the right without any liability whatsoever, or abatement of fixed annual rent, or additional rent, to stop the heating, air-conditioning, elevator, plumbing, electric and other systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, provided that except in case of emergency, Landlord will notify Tenant in advance, if possible, of any such stoppage and, if ascertainable, its estimated duration, and will proceed diligently with the work necessary to resume such service as promptly as possible and in a manner so as to minimize interference with Tenant's use and enjoyment of the demised premises.

                  21.03 Tenant shall clean and maintain the demised premises and shall contract directly with the cleaner and a carting company for rubbish removal designated by Landlord from time to time to render such services to tenants of the Building, provided the rates charged by the cleaner and carting company shall be commercially reasonable.

                  21.04 It is expressly agreed that only Landlord or any one or more persons, firms or corporations reasonably authorized in writing by Landlord will

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

be permitted to furnish laundry, linen, towels, drinking water and other similar supplies and services to tenants and licensees in the Building. Landlord may fix, in its reasonable discretion, at any time and from time to time, the hours during which and the regulations under which such supplies and services are to be furnished and under which, foods and beverages may be brought into Building by persons other than regular employees of Tenant.

                  21.05 Tenant shall, at its sole cost and expense, install, operate and maintain in good working order throughout the term of this Lease Building Standard (as defined in Section 50.05(i)) air cooled packaged air conditioning units (hereinafter the "Units") to be installed by Tenant, in accordance with plans and specifications approved by Landlord (in accordance with Article 50 below), on the seventeenth (17th) and eighteenth (18th) floors of the demised premises pursuant to Section 50.06 hereof. Such maintenance obligations shall be performed throughout the term of this Lease, on Tenant's behalf and at Tenant's expense, by a reputable air conditioning maintenance company, first approved by Landlord. Tenant's obligation to maintain the Units shall include, but not be limited to, the periodic cleaning and/or replacement of filters, replacements of fuses and belts, the calibration of thermostats and all startup and shut down of the Units. Tenant shall, at its sole cost and expense, perform any and all necessary repairs, and cause any and all replacements of, the Units. The Units and any replacements thereof shall be and remain at all times the property of Landlord, and Tenant shall surrender the Units and all such replacements to Landlord on the Expiration Date.

                  21.06 Landlord shall provide to Tenant reasonable riser and shaft space, as designated by Landlord, in the Building and provide Tenant with reasonable access to telephone closets serving the demised premises on the seventeenth (17th) and eighteenth (18th) floors.

                  21.07 Tenant shall have access to the Building 24-hours a day, 7-days a week, 52-weeks a year, subject to Landlord's reasonable security procedures, force majeure and any other conditions and circumstances beyond Landlord's control.

                  21.08 Landlord will not be required to furnish any other services, except as otherwise provided in this Lease.

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

                                   ARTICLE 22

                                   DEFINITIONS

                  22.01 The term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the Land and Building (or the owner of a lease of the Building or of the Land and Building), so that in the event of any transfer of title to said Land and Building or said lease, or in the event of a lease of the Building, or of the Land and Building, upon notification to Tenant of such transfer or lease the said transferor Landlord shall be and hereby is entirely freed and relieved of any and all covenants, obligations and liabilities of Landlord hereunder, and it shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest, or between the parties and the transferee of title to said Land and Building or said lease, or the said lessee of the Building, or of the Land and Building, that the transferee or the lessee has assumed and agreed to carry out any and all such covenants, obligations and liabilities of Landlord hereunder.

                  22.02 The term "Business Days" as used in this Lease shall exclude Saturdays, Sundays and all days observed by the Federal, State or local government as legal holidays as well as all other days recognized as holidays under applicable union contracts. The term "Business Hours" as used in this Lease shall mean the hours between 8:00 a.m. and 6:00 p.m.

                  22.03 "Interest Rate" shall mean a rate per annum equal to the lesser of (a) three percent (3%) above the commercial lending rate announced from time to time by Citibank, N.A., as its prime rate for 90-day unsecured loans, or (b) the maximum applicable legal rate, if any.

                  22.04 "Legal Requirements" shall mean laws, statutes and ordinances (including building codes and zoning regulations and ordinances) and the orders, rules, regulations, directives and requirements of all federal, state, county, city and borough departments, bureaus, boards, agencies; offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental public or quasi-public authority, whether now or hereafter in force, which may be applicable to the Land or Building or the demised premises or any part thereof, or the sidewalks, curbs or areas adjacent thereto and all requirements, obligations and conditions of all instruments of record on the date of this Lease.

                                   ARTICLE 23

                           INVALIDITY OF ANY PROVISION

                  23.01 If any term, covenant, condition or provision of this Lease or the application thereof to any circumstance or to any person, firm or corporation shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this Lease or the application thereof to any circumstances or to any person, firm or corporation other than those as to which any term, covenant, condition or provision is held invalid or unenforceable, shall not be affected thereby and each remaining term, covenant, condition and provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by law.

                                   ARTICLE 24

                                    BROKERAGE

                  24.01 Tenant covenants, represents and warrants that Tenant has had no dealings or communications with any broker, or agent other than Newmark & Company Real Estate, Inc. (which is representing Landlord) and Insignia/ESG, Inc. (collectively, the "Brokers") in connection with the consummation of this Lease, and Tenant covenants and agrees to pay, hold harmless and indemnify Landlord from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent, other than the Brokers set forth in this Section 24.01, with respect to this Lease or the negotiation thereof. Landlord shall pay the brokerage fees due to the Brokers pursuant to separate agreements. This Article 24 shall survive the expiration or sooner termination of this Lease.

                                   ARTICLE 25

                                  SUBORDINATION

                  25.01 This Lease is and shall be subject and subordinate to all ground or underlying leases which may now or hereafter affect the real property of which the demised premises form a part and to all mortgages which may now or hereafter affect such leases or such real property, and to all renewals, modifications, replacements and extensions thereof. The provisions of this Section 25.01 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver at its own cost and expense any instrument, in recordable form if required, that Landlord, the lessor of the ground or underlying lease or the holder of any such mortgage or any of their respective successors in interest may request to evidence such subordination.

                  25.02 In the event of a termination of any ground or underlying lease, or if the interests of Landlord under this Lease are transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of any mortgage, or if the holder of any mortgage acquires a lease in substitution therefor, then Tenant under this Lease will, at the option to be exercised in writing by the lessor under such ground or underlying lease or such mortgagee or purchaser, assignee or lessee, as the case may be, either (i) attorn to it and will perform for its benefit all the terms, covenants and conditions of this Lease on Tenant's part to be performed with the same force and effect as if said lessor, such mortgagee or purchaser, assignee or lessee, were the landlord originally named in this Lease, or (ii) enter into a new lease with said lessor or such mortgagee or purchaser, assignee or lessee, as landlord, for the remaining term of this Lease and otherwise on the same terms and conditions and with the same options, if any, then remaining. The foregoing provisions of clause (i) of this Section 25.02 shall enure to the benefit of such lessor, mortgagee, purchaser, assignee or lessee, shall be self-operative upon the exercise of such option, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such lessor, mortgagee, purchaser, assignee or lessee agrees to execute, from time to time; instruments in confirmation of the foregoing provisions of this Section 25.02, satisfactory to any such lessor, mortgagee, purchaser, assignee or lessee, acknowledging such attornment and setting forth the terms and conditions of its tenancy.

                  25.03 Anything herein contained to the contrary notwithstanding, under no circumstances shall the aforedescribed lessor under the ground lease or mortgagee or purchaser, assignee or lessee, as the case may be, whether or not it shall have succeeded to the interests of the landlord under this Lease, be

                           (a)      liable for any act, omission or default of
any prior landlord, except to the extent the same are of a continuing nature; or

                           (b)      subject to any offsets, claims or defenses
which the Tenant might have against any prior landlord, except to the extent the same are of a continuing nature; or

                           (c)      bound by any fixed annual rent or additional
rent which Tenant might have paid to any prior landlord for more than one month in advance or for more than three months in advance where such rent payments are payable at intervals of more than one month; or

                           (d)      bound by any modification, amendment or
abridgement of this Lease, or any cancellation or surrender of the same, made without its prior written approval.

                  25.04 If, in connection with the financing of the Building, the holder of any mortgage shall request reasonable modifications in this Lease as a condition of approval thereof, Tenant will not unreasonably withhold, delay or defer making such modifications, provided the same do not increase Tenant's obligations or reduce Tenant's rights beyond a de minimis extent.

                  25.05 Tenant agrees that, except for the first month's rent hereunder, it will pay no rent under this Lease more than thirty (30) days in advance of its due date, if so restricted by any existing or future ground lease or mortgage to which this Lease is subordinated or by an assignment of this Lease to the ground lessor or the holder of such mortgage, and, in the event of any act or omission by Landlord, Tenant will not exercise any right to terminate this Lease or to remedy the default and deduct the cost thereof from rent due hereunder until Tenant shall have given written notice of such act or omission to the ground lessor and to the holder of any mortgage on the fee or the ground lease who shall have furnished such lessor's or holder's last address to Tenant, and until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notices, during which time such lessor or holder shall have the right, but shall not be obligated, to remedy or cause to be remedied such act or omission. Tenant shall not exercise any right pursuant to this Section 26.02 if the holder of any mortgage or such aforesaid lessor commences to cure such aforesaid act or omission within a reasonable time and diligently prosecutes such cure thereafter.

                                   ARTICLE 26

                              CERTIFICATE OF TENANT

                  26.01 Landlord and Tenant agree, at any time and from time to time, as requested by the other, upon not less than ten (10) days prior notice, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force as modified and stating the modifications), certifying the dates to which the annual fixed rent and additional rent have been paid, and stating whether or not, to the best of its knowledge, the other party is in default in performance of any of its obligations under the Lease, and, if so, specifying each such default of which it has knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the requesting party may be dealing.

                                   ARTICLE 27

                     LEGAL PROCEEDINGS WAIVER OF JURY TRIAL

                  27.01 Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the demised premises, and/or any other claims (except claims for bodily injury or damage to physical property), and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of rent, Tenant will not interpose and does hereby waive the right to interpose any counterclaim of whatever nature or description in any such proceeding, except with respect to compulsory counterclaims.

                                   ARTICLE 28

                              SURRENDER OF PREMISES

                  28.01 Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear and tear and damage by fire, the elements or other casualty excepted, and Tenant shall remove all of its property as herein provided. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

                  28.02 In the event Tenant remains in possession of the demised premises after the Expiration Date or the date of sooner termination of this Lease, Tenant, at the option of Landlord, shall be deemed to be occupying the demised premises as a holdover tenant from month-to-month, at a monthly rent equal to two (2) times the higher of (x) the sum of (i) the monthly installment of fixed annual rent payable during the last month of the term of this Lease, and (ii) one-twelfth (1/12th) of the additional rent payable during the last year of the term of this Lease of (y) the fair market value of the demised premises, calculated on a monthly basis, subject to all of the other terms and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

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                                   ARTICLE 29

                              RULES AND REGULATIONS

                  29.01 Tenant and Tenant's servants employees and agents shall observe faithfully and comply strictly with the Rules and Regulations set forth in Exhibit C attached hereto and made part hereof entitled "Rules and Regulations" and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and of any of the Rules and Regulations as originally or as hereafter adopted, the provisions of this Lease shall control. Reasonable written notice of any additional Rules and Regulations shall be given to Tenant. The Rules and Regulations shall be applied to all office tenants in the Building in a non-discriminatory manner.

                  Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease, against any other tenant of the Building, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

                                   ARTICLE 30

                             CONSENTS AND APPROVALS

                  30.01 Wherever in this Lease Landlord's consent or approval is required, if Landlord shall delay or refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment.

                                   ARTICLE 31

                                     NOTICES

                  31.01 Any notice or demand, consent, approval or disapproval, or statement required to be given by the terms and provisions of this Lease, or by

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any law or governmental regulation, either by Landlord to Tenant or by Tenant to
Landlord, shall be in writing. Unless otherwise required by such law or regulation, such notice or demand shall be deemed to have been served and given three (3) Business Days after such notice or demand is mailed by registered or certified mail, return receipt requested, deposited enclosed in a securely closed post-paid wrapper, in a United States Government general or branch post office, or official depository within the exclusive care and custody thereof, or upon acceptance or refusal of delivery if sent via Federal Express or like nationally recognized overnight courier, addressed to either party, at its address set forth on page 1 of this Lease. After Tenant shall occupy the demised premises, the address of Tenant for notices, demands, consents, approvals or disapprovals shall be the address provided on page 1 of this Lease, Attention:
General Counsel. Either party may, by notice as aforesaid, designate a different address or addresses for notices, demands, consents, approvals or disapprovals. Copies of notices sent by Tenant to Landlord shall be sent to Arent Fox Kintner Plotkin & Kahn PLLC, 1675 Broadway, New York, New York 10019, Attention: Jeffrey Walker, Esq.

                  31.02 In addition to the foregoing, either Landlord or Tenant may, from time to time, request in writing that the other party serve a copy of any notice or demand, consent, approval or disapproval, or statement, on one other person or entity designated in such request, such service to be effected as provided in Section 31.01 hereof.

                                   ARTICLE 32

                                    NO WAIVER

                  32.01 No agreement to accept a surrender of this Lease shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the demised premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agent shall not operate as a termination of this Lease or a surrender of the demised premises. In the event of Tenant at any time desiring to have Landlord sublet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this Lease. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease or any of the Rules and Regulations set forth herein, or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with or without knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of

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

Landlord to enforce any of the Rules and Regulations set forth herein, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on the account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

                  32.02 This Lease contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

                                   ARTICLE 33

                                    CAPTIONS

                  33.01 The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

                                   ARTICLE 34

                              INABILITY TO PERFORM

                  34.01 If, by reason of (1) strike, (2) labor troubles, (3) governmental pre-emption in connection with a national emergency, (4) any rule, order or regulation of any governmental agency, (5) conditions of supply or demand which are affected by war or other national, state or municipal emergency, or any other cause or (6) any cause beyond Landlord's reasonable control, Landlord shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which Landlord is obligated to supply, Landlord shall have no liability therefor and this Lease and Tenant's obligation to pay rent hereunder shall in no wise be affected, impaired or excused.

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                                   ARTICLE 35

                         NO REPRESENTATIONS BY LANDLORD

                  35.01 Landlord or Landlord's agents have made no representations or promises with respect to the Building or demised premises except as herein expressly set forth.

                                   ARTICLE 36

                                NAME OF BUILDING

                  36.01 Landlord shall have the full right at any time to name and change the name of the Building and to change the designated address of the Building. The Building may be named after any person, firm, or otherwise, whether or not such name is, or resembles, the name of a tenant of the Building.

                                   ARTICLE 37

                              RESTRICTIONS UPON USE

                  37.01 It is expressly understood that no portion of the demised premises shall be used as, by or for (i) a bank, trust company, savings bank, industrial bank, savings and loan association or personal loan bank (or any branch office or public accommodation office of any of the foregoing), or
(ii) a public stenographer or typist, barber shop, beauty shop, beauty parlor or shop, telephone or telegraph agency, telephone or secretarial service, messenger service, travel or tourist agency, employment agency, public restaurant or bar, commercial document reproduction or offset printing service, public vending machines, retail, wholesale or discount shop for sale of merchandise, retail service shop, labor union, school or classroom, governmental or quasi-governmental bureau, department or agency, including an autonomous governmental corporation, an advertising agency, a firm whose principal business is real estate brokerage, or a company engaged in the business of renting office or desk space, provided Tenant shall be permitted to maintain certain of these foregoing services for the demised premises for the sole benefit of Tenant's officers and employees.

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                                   ARTICLE 38

                                   ARBITRATION

                  38.01 In each case specified in this Lease in which resort to arbitration shall be required, such arbitration (unless otherwise specifically provided in other Sections of this Lease) shall be in New York City in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the provisions of this Lease. The decision and award of the arbitrators shall be in writing, shall be final and conclusive on the parties, and counterpart copies thereof shall be delivered to each of the parties. In rendering such decision and awards, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease. Judgment may be had on the decision and award of the arbitrators so rendered in any court of competent jurisdiction.

                                   ARTICLE 39

                                    INDEMNITY

                  39.01 Tenant shall indemnify, defend and save Landlord, its agents and employees and any mortgagee of Landlord's interest in the Land and/or the Building and any lessor under any superior lease harmless from and against any liability or expense arising from the use or occupation of the demised premises by Tenant or anyone in the demised premises with Tenant's permission, or from any breach of this Lease by Tenant.

                  39.02 Landlord shall indemnify, defend and save Tenant, its agents and employees harmless from and against any liability or expense arising from the negligence or willful misconduct of Landlord or its agents or employees. Tenant shall promptly notify Landlord of any such claim and Tenant shall cooperate with Landlord with respect to any such defense.

                                   ARTICLE 40

                               MEMORANDUM OF LEASE

                  40.01 Tenant shall, at the request of Landlord execute and deliver a statutory form of memorandum of this Lease for the purpose of recording, but said memorandum of this Lease shall not in any circumstances be deemed to modify or to change any of the provisions of this Lease. In no event shall Tenant record this Lease or a memorandum thereof.

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                                   ARTICLE 41

                                  MISCELLANEOUS

                  41.01 Irrespective of the place of execution or performance, this Lease shall be governed and construed in accordance with the laws of the State of New York.

                  41.02 This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.

                  41.03 Except as otherwise expressly provided in this Lease, each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease.

                  41.04 All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

                  41.05 Time shall be of the essence with respect to the exercise of any option granted under this Lease.

                  41.06 Except as otherwise provided herein whenever payment of interest is required by the terms hereof it shall be at the Interest Rate.

                  41.07 In the event that Tenant is in arrears in payment of fixed annual rent or additional rent hereunder, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

                  41.08 This Lease shall not be binding upon Landlord until the same is executed by Landlord and Tenant and an executed copy thereof has been delivered to Tenant.

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                                   ARTICLE 42

                                SECURITY DEPOSIT

                  42.01 Tenant shall simultaneously upon execution of this Lease deliver to Landlord and, shall, except as otherwise provided herein, maintain in effect at all times during the term hereof, an irrevocable letter of credit, in the form annexed hereto as Exhibit D and in the amount of $2,000,000 as security for the faithful performance and observance by Tenant of the terms, provisions, covenants and conditions of this Lease. Such letter of credit shall be issued by a banking corporation reasonably satisfactory to Landlord and having its principal place of business or its duly licensed branch or agency in the State of New York. Such letter of credit shall have an expiration date no earlier than the first anniversary of the date of issuance thereof and shall be automatically renewed from year to year unless terminated by the issuer thereof by notice to Landlord given not less than forty-five (45) days prior to the expiration thereof. Except as otherwise provided herein, Tenant shall, throughout the term of this Lease, deliver to Landlord, in the event of the termination of any such letter of credit, replacement letters of credit in lieu thereof (each such letter of credit and such extensions or replacements thereof, as the case may be, is hereinafter referred to as a "Security Letter") no later than forty-five (45) days prior to the expiration date of the preceding Security Letter. The term of each such Security Letter shall be not less than one (1) year and shall be automatically renewable from year to year as aforesaid. If Tenant shall fail to obtain any replacement of a Security Letter within the time limits set forth in this Section 42.01, Landlord may draw down the full amount of the existing Security Letter and retain the same as security hereunder.

                  42.02 In the event Tenant defaults in respect to any of the terms, provisions, covenants and conditions of this Lease after the expiration of applicable notice and cure periods, including, but not limited to, the payment of rent and additional rent, Landlord may draw upon the Security Letter to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, provisions, covenants, and conditions of this Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other reentry by Landlord. To insure that Landlord may utilize the security represented by the Security Letter in the manner, for the purpose, and to the extent provided in this Article, each Security Letter shall provide that the full amount thereof may be drawn down by Landlord upon the presentation to the issuing bank of Landlord's draft drawn on the issuing bank without accompanying memoranda on statement of beneficiary.

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

                  42.03 In the event Landlord draws any portion or all of the security delivered hereunder, Tenant shall forthwith restore the amount so applied or retained by providing a supplemental Security Letter so that at all times the amount deposited shall be not less than the security required by
Section 42.01 hereof.

                  42.04 In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease and shall not have been in monetary default hereunder more than two (2) times in any given year or more than four (4) times in the aggregate, the security shall be reduced after the fifth (5th) anniversary of the Rent Commencement Date to One Million Dollars ($1,000,000). Tenant agrees that if at any time after the reduction of security pursuant to this Section 42.04 (if any) Tenant shall default more than two (2) times in any given year or more than four (4) times in the aggregate, under this Lease, Tenant shall restore the security to Two Million Dollars ($2,000,000). Tenant agrees that on each anniversary of the date hereof, Tenant shall deliver to Landlord an unconditional audited financial statement of Tenant for the prior year evidencing Tenant's tangible net worth, prepared in accordance with GAAP, consistently applied from period to period, by an independent certified public accounting firm acceptable to Landlord (an "Acceptable Firm"). Landlord hereby agrees that PricewaterhouseCoopers LLP or another so-called "Big 5" accounting firm shall be deemed acceptable to Landlord.

                  42.05 In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant within thirty (30) days after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the Land and Building or leasing of the Building, Landlord shall have the right to transfer any interest it may have in the Security Letter to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such Security Letter, provided such vendee or lessee assumes any responsibilities of Landlord with respect to such Security Letter, and Tenant agrees to look solely to the new landlord for the return of said Security Letter; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Letter to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event of a sale of the Building Landlord shall have the right to require Tenant to deliver a replacement Security Letter naming the new landlord as beneficiary and, if Tenant shall fail to timely deliver the same, to draw down the existing Security Letter and retain the proceeds as security hereunder until a replacement Security Letter is delivered.

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                                   ARTICLE 43

                                   PARTNERSHIP

                  43.01 If Tenant is a partnership, the liability of each of the partners comprising the partnership Tenant shall be joint and several. The technical dissolution of Tenant by reason of the death, retirement, resignation, bankruptcy or adjudication of incompetency of one or more partners, shall not affect this Lease or the liability thereunder of the partners, and Tenant agrees that the partnership shall nevertheless continue as Tenant with respect to the remaining partners. Similarly, a merger or consolidation with another firm shall not be deemed a sublease or assignment or a violation of the provisions of this Lease.

                  43.02 Upon execution of this Lease by Landlord and Tenant shall promptly deliver to Landlord a list of the names and residence addresses of all existing partners comprising the partnership Tenant. In the event Tenant admits any new partners, Tenant agrees, within thirty (30) days thereafter, to give notice to Landlord of that fact and of the name and residence address of each new partner, together with such reasonable proof as Landlord shall require that all of such new partners have in writing assumed performance of Tenant's obligations under this Lease.

                  43.03 In the event of a merger or consolidation, Tenant agrees, within thirty (30) days thereafter, to give notice to Landlord of that fact and all of the names and residence addresses of the partners of the merged or consolidated firm, together with such reasonable proof as Landlord shall require that all of such partners have in writing assumed performance of Tenant's obligations under this Lease.

                                   ARTICLE 44

                                    SUBLEASE

                  44.01 Notwithstanding anything to the contrary contained herein, Tenant acknowledges that this Lease is a sublease of the demised premises and is subject and subordinate to all of the terms, covenants, conditions, agreements and provisions in the lease dated May 1, 1957 between Prudential Insurance Company of America, as landlord and Landlord's predecessor-in-interest, as tenant, and in the sublease dated June 27, 1958 between 500-512 Seventh Avenue Associates, as sublessor and Landlord's predecessor-in-interest (such lease and sublease as the same has been amended and assigned are hereinafter severally

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

and collectively called the "Superior Documents"). Landlord warrants and represents that nothing in the Superior Documents prohibits the making of this Lease or the terms thereof and that the Superior Documents are in full force and effect.

                  44.02 Landlord and Tenant agree that the leasehold estate created by this Lease shall not merge with any other estate held by Landlord or an affiliate of Landlord in the property of which the demised premises form a part or any other interest of Landlord in the demised premises and the Building, unless Landlord shall expressly elect to have such estates merge.

                                   ARTICLE 45

                           FAILURE TO GIVE POSSESSION

                  45.01    (a)      Notwithstanding anything to the contrary
contained in this Lease, Tenant acknowledges that it has been advised by Landlord that certain portions of the demised premises initially demised to Tenant hereunder which are designated "Occupied" on Exhibit A-1 annexed hereto (such space is hereinafter called "Occupied Space") are currently under lease and/or occupied by tenants. For purposes of this Lease, (i) the Occupied Space shall be deemed to be comprised of 7,171 rentable square feet and (ii) Tenant's Proportionate Share allocable to the Occupied Space shall be deemed to be one and eighteen hundredths percent (1.18%). Tenant agrees that the term of this Lease shall commence on the date hereof notwithstanding Landlord's inability to deliver to Tenant on the Commencement Date vacant possession of the Occupied Premises. Except as otherwise expressly set forth in this Lease, Tenant shall have no claim against Landlord, and Landlord shall have no liability to Tenant by reason of the delivery of possession of the Occupied Space to Tenant after the Commencement Date. The parties hereto further agree that the failure to have the Occupied Space available for occupancy by Tenant on the Commencement Date shall in no way affect the obligations of Tenant hereunder except as hereinafter expressly set forth, nor shall the same be construed in any way to extend the term of this Lease. Landlord agrees to use reasonable efforts to obtain possession of the Occupied Space, including, without limitation, where applicable, the institution and diligent prosecution of holdover proceedings, in the event of a holdover. This Section 45.01 shall be deemed to be an express provision to the contrary of Section 223-a of the Real Property Law of the State of New York and any other law of like import now or hereafter in force.

                           (b)      If Landlord shall not have delivered vacant
possession of the Occupied Space to Tenant on or before January 1, 2001 with all of the Landlord's

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work specified in Section 2.01 completed, then Tenant shall, as its sole remedy therefor, have the right exercisable by February 1, 2001 (TIME BEING OF THE ESSENCE) to surrender and terminate any rights it then or hereinafter may have in and to the Occupied Space, as herein provided, by written notice (the "Occupied Space Notice") to Landlord. If Tenant fails to send the Occupied Space Notice to Landlord on or before February 1, 2001, Tenant shall no longer have a right to surrender and terminate its rights in and to the Occupied Space. If Tenant shall send the Occupied Space Notice prior to February 1, 2001, then Landlord shall have no further rights to include the Occupied Space as the demised premises under this Lease and this Lease shall, without further action on the part of either party hereto, be deemed appropriately modified and the fixed rent and additional rent shall be appropriately adjusted; except that, upon request of either party hereto, the parties shall execute and deliver an amendment to this Lease memorializing the foregoing.

                           (c)      There shall be no fixed rent or additional
rent payable with respect to any portion of the Occupied Space until the later of (i) November 1, 2000, or (ii) the date which is three (3) months after the date such portion of such Occupied Space shall be delivered to Tenant vacant with the items of Landlord's Work specified in Section 2.01 completed.

                  45.02 Without limiting anything contained in Section 45.01 above, if the demised premises shall not be available for occupancy by Tenant on the date hereinbefore designated for the commencement of the term of this Lease or if any additional space to be included within the demised premises shall not be available for occupancy by Tenant on the date hereinafter designated for the inclusion of such space for any reason whatsoever, then this Lease shall not be affected thereby but, in such case, said specific date shall be deemed to be postponed until the date when the demised premises or such additional space shall be available for occupancy by Tenant, and Tenant shall not be entitled to possession of the demised premises or such additional space until the same are available for occupancy by Tenant, provided, however, that Tenant shall have no claim against Landlord, and Landlord shall have no liability to Tenant by reason of any such postponement of said specific date, and the parties hereto further agree that any failure to have the demised premises or such additional space available for occupancy by Tenant on said specific date or on the Commencement Date shall in no wise affect the obligations of Tenant hereunder nor shall the same be construed in any wise to extend the term of this Lease unless specifically provided to the contrary herein and furthermore, this Section 45.02 shall be deemed to be an express provision to the contrary of Section 223-a of the Real Property Law of the State of New York and any other law of like import now or hereafter in force. Notwithstanding the foregoing, Landlord shall, subject to force majeure, deliver possession of the entirety of the demised premises, except the Occupied Space, on the date hereof.

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                                   ARTICLE 46

                              INTENTIONALLY OMITTED

                                   ARTICLE 47

                              FIRST OFFERING SPACE

                  47.01    (a)      For purposes of this Lease, the term "First
Offering Space A" shall mean a portion of the seventeenth (17th) floor of the Building as shown hatched on the plan annexed hereto as Exhibit E-1; the term "First Offering Space B" shall mean the entire sixteenth (16th) floor of the Building as shown on the plan annexed hereto as Exhibit E-2; and the term "First Offering Space C" shall mean a portion of the eighteenth (18th) floor of the Building as shown hatched on the plan annexed hereto as Exhibit E-3.

                           (b)      Provided (i) Tenant is not, and has not been
in default beyond any applicable notice and cure periods under the terms and conditions of this Lease either as of the date of the giving of "Tenant's First Notice A" or the "First Offering Space A Inclusion Date" (as such terms are hereinafter defined) and (ii) as of either the date of the giving of Tenant's' First Notice A or the First Offering Space A Inclusion Date, the Tenant is in actual occupancy of not less than one hundred percent (100%) of the demised premises, if at any time during the term of this Lease Landlord anticipates that First Offering Space A shall become available for leasing within the following twelve (12) months to anyone other than a "Superior Occupant" as that term is hereinafter defined), then Landlord, before leasing such First Offering Space A to anyone other than a Superior Occupant, shall offer to Tenant, subject to the provisions of this Article 47, the right to include First Offering Space A within the demised premises upon all the terms and conditions of this Lease (including the provisions of Article 3 with the base year periods specified therein but excluding Articles 2 and 50 hereof), except that:

                           (i) the fixed annual rent with respect to the First Offering Space A shall be at the higher of (x) the fair market rent for the First Offering Space A, which shall be determined by Landlord as of the date occurring thirty (30) days prior to the First Offering Space A Inclusion Date (as such term is hereinafter defined) taking into account all then relevant factors and shall be set forth in a written notice to Tenant, or (y) the product obtained by multiplying
         (A) the monthly amount of fixed annual rent (determined on a rentable square foot basis) for the last full calendar month prior to the First Offering Space A Inclusion Date (as hereinafter defined) computed on an annualized basis without giving effect to any abatement,

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         credit or offset in effect, by (B) 12, and by (C) the amount of rentable square feet included within the First Offering Space A (hereinafter called the "First Offering Space A Escalated Rent");

                           (ii) effective as of the First Offering Space A Inclusion Date for purposes of calculating the additional rent payable pursuant to Article 3 allocable to the First Offering Space A, Tenant's Proportionate Share shall be increased by a fraction, expressed as a percentage, the numerator of which shall be the number of rentable square feet included within the First Offering Space A, and the denominator of which shall be 605,574;

                           (iii) the term "Wage Rate Multiple" shall be increased by the number of rentable square feet of the First Offering Space A; and

                           (iv) the security required to be maintained pursuant to Article 42 hereof shall be increased by an amount equal to the fixed annual rent for the First Offering Space A.

For the purposes of this Section 47.01(b), the term "Tenant" shall mean either the Tenant on the date hereof or such other entity becoming an occupant hereunder pursuant to either Section 11.02 or 11.10 above.

                           (c)      Such offer shall be made by Landlord to
Tenant in a written notice (hereinafter called the "First Offer Notice A") which offer shall specify the fixed annual rent payable with respect to the First Offering Space A, determined in accordance with the provisions of subsection (b) hereof.

                           (d)      Tenant may accept the offer set forth in the
First Offer Notice A by delivering to Landlord an unconditional acceptance (hereinafter called "Tenant's First Notice A") of such offer within ten (10) Business Days after delivery by Landlord of the First Offer Notice A to Tenant. Such First Offering Space A shall be added to and included in the demised premises on the later to occur (herein called the "First Offering Space A Inclusion Date") of (i) the day that Tenant exercises its option as aforesaid, or (ii) the date such First Offering Space A shall become available for Tenant's possession. Time shall be of the essence with respect to the giving of Tenant's First Notice.

                           (e)      If Tenant does not accept (or fails to
timely accept) an offer made by Landlord pursuant to the provisions of this
Article 47 with respect to all or any portion of the First Offering Space A, (i) Tenant shall have no further right under this Article 47 to lease all or any part of the First Offering Space A, and (ii) Landlord shall have no further obligations under this Article 47, which shall be deemed null and void.

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                  47.02    (a)      Provided (i) Tenant is not, and has not been
in default beyond applicable notice and cure periods under the terms and conditions of this Lease either as of the date of the giving of "Tenant's First Notice B" or the "First Offering Space B Inclusion Date" (as such terms are hereinafter defined) and (ii) as of either the date of the giving of Tenant's, First Notice B or the First Offering Space B Inclusion Date, the Tenant is in actual occupancy of not less than one, hundred percent (100%) of the demised premises, if at any time during the term of this Lease Landlord anticipates that all or a portion of the First Offering Space B shall become available for leasing within the following twelve (12) months to anyone other than a "Superior Occupant" as that term is hereinafter defined), then Landlord, before leasing such First Offering Space B to anyone other than a Superior Occupant, shall offer to Tenant, subject to the provisions of this Article 47, the right to include all or a portion of (at Landlord's option) First Offering Space B within the demised premises upon all the terms and conditions of this Lease (including the provisions of Article 3 with the base year periods specified therein but excluding Articles 2 and 50 hereof), except that:

                           (i) the fixed annual rent with respect to the First Offering Space B shall be at the higher of (x) the fair market rent for the First Offering Space B, which shall be determined by Landlord as of the date occurring thirty (30) days prior to the First Offering Space B Inclusion Date (as such term is hereinafter defined) taking into account all then relevant factors and shall be set forth in a written notice to Tenant, or (y) the product obtained by multiplying
         (A) the monthly amount of fixed annual rent (determined on a rentable square foot basis) for the last full calendar month prior to the First Offering Space B Inclusion Date (as hereinafter defined) computed on an annualized basis without giving effect to any abatement, credit or offset in effect, by (B) 12, and by (C) the amount of rentable square feet included within the First Offering Space (hereinafter called the "First Offering Space B Escalated Rent");

                           (ii) effective as of the First Offering Space B Inclusion Date for purposes of calculating the additional rent payable pursuant to Article 3 allocable to the First Offering Space B, Tenant's Proportionate Share shall be increased by a fraction, expressed as a percentage, the numerator of which shall be the number of rentable square feet included within the First Offering Space B, and the denominator of which shall be 605,574;

                           (iii) the term "Wage Rate Multiple" shall be increased by the number of rentable square feet of the First Offering Space B; and

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                           (iv)     the security required to be maintained
         pursuant to Article 42 hereof shall be increased by an amount equal to the fixed annual rent for the First Offering Space B.

For the purposes of this Section 47.02(a); the term "Tenant" shall mean either the Tenant on the date hereof or such other entity becoming an occupant hereunder pursuant to either Section 11.02 or 11.10 above.

                           (b)      Such offer shall be made by Landlord to
Tenant in a written notice (hereinafter called the "First Offer Notice B") which offer shall specify the fixed annual rent payable with respect to the First Offering Space B, determined in accordance with the provisions of subsection (i) hereof.

                           (c)      Tenant may accept the offer set forth in the
First Offer Notice B by delivering to Landlord an unconditional acceptance (hereinafter called "Tenant's First Notice B") of such offer within ten (10) Business Days after delivery by Landlord of the First Offer Notice B to Tenant. Such First Offering Space B shall be added to and included in the demised premises on the later to occur (herein called the "First Offering Space B Inclusion Date") of (i) the day that Tenant exercises its option as aforesaid, or (ii) the date such First Offering Space B shall become available for Tenant's possession. Time shall be of the essence with respect to the giving of Tenant's First Notice B.

                           (d)      If Tenant does not accept (or fails to
timely accept) an offer made by Landlord pursuant to the provisions of this
Article 47 with respect to all or any portion of the First Offering Space B, (i) Tenant shall have no further right under this Article 47 to lease all or any part of the First Offering Space B, and (ii) Landlord shall have no further obligations under this Article 47, which shall be deemed null and void.

                  47.03    (a)      Provided (i) Tenant is not, and has not been
in default beyond applicable notice and cure periods under the terms and conditions of this Lease either as of the date of the giving of "Tenant's First Notice C" or the "First Offering Space C Inclusion Date" (as such terms are hereinafter defined) and (ii) as of either the date of the giving of Tenant's First Notice C or the First Offering Space C Inclusion Date, the Tenant is in actual occupancy of not less than one hundred percent (100%) of the demised premises, if at any time during the term of this Lease Landlord anticipates that First Offering Space C shall become available for leasing within the following twelve (12) months to anyone other than a "Superior Occupant" as that term is hereinafter defined), then Landlord, before leasing such First Offering Space C to anyone other than a Superior Occupant, shall offer to Tenant, subject to the provisions of this Article 47, the right to include First Offering Space C within the demised premises upon all the terms and conditions of this

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Lease (including the provisions of Article 3 with the base year periods specified therein but excluding Articles 2 and 50 hereof), except that:

                           (i) the fixed annual rent with respect to the First Offering Space C shall be at the higher of (x) the fair market rent for the First Offering Space C, which shall be determined by Landlord as of the date occurring thirty (30) days prior to the First Offering Space C Inclusion Date (as such term is hereinafter defined) taking into account all then relevant factors and shall be set forth in a written notice to Tenant, or (y) the product obtained by multiplying
         (A) the monthly amount of fixed annual rent (determined on a rentable square foot basis) for the last full calendar month prior to the First Offering Space C Inclusion Date (as hereinafter defined) computed on an annualized basis without giving effect to any abatement, credit or offset in effect, by (B) 12, and by (C) the amount of rentable square feet included within the First Offering Space (hereinafter called the "First Offering Space C Escalated Rent");

                           (ii) effective as of the First Offering Space C Inclusion Date for purposes of calculating the additional rent payable pursuant to Article 3 allocable to the First Offering Space C, Tenant's Proportionate Share shall be increased by a fraction, expressed as a percentage, the numerator of which shall be the number of rentable square feet included within the First Offering Space B, and the denominator of which shall be 605,574;

                           (iii) the term "Wage Rate Multiple" shall be increased by the number of rentable square feet of the First Offering Space C; and

                           (iv) the security required to be maintained pursuant to Article 42 hereof shall be increased by an amount equal to the fixed annual rent for the First Offering Space C.

For the purposes of this Section 47.03(a), the term "Tenant" shall mean either the Tenant on the date hereof or such other entity becoming an occupant hereunder pursuant to either Section 11.02 or 11.10 above.

                           (b)      Such offer shall be made by Landlord to
Tenant in a written notice (hereinafter called the "First Offer Notice C") which offer shall specify the fixed annual rent payable with respect to the First Offering Space C, determined in accordance with the provisions of subsection (i) hereof.

                           (c)      Tenant may accept the offer set forth in the
First Offer Notice C by delivering to Landlord an unconditional acceptance (hereinafter called "Tenant's First Notice C") of such offer within ten (10) Business Days after

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delivery by Landlord of the First Offer Notice C to Tenant. Such First Offering
Space C shall be added to and included in the demised premises on the later to occur (herein called the "First Offering Space C Inclusion Date") of (i) the day that Tenant exercises its option as aforesaid, or (ii) the date such First Offering Space C shall become available for Tenant's possession. Time shall be of the essence with respect to the giving of Tenant's First Notice C.

                           (d)      If Tenant does not accept (or fails to
timely accept) an offer made by Landlord pursuant to the provisions of this
Article 47 with respect to all or any portion of the First Offering Space C, (i) Tenant shall have no further right under this Article 47 to lease all or any part of the First Offering Space C, and (ii) Landlord shall have no further obligations under this Article 47, which shall be deemed null and void.

                  47.04 In the event that Tenant disputes the amount of the fair market rent specified in the First Offer Notice A and/or First Offer Notice B and/or First Offer Notice C, as applicable, then at any time on or before the date occurring ten (10) Business Days after Tenant has received the First Offer Notice A and/or First Offer Notice B and/or First Offer Notice C, as applicable, and provided that Tenant shall have given Tenant's First Notice A and/or Tenant's First Notice B and/or Tenant's First Notice C, as applicable, Tenant may initiate the arbitration process provided for herein by giving notice to that effect to Landlord, and, if Tenant so initiates the arbitration process, such notice shall specify the name and address of the person designated to act as an arbitrator on its behalf. Within ten (10) Business Days after the Landlord's receipt of notice of the designation of Tenant's arbitrator, Landlord shall give notice to Tenant specifying the name and address of the person designated to act as an arbitrator on its behalf. If Landlord fails to notify Tenant of the appointment of its arbitrator within the time above specified, then Tenant shall provide an additional notice to Landlord requiring Landlord's appointment of an arbitrator within two (2) Business Days after Landlord's receipt thereof. If Landlord fails to notify Tenant of the appointment of its arbitrator within the time specified by the second notice, the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The two arbitrators so chosen shall meet within ten (10) Business Days after the second arbitrator is appointed, and if, within fifteen (15) Business Days after the second arbitrator is appointed, the two arbitrators shall not agree upon a determination of the fair market rent for the First Offering Space A and/or First Offering Space B and/or First Offering Space C, as applicable, they shall together appoint a third arbitrator. In the event of their being unable to agree upon such appointment within ten (10) Business Days after the appointment of the second arbitrator, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of five (5)

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Business Days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or any organization successor thereto) in accordance with its rules then prevailing or if the American Arbitration Association (or such successor organization) shall fail to appoint said third arbitrator within five (5) Business Days after such request is made, then either party may apply, on notice to the other, to the Supreme Court, New York County, New York (or any other court having jurisdiction and exercising functions similar to those now exercised by said Court) for the appointment of such third arbitrator. The third arbitrator shall determine the fair market rent for the First Offering Space A and/or First Offering Space B and/or First Offering Space C, as applicable, and render a written certified report of its determination to both Landlord and Tenant within fifteen (15) Business Days of the appointment of the first two arbitrators or fifteen (15) Business Days from the appointment of the third arbitrator if such third arbitrator is appointed pursuant to this Section 47.04, and the determination of Landlord's or Tenant's arbitrator which is closest to the determination of the third arbitrator, shall be applied to determine as above provided, however, in no event shall the fixed annual rent with respect to the First Offering Space A and/or First Offering Space B and/or First Offering Space C, as applicable, be less than the First Offering Space A Escalated Rent and/or First Offering Space B Escalated Rent and/or First Offering Space C Escalated Rent, as applicable.

                           (a)      Each party shall pay the fees and expenses
of the one of the two original arbitrators appointed by or for such party, and the fees and expenses of the third arbitrator and all other expenses (not including the attorneys' fees, witness fees and similar expenses of the parties which shall be borne separately by each of the parties) of the arbitration shall be borne by the parties equally.

                           (b)      Each of the arbitrators selected as herein
provided shall have at least ten (10) years' experience in the leasing and renting of office space in Midtown Manhattan.

                           (c)      If Tenant fails to initiate the arbitration
process within the aforesaid ten (10) Business Day period, time being of the essence, then Landlord's determination of the fixed annual rent set forth in the First Offer Notice A and/or First Offer Notice B and/or First Offer Notice C, as applicable, shall be conclusive. In the event Landlord notifies Tenant that the fixed annual rent for the First Offering Space A and/or First Offering Space B and/or First Offering Space C, as applicable, shall be the First Offering Space A Escalated Rent and/or First Offering Space B Escalated Rent and/or First Offering Space C Escalated Rent, as applicable, then the provisions of this
Section 47.04 shall be inapplicable.

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                           (d)      In the event the Tenant initiates the
aforesaid arbitration process and, as of the First Offering Space A Inclusion Date and/or First Offering Space B Inclusion Date and/or First Offering Space C Inclusion Date, as applicable, the amount of the fair market rent has not been determined, Tenant shall pay the amount determined by Landlord to be the fair market rent for the First Offering Space A and/or First Offering Space B and/or First Offering Space C, as applicable, and when the determination has actually been made, an appropriate retroactive adjustment shall be made as of the First Offering Space A Inclusion Date and/or First Offering Space B Inclusion Date and/or First Offering Space C Inclusion Date, as applicable.

                           (e)      The provisions of this Article 47 shall be
effective only if, on the date on which Tenant accepts possession of the First Offering Space A and/or First Offering Space B and/or First Offering Space C, as applicable, the Tenant is in actual occupancy of the entire demised premises. For the purposes of this Section 47.04(e), the term "Tenant" shall mean either the Tenant on the date hereof or such other entity becoming an occupant herewith pursuant to either Section 11.02 or 11.10 above.

                           (f)      Tenant agrees to accept the First Offering
Space A and/or First Offering Space B and/or First Offering Space C, as applicable, in its condition and state of repair existing as of the First Offering Space A Inclusion Date and/or First Offering Space B Inclusion Date and/or First Offering Space C Inclusion Date, as applicable, and understands and agrees that Landlord shall not be required to perform any work, supply any materials or incur any expense to prepare such space for Tenant's occupancy.

                           (g)      The fixed annual rent for the First Offering
Space A and/or First Offering Space B and/or First Offering Space C, as applicable, as determined pursuant to this Article 47 shall be subject to periodic increases for any period during the term of this Lease for which such fixed annual rent would otherwise be less (on a per rentable square foot basis) than the fixed annual rent payable pursuant to Section 1.01 hereof (on a per rentable square foot basis) for such period, so that the fixed annual rent payable during such periods with respect to the First Offering Space A and/or First Offering Space B and/or First Offering Space C, as applicable, shall be equal (on a per rentable square foot basis) to the fixed annual rent payable pursuant to Section 1.01 hereof during such periods.

                  47.05 The term "Superior Occupant" shall mean for the purposes of this Article 47, any tenant of the First Offering Space A and/or First Offering Space B and/or First Offering Space C, as applicable, or any subsidiary or affiliate thereof or any other person or entity to which Landlord prior to the Commencement Date, shall have granted any option, right of first offer or other right to lease or occupy the

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First Offering Space A and/or First Offering Space B and/or First Offering Space
C, as applicable.

                                   ARTICLE 48

                            EXTENSION OF TERM OPTION

                  48.01    (a)      Subject to the provisions of subsection (k)
hereof, Tenant shall have the right to extend the term of this Lease for one (1) additional term of five (5) years commencing on the day following the Expiration Date (hereinafter referred to as the "Commencement Date of the Extension Term") and ending on the last day of the calendar month in which occurs the day preceding the fifth (5th) anniversary of the Commencement Date of the Extension Term (such additional term is hereinafter called the "Extension Term") provided that:

                                    (i)      Tenant shall give Landlord notice
         (hereinafter called the "Extension Notice") of its election to extend the term of this Lease at least twelve (12) months prior to the Expiration Date, and

                                    (ii)     Tenant is not in default under this
         Lease, and has not been in monetary default beyond any applicable notice end cure periods more than two (2) times per annum or more than four (4) times during the initial term of this Lease as of the time of the giving of the Extension Notice and as of the Commencement Date of the Extension Term, and

                                    (iii)    as of the time of the giving of the
         Extension Notice and as of the Commencement Date of the Extension Term, the Tenant named herein is in actual occupancy of not less than one hundred percent (100%) of the demised premises (including any additional space in the Building leased by Tenant after the Commencement Date). For the purposes of this Section 48.01 (a)(iii), the term "Tenant" shall mean either the Tenant on the date hereof or such other entity becoming an occupant herewith pursuant to either
         Section 11.02 or 11.10 above.

                           (b)      The fixed annual rent payable by Tenant to
Landlord during the Extension Term shall be the higher of:

                                    (i)      the fair market rent for the
         demised premises determined as of the date occurring six (6) months prior to the Commencement Date of the Extension Term (such date is hereinafter

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         called the "Determination Date") taking into account all then relevant factors and which determination shall be made within a reasonable period of time after the occurrence of the Determination Date pursuant to the provisions of subsection (d) hereof, or

                                    (ii)     the product obtained by multiplying
         the rentable square foot area of the demised premises by the fixed annual rent and additional rent payable by Tenant to Landlord pursuant to Articles 1 and 3, respectively, hereof for the last month of the initial term of this Lease on an annualized basis (including the most recent rate of additional rent calculated on a monthly basis payable pursuant to Article 3 hereof) with respect to the demised premises (without giving effect to any abatements, set offs or concessions then in effect) determined on a per rentable square foot basis.

                           (c)      Effective as of the Commencement Date of the
Extension Term:

                                    (i)      the "Base Tax" set forth in Section
         3.01 (a) hereof shall be deemed to be the product of (x) the amount for which the Land and the Building are assessed for the purpose of establishing the real estate taxes to be paid by Landlord for the Tax Year ending on the June 30 immediately preceding the Determination Date, multiplied by (y) the real estate tax rate for such Tax Year, and

                                    (ii)     the "Base Wage Rate" set forth in
         Section 3.01(1) hereof shall be deemed to mean the Wage Rate in effect on January 1st of the calendar year immediately preceding the calendar year in which occurs the Determination Date.

                           (d)      Landlord and Tenant shall endeavor to agree
as to the amount of the fair market rent for the demised premises pursuant to the provisions of clause (i) of subsection (a) hereof, during the ten (10) Business Day period following the Determination Date. In the event that Landlord and Tenant cannot agree as to the amount of the fair market rent within such ten
(10) Business Day period following the Determination Date, then Landlord or Tenant may initiate the arbitration process provided for herein by giving notice to that effect to the other, and the party so initiating the appraisal process (such party hereinafter referred to as the "Initiating Party") shall specify in such notice the name and address of the person designated to act as an arbitrator on its behalf. Within ten (10) Business Days after the designation of such arbitrator, the other party (hereinafter referred to as the "Other Party") shall give notice to the Initiating Party specifying the name and address of the person designated to act as an arbitrator on

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its behalf. If the Other Party fails to notify the Initiating Party of the appointment of its arbitrator within the time above specified, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The two arbitrators so chosen shall meet within seven (7) Business Days after the second arbitrator is appointed and if, within fifteen
(15) Business Days after the second arbitrator is appointed, the two arbitrators shall not agree, they shall together appoint a third arbitrator. In the event of their being unable to agree upon such appointment within (10) Business Days after the appointment of the second arbitrator, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of seven (7) Business Days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or organization successor thereto) in accordance with its rules then prevailing or if the American Arbitration Association (or such successor organization) shall fail to appoint said third arbitrator within seven (7) Business Days after such request is made, then either party may apply on notice to the other, to the Supreme Court, New York County, New York (or any other court having jurisdiction and exercising functions similar to those now exercised by said Court) for the appointment of such third arbitrator.

                           (e)      Each party shall pay the fees and expenses
of the one of the two original arbitrators appointed by or for such party, and the fees and expenses of the third arbitrator and all other expenses (not including the attorneys' fees, witness fees and similar expenses of the parties which shall be borne separately by each of the parties) of the arbitration shall be borne by the parties equally.

                           (f)      The third arbitrator shall determine the
fair market rent of the demised premises and render a written certified report of its determination to both Landlord and Tenant within fifteen (15) Business Days of the appointment of the first two arbitrators or fifteen (15) Business Days from the appointment of the third arbitrator if such third arbitrator is appointed pursuant to subsection (d) hereof, and the determination of Landlord's or Tenant's arbitrator which is closest to the determination of the third arbitrator, shall be applied to determine as above provided, whether the fixed annual rent shall be increased pursuant to clause (i) of subsection (b) hereof for the Extension Term.

                           (g)      Each of the arbitrators selected as herein
provided shall have at least ten (10) years' experience in the leasing and renting of office space in first class office buildings in Midtown Manhattan, New York County.

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                           (h)      If Landlord notifies Tenant that the fixed
annual rent for the Extension Term shall be equal to the amount set forth in clause (ii) of subsection (b) hereof, then the provisions of subsection (d) hereof shall be inapplicable and have no force or effect.

                           (i)      In the event Landlord or Tenant initiates
the appraisal process pursuant to subsection (d) hereof and as of the Commencement Date of the Extension Term the amount of the fair market rent has not been determined, Tenant shall pay the amount determined by Landlord to be the fair market rent for the demised premises and when such determination has been made, an appropriate retroactive adjustment shall be made as of the Commencement Date of the Extension Term.

                           (j)      Except as provided in subsections (b) and
(c) hereof, Tenant's occupancy of the demised premises during the Extension Term shall be on the same terms and conditions as are in effect immediately prior to the expiration of the initial term of this Lease, provided, however, Tenant shall have no further right to extend the term of this Lease pursuant to this Article.

                           (k)      If Tenant does not send the Extension Notice
pursuant to provisions of subsection (a) hereof, this Article shall have no force or effect and shall be deemed deleted from this Lease.

                           (l)      If this Lease is renewed for the Extension
Term, then Landlord or Tenant can request the other party hereto to execute an instrument in form for recording setting forth the exercise of Tenant's right to extend the term of this Lease and the last day of the Extension Term.

                           (m)      If Tenant exercises its right to extend the
term of this Lease for the Extension Term pursuant to this Article, the phrases "the term of this Lease" or "the term hereof" as used in this Lease, shall be construed to include, as applicable, the Extension Term.

                                   ARTICLE 49

                              INTENTIONALLY OMITTED

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                                   ARTICLE 50

                      LAYOUT AND FINISH; TENANT WORK CREDIT

                  50.01 Tenant hereby covenants and agrees that Tenant will, at Tenant's own cost and expense, and in a good and workmanlike manner, make and complete the work and installations in and to the demised premises set forth below in such manner so that the demised premises will be tasteful and dignified executive and administrative offices.

                  50.02 Tenant, at Tenant's expense, shall prepare a final plan or final set of plans and specifications (which said plan or set of plans, as the case may be, and specifications are hereinafter called the "final plan") which shall contain complete information and dimensions necessary for the construction and finishing of the demised premises. The final plan shall be submitted to Landlord for Landlord's written approval which approval shall not be unreasonably withheld or delayed with respect to work which is interior, non-structural and does not adversely affect Building systems, the exterior of the Building or any area of the Building outside the demised premises. Landlord shall not be deemed unreasonable in withholding its consent to the extent that the final plan prepared by Tenant pursuant hereto involves the performance of work or the installation in the demised premises of materials or equipment which do not equal or exceed the standard of quality of Building Standard installations. Tenant shall reimburse Landlord promptly upon demand for all actual reasonable out-of-pocket costs and expenses incurred by Landlord in connection with Landlord's review of the final plan. Landlord agrees that it shall respond to Tenant's request for approval of such final plan within ten
(10) Business Days after Tenant's submission thereof, and within seven (7) Business Days after the submission of any subsequent revisions thereof, and in the event Landlord disapproves of such final plan, Landlord shall set forth its objections in reasonable detail (which may include by marking up the drawing(s)).

                  50.03 In accordance with the final plan, Tenant, at Tenant's expense, will make and complete in and to the demised premises the work and installations (hereinafter called "Tenant's Work") specified in the final plan. Tenant agrees that Tenant's Work will be performed with the least possible disturbance to the occupants of other parts of the Building and to the structural and mechanical parts of the Building and Tenant will, at its own cost and expense, leave all structural and mechanical parts of the Building which shall or may be affected by Tenant's Work in good and workmanlike operating condition. Tenant, in performing Tenant's Work will, at its own cost and expense, promptly comply with all laws, rules and regulations of all public authorities having jurisdiction in the Building with reference to Tenant's Work. If any act or omission of Tenant or its general contractor, subcontractors or agents render the Building of which the demised premises are a part liable to any mechanic's lien or other lien and if any such lien or liens be filed against the Building of which the demised premises are a part, or against Tenant's Work, or any part thereof, Tenant will, at Tenant's own cost and expense, promptly remove the same of record within thirty (30) days after the filing of such lien or

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liens; or in default thereof, Landlord may cause any such lien or liens to be removed of record by payment of bond or otherwise, as Landlord may elect, and Tenant shall reimburse Landlord for all costs and expenses incidental to the removal of any such lien or liens incurred by Landlord. Tenant shall indemnify and save harmless Landlord of and from all claims, counsel fees, loss, damage and expenses whatsoever by reason of any liens, charges or payments of any kind whatsoever that may be incurred or become chargeable against Landlord or the Building of which the demised premises are a part, or Tenant's Work or any part thereof, by reason of any work done or to be done or materials furnished or to be furnished to or upon the demised premises in connection with Tenant's Work. Tenant hereby covenants and agrees to indemnify and save harmless Landlord of and from all claims, counsel fees, loss, damage and expenses whatsoever by reason of any injury or damage, howsoever caused, to any person or property occurring prior to the completion of Tenant's Work or occurring after such completion, as a result of anything done or omitted in connection therewith or arising out of any fine, penalty or imposition or out of any other matter or thing connected with any work done or to be done or materials furnished or to be furnished in connection with Tenant's Work. At any and all times during the progress of Tenant's Work, Landlord shall be entitled to have a representative or representatives on the site to inspect Tenant's Work and such representative or representatives shall have free and unrestricted access to any and every part of the demised premises upon reasonable notice and provided such access shall not unduly disrupt Tenant's Work. Tenant shall advise Landlord in writing of Tenant's general contractor who are to do Tenant's Work, and such general contractor shall be subject to Landlord's prior written approval which approval shall not be unreasonable withheld or delayed; such contractor shall, to the extent permitted by law, use subcontractors and employees for Tenant's Work who will work harmoniously with other employees on the job. Landlord hereby approves the following contractors for Tenant's Work: (i) Henegan; (ii) McCann; (iii) Kennedy; (iv) Lehr; (v) Gannon; (vi) Bovis; (vii) MBI or (viii) Anchor. Notwithstanding the foregoing, Tenant shall use the life safety system subcontractor designated by Landlord to perform any work to connect Tenant's installations to the Building's life safety system, provided the charge for such services shall be a commercially reasonable amount.

                  50.04 Tenant shall, at Tenant's sole cost and expense, file all necessary architectural plans and obtain all necessary approvals and permits in connection with Tenant's Work being performed by it pursuant to this Article
50. Tenant shall submit to Landlord Tenant's final plans for Landlord's review no later than July 15, 2000.

                  50.05    The following conditions shall also apply to Tenant's
Work:

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                           (i)      all Tenant's Work shall be of good material,
         manufacture, design, capacity, quality and color at least equal to the reasonable standard adopted by Landlord for the Building (hereinafter called "Building Standard");

                           (ii) Tenant, at Tenant's expense, shall (i) file all required architectural, mechanical and electrical drawings and obtain all necessary permits, and (ii) furnish and perform all engineering and engineering drawings in connection with Tenant's Work. Tenant shall obtain Landlord's approval of the drawings referred to in
         (i) and (ii) hereof, which approval shall not be unreasonably withheld or delayed, in accordance with the terms of Section 50.02 herein;

                           (iii) Tenant shall use an engineer reasonably approved by Landlord with respect to the preparation of Tenant's engineering drawings for Tenant's Work, which approval shall not be unreasonably withheld or delayed;

                           (iv) All of the provisions of Articles 6 and 8 hereof shall apply to Tenant's performance of Tenant's Work; and

                           (v) Tenant's Work (for space initially delivered hereunder, as opposed to the Occupied Space) shall be completed no later than December 31, 2000 subject to delays beyond Tenant's control.

                  50.06 Tenant agrees to install the Units (as defined in Section 21.05) as part of Tenant's Work and to perform all work necessary to upgrade the restrooms on the seventeenth (17th) and eighteenth (18th) floors of the demised premises in compliance with the Building standards, with Local Law 58 and with the Americans with Disabilities Act of 1990 (collectively "Credit Work"). Landlord shall allow Tenant a credit not to exceed the amount of Three Hundred Forty-Five Thousand One Hundred Twenty-Eight Dollars ($345,128.00) (hereinafter called the "Work Credit"), which credit shall be applied solely against the cost and expense incurred in connection with the Credit Work. Notwithstanding anything contained in this Lease to the contrary, up to ten percent (10%) of the Work Credit may be used for architectural, engineering, space planning, expediter and inspection fees, fees for all municipal and other permits, licenses and approvals and fees, directly relating to Credit Work (as opposed to being related to furniture, furnishings or other non "hard cost" items). In the event that the cost and expense of the Credit Work shall exceed the amount of the Work Credit, Tenant shall be entirely responsible for such excess. In the event that the cost and expense of Credit Work shall be less than the amount of the Work Credit, then the amount of the Work Credit shall be reduced accordingly.

                  50.07 Landlord shall allow Tenant a credit not to exceed the amount of One Million Seven Hundred Twenty-Five Thousand Six Hundred Forty Dollars

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($1,725,640.00) (hereinafter called the "Tenant's Work Credit"), which credit shall be applied solely against the cost and expense incurred in performing Tenant's Work other than the Credit Work. Notwithstanding anything contained in this Lease to the contrary, up to ten percent (10%) of Tenant's Work Credit may be used for architectural, engineering, space planning, expediter and inspection fees, fees for all municipal and other permits, licenses and approvals and fees, directly relating to Tenant's Work (as opposed to being related to furniture, furnishings or other non "hard cost" items). In the event that the cost and expense of the Tenant's Work (exclusive of the Credit Work) shall exceed the amount of Tenant's Work Credit, Tenant shall be entirely responsible for such excess. In the event that the cost and expense of Tenant's Work (exclusive of the Credit Work) shall be less than the amount of Tenant's Work Credit, then the amount of Tenant's Work Credit shall be reduced accordingly.

                  50.08    (a)      Provided Tenant shall not be in default
under the terms of this Lease beyond applicable notice and cure periods, Landlord hereby agrees to make periodic payments of up to ninety percent (90%) of the Tenant's Work Credit and/or Work Credit shall be paid to Tenant as Tenant's Work and Credit Work progresses, in accordance with the terms and conditions hereinafter set forth (the "Work Payment Conditions") in this subsection (a). Tenant shall submit to Landlord from time to time, but not more often than once per month with respect to Tenant's Work or the Credit Work, requisitions (herein referred to as "Tenant's Request") for such periodic payment with respect to the portion(s) of Tenant's Work and Credit Work performed subsequent to the immediately preceding Tenant's Request (if any), together with the following:

                           (i) copies of invoices from the contractors and subcontractors who performed the portions of Tenant's Work and Credit Work referred to in such Tenant's Request, and from the materialmen and suppliers who supplied the materials and supplies referred to in such Tenant's Request;

                           (ii) a certificate from Tenant's architect or general contractor or construction manager that (1) such portion of the Tenant's Work and Credit Work has been substantially completed in accordance with the final plan and revisions thereto theretofore approved by Landlord; and (2) there are no uncured violations of record as a result of such portion of the Tenant's Work and Credit Work; and

                           (iii)    lien waivers from Tenant's general
         contractor and construction manager, and each major (for purposes hereof, a contract amount in excess of $10,000.00) subcontractor, materialman and supplier to the extent of the amount paid to such parties through the requisition preceding such Tenant's Request.

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

         Promptly following any Tenant's Request together with the aforesaid accompanying documentation, Landlord shall have the right to enter the demised premises for the purpose of reasonably verifying that such portion of Tenant's Work and Credit Work covered by Tenant's Request has been performed substantially in accordance with the Tenant's Plans and revisions thereto theretofore approved by Landlord, provided Landlord shall respond to Tenant's revisions to Tenant's Plans within ten (10) Business Days of receipt thereof. If the Work Payment Conditions have been satisfied, then within thirty (30) days after Landlord's receipt of Tenant's Request, together with the accompanying documentation, Landlord shall pay to Tenant the amount shown on the "Current Payment Due" on the Tenant's Request. The balance of the Tenant's Work Credit and/or Work Credit, if any, after the completion of Tenant's Work and Credit Work, shall be paid to Tenant in accordance with the terms and conditions set forth in paragraph (b) below.

                           (b)      Subject to the provisions of this Section,
Landlord hereby agrees to pay the balance of the Tenant's Work Credit and/or Work Credit, in accordance with the terms and conditions hereinafter in this subsection (b) (the "Final Work Payment Conditions"). After the completion of the Tenant's Work and Credit Work, Tenant shall submit to Landlord a requisition (herein referred to as the "Final Request") for the balance of the Tenant's Work Credit and/or Work Credit, together with the following:

                           (i) a certificate from Tenant's architect or general contractor or construction manager that (1) all Tenant's Work and Credit Work has been completed in substantial accordance with the final plans and revisions thereto theretofore approved by Landlord; (2) there are no uncured violations of record, as a result of any of the Tenant's Work; and all Tenant's Work and Credit Work has been paid for in full;

                           (ii) a general release and lien waivers from Tenant's general contractor, and each major (for purposes hereof, a contract amount in excess of $10,000.00) subcontractor, materialman and supplier and any other lien waiver Tenant has received in connection with Tenant's Work and Credit Work;

                           (iii) copies of all New York City Building Department and New York City Fire Department sign-offs, inspection certificates and/or self-certifications by Tenant's subcontractors and/or any permits required to be issued by any governmental entity having jurisdiction thereover to the extent required to permit the lawful occupancy of the demised premises by Tenant; and

                           (iv) two (2) copies of CAD "as built" plans of the demised premises, together with the final plan as finally approved by Landlord and filed with the New York City Department of Buildings, legibly marked with all field changes

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made during the performance of Tenant's Work and Credit Work (other than de minimis changes) and certified by Tenant's architect as containing all such field changes.

                           (c)      Promptly following the Final Request
together with the aforesaid accompanying documentation, Landlord shall have the right to enter the demised premises for the purpose of reasonably verifying that all of the Tenant's Work and Credit Work has been completed and performed substantially in accordance with the final plan and revisions thereto theretofore approved by Landlord, provided Landlord shall respond to Tenant's revisions to Tenant's Plans within ten (10) Business Days of receipt thereof. If the Final Work Payment Conditions have been satisfied, then within thirty (30) days after Landlord's receipt of the Final Request together with the accompanying documentation, Landlord shall pay to Tenant the balance of the Tenant's Work Credit and/or Work Credit.

                  50.09 Tenant acknowledges that as of the date hereof there are separate Class E systems and sprinkler risers for the Building and for that certain building known and located at 512 Seventh Avenue, New York, New York (the "512 Building"). Tenant further acknowledges that during the term of this Lease, Landlord in its sole election, may combine the lobbies of the Building and the 512 Building into a single lobby in a location to be selected by Landlord, in its sole discretion, and unify the Class E systems for the Building. In the event Landlord shall elect to combine the lobbies of the Building and the 512 Building and unify the Class E systems, then Tenant shall, at Landlord's cost and expense make all necessary modifications and install all necessary devices within the demised premises to comply with applicable laws and regulations. Landlord agrees to use reasonable efforts to the extent practicable to perform the alterations permitted under this Section 50.10 in a manner so as to not unreasonably interfere with the conduct of Tenant's business in the demised premises, provided that Landlord shall not be required to effect the same on an overtime or premium-pay basis.

                                   ARTICLE 51

                     TENANT'S AND LANDLORD'S REPRESENTATIONS

                  51.01    (a)      Tenant represents that is a duly formed
corporation in good standing and has all power and authority required to execute, deliver and perform the obligations under this Lease.

                           (b)      Tenant's execution, delivery and performance
of this Lease have been duly authorized by all necessary action.

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

                  51.02    (a)      Landlord represents that is a duly formed
limited partnership in good standing and has all power and authority required to execute, deliver and perform the obligations under this Lease.

                           (b)      Landlord's execution, delivery and
performance of this Lease have been duly authorized by all necessary action.

                           (c)      Landlord owns the leasehold interest in the
Land and Building.

                                   ARTICLE 52

                           SATELLITE DISH INSTALLATION

                  52.01 For the period (the "Dish Term") commencing on the Commencement Date and ending on the last day of the term of this Lease, Tenant shall have the right, in accordance with, and subject to, the provisions of this Article, to install, maintain, repair, use and operate on the roof of the Building, at its sole cost and expense one (1) satellite dish up to eighteen
(18) inches in diameter (which dish shall be used for receiving and transmitting for the sole use of Tenant) and support equipment (such satellite dish and support equipment being hereinafter collectively referred to as the "Equipment"), which Equipment shall be cabled to the demised premises through a riser reasonably designated by Landlord and shall not penetrate the roof of the Building, for the exclusive use by Tenant, subject to all of the applicable terms, covenants and provisions of this Lease, and subject to Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed) including, without limitation, approval as to location, which approval shall also be required for modifications to the same. In connection with such installation, maintenance, repair, use and operation (collectively, the "Dish Permitted Uses"), Tenant shall comply with all laws, ordinances, orders, rules, regulations and requirements of all governmental and quasi-governmental authorities having jurisdiction of or over the installation, maintenance, repair, use, operation or removal of the Equipment, or the use of the Roof Space (as hereinafter defined) or any other portion of the Building (collectively, "Dish Laws"), regardless of whether such compliance requires, at any time during the Dish Term, the making of alterations to the Building (which alterations may only be made in accordance with, and subject to, the applicable provisions of this Article) or other expenditures, whether foreseen or unforeseen, ordinary or extraordinary. Tenant shall procure, maintain and pay for all permits, certificates, consents, authorizations and licenses required therefor, including all renewals thereof (collectively, "Dish Permits"). All reasonable costs and expenses paid or incurred by or on behalf of Landlord in connection with the

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

Equipment, the Installation (as hereinafter defined) and the Dish Permitted Uses, shall be reimbursed to Landlord, from time to time, within thirty (30) days after Landlord gives to Tenant Landlord's invoice therefor, together with reasonable evidence of the amounts so paid or incurred by Landlord.

                  52.02 The portion of the roof of the Building on which the Equipment is to be located, which portion shall be reasonably designated by Landlord so as to permit the Equipment to be usable for its intended purpose, is herein referred to as the "Roof Space." All applicable provisions of this Lease including, without limitation, those provisions relating to Tenant's obligations to maintain, repair and insure the demised premises and to comply with laws therein shall apply to Roof Space as if the same were part of the demised premises. Tenant shall use the Roof Space for the Dish Permitted Uses, as hereinbefore and hereinafter provided, and for no other purpose. Tenant shall not make, or permit to be made, any alteration, installation, improvement, substitution or addition to the Roof Space or any other portion of the Building, except as expressly permitted under this Article.

                  52.03 Before commencing the installation of the Equipment or any other alterations, improvements, additions or other work or changes related thereto (such installation and other alterations, improvements, additions and other work and changes being hereinafter referred to as the "Installation"), Tenant, at its sole cost and expense, shall prepare and submit to Landlord for Landlord's approval, reasonably detailed plans and specifications therefor, which approval shall not be unreasonably withheld or delayed, and which response shall be given by Landlord within fifteen (15) business days after submission of said Tenant's Plans, and within ten (10) Business Days after the submission of any subsequent revisions thereof. The out-of-pocket cost and expense reasonably incurred and/or paid by Landlord in connection with the review of said plans and specifications (and all revisions thereto), and the inspection of the work in respect thereof, by Landlord and Landlord's architects, engineers and other consultants and professionals shall be reimbursed by Tenant to Landlord within ten (10) days after Landlord gives to Tenant Landlord's an invoice therefor (together with reasonable evidence of the amounts so paid or incurred by Landlord), Tenant agrees that neither Landlord's approval of plans or specifications, nor its inspection of such work, nor its right to inspect such work, shall impose upon Landlord any obligation or liability whatsoever with respect thereto, including, without limitation, any obligation or liability that might arise as a result of such work not being performed in accordance with applicable laws and requirements or with the plans and specifications approved by Landlord or otherwise. Landlord may, as a condition of its approval, require Tenant to make revisions in and to such plans and specifications. Tenant shall not use, employ or retain any contractor or mechanic, or permit the use, employment or retention of any subcontractor, that has not been first approved by Landlord, which approval shall not be unreasonably withheld or delayed.

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

                  52.04 For the period commencing on the date Tenant shall have completed the Installation of Equipment pursuant to this Article 52 until the Expiration Date or such earlier date on which the Equipment shall be removed from the Building pursuant to this Article 42, Tenant shall pay Landlord as additional rent hereunder an amount equal to Three Thousand Dollars ($3,000) per annum per diameter foot payable in the same manner as fixed annual rent.

                  52.05    All of Tenant's obligations and liabilities under
Article 9 of this Lease shall apply to the Equipment and the Roof Space as if the Roof Space were a part of the demised premises. In addition, Tenant shall procure, maintain and pay for such liability and property damage insurance as Landlord shall reasonably require in connection with the Installation and the maintenance, repair and operation of the Equipment, in form, substance and with limits of liability reasonably approved, in writing, by Landlord. Tenant shall have Landlord, the holders of all superior mortgages and the lessors under all superior leases named as additional insureds on all such insurance policies.

                  52.06 Other than the electricity that Landlord is expressly obligated to supply to the demised premises pursuant to Article 4 of this Lease, Landlord shall not be obligated to provide any electricity for the operation of the Equipment. Tenant, at its sole cost and expense, shall bring the electricity required to operate the Equipment from the demised premises to the Roof Space, in accordance with, and subject to, the provisions of Article 4 of this Lease. The electricity used for the operation of the Equipment shall be part of "Usage" (as such term is defined and used in Article 4 of this Lease) and Tenant shall pay for such Usage in accordance, and subject to, the provisions of said Article 4.

                  52.07    (a)      Tenant covenants and agrees that the
installation, maintenance, repair, operation and removal of the Equipment on the roof of the Building or in any other part of the Building shall be at the sole risk and expense of Tenant. Landlord shall repair any and all damage to the roof of the Building and to any part of the Building caused by or resulting from the installation, maintenance, repair, operation or removal of the Equipment; provided Tenant shall pay Landlord reasonable costs and expenses paid or incurred by Landlord as a result thereof, within thirty (30) days after Landlord gives to Tenant Landlord's invoice therefor, together with reasonable evidence of the amounts so paid or incurred by Landlord.

                           (b)      In the manner provided in and subject to the
provisions of Article 39 Tenant shall indemnify and hold Landlord harmless from and against any and all actions, proceedings, liabilities, obligations, claims, damages, deficiencies, losses, judgments, suits, expenses and costs (including, without limitation, reasonable legal fees and disbursements) in connection with or resulting from the Dish Permitted Uses or the presence or removal of the Equipment or other use thereof. Tenant further covenants and agrees that the Equipment and any related equipment erected or installed by Tenant

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

pursuant to the provisions of this Article shall be erected, installed, repaired, maintained and operated by Tenant at the sole cost and expense of Tenant and without charge, cost or expense to Landlord.

                           (c)      Tenant hereby acknowledges that Landlord has
made no representations or warranties as to whether the roof of the Building is suitable for the installation, maintenance or operation of the Equipment, or whether the Equipment can be used for its intended purpose.

                  52.08 The parties agree that Tenant's use of the roof of the Building is non-exclusive and Landlord may use, and/or permit any other person or entity to use, any other portion of the Building for any purpose, including the installation of other satellite dishes, antennae, generators and/or communications systems, provided that such use does not interfere with the use of the Equipment for the Dish Permitted Uses. Tenant shall not permit its use of the roof of the Building, or the installation, operation, maintenance, repair or removal of the Equipment, to impair, unreasonably interfere with or materially adversely affect Landlord's or such other person's or entity's data transmission and reception via their respective antennas or satellite dishes, and support equipment, if any, or the operation or use of any of the Building's systems or services. In no event shall the maximum level of microwave emissions from the Equipment, when combined with all other microwave emissions from the Building, exceed an amount equal to the total microwave emissions allowable for the Building as determined by the governmental authorities having jurisdiction thereof.

                  52.09 Notwithstanding anything to the contrary contained in this, Landlord shall have no obligation to repair any damage to, or to replace the Equipment or any fixtures, furniture, furnishing, equipment or other property or effects of Tenant related to the Equipment, except to the extent such repair is necessitated by the act or omission of Landlord, its principals, officers, agents, contractors, servants, employees, licensees, agents or invitees. In no event shall Tenant be entitled to receive any portion of insurance proceeds or award for, or have any claim whatsoever against Landlord or the condemning authority in connection with, any such damage, destruction, acquisition or condemnation.

                  52.10 Tenant shall not directly or indirectly, by operation of law, or otherwise, assign or otherwise transfer its rights under this Article, or underlet, sublet, or sublicense any of such rights, or any portion of the Roof Space, except in connection with an assignment of this lease or subletting of the entire demised premises. Tenant acknowledges and agrees that the rights granted to Tenant pursuant to this Article, are granted exclusively for the enjoyment of the Tenant (and permitted successors in interest and subtenants), and for no other persons or entities and only during such time as such Tenant (and permitted successors in interest) is

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

the tenant under this lease and occupies the entire demised premises, less the Occupied Space if the same is not delivered.

                  52.11 The Equipment and related equipment installed by Tenant pursuant to the provisions of this Article shall be and remain Tenant's property, and, upon the expiration of the Dish. Term, or such earlier date selected by Tenant, shall be removed by Tenant, at Tenant's sole cost and expense, and Tenant shall repair any damage to the roof of the Building, or any other portion or portions of the Building caused by or resulting from said removal.

                  52.12 Landlord, upon thirty (30) days' prior written notice to Tenant, may reasonably relocate the Equipment and related equipment to other areas of the Building and roof thereof, which relocation shall be at Landlord's cost and expense, which cost and expense shall include the removal of the Equipment and related equipment, conduits and cables, the purchasing of materials and equipment necessary for the relocation thereof and the reinstallation of the Equipment and such related equipment, conduits and cables at such other location on the roof as shall be designated by Landlord, which other location shall be no less favorable for the reception and transmission of signals to and from the Equipment as the previous location. Landlord shall perform the relocation so as to minimize interference with the reception of and/or transmission of signals to and from the Equipment. Landlord's right of relocation shall be in addition to any and all of Landlord's other rights and remedies available at law or in equity if the necessity therefor results from any failure of Tenant to observe, perform or comply with any of the terms, covenants or conditions contained in this Article. If the necessity of such relocation results from such failure, then the cost and expense of such relocation shall be paid by Tenant to Landlord within ten (10) days after Landlord's demand therefor. If this Lease terminates prior to the Expiration Date, then Tenant, upon thirty (30) days prior written notice from Landlord, must remove the Equipment at its sole cost and expense.

                  52.13 Landlord shall have the right to assign or transfer its rights and obligations under this Article, separate and apart from its interest, obligations and liabilities in, under and to this lease, to an entity responsible for the management of the roof of the Building, or any other third party, at any time.

                                    * * * * *

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

                  IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

                        LANDLORD:
                        500-512 SEVENTH AVENUE LIMITED PARTNERSHIP

                        By: 500-512 ArCap LLC

                              By: Archon Capital, L.P.

                                  By: WH MezzCo GP, L.L.C., its General Partner

                                       By: /s/ [illegible]
                                           -------------------------------
                                       Name:
                                       Title:

                              By: GS MezzCo GP., L.L.C., its General Partner

                                       By: /s/ [illegible]
                                           ------------------------------
                                       Name:
                                       Title:

                        TENANT:

                        ANSWERTHINK CONSULTING GROUP, INC.

                        By: /s/ [illegible]
                            -----------------------------------------------
                        Name:  [illegible]
                        Title: CEO

Tenant's Tax Identification Number is 65-0750100

                            FIRST AMENDMENT TO LEASE

                                     BETWEEN

              500-512 SEVENTH AVENUE LIMITED PARTNERSHIP, LANDLORD

                                       AND

                            ANSWERTHINK, INC., TENANT
                   (F/K/A ANSWERTHINK CONSULTING GROUP, INC.)

                                    PREMISES:

                     A PORTION OF THE SEVENTEENTH (17TH) AND
                    A PORTION OF THE EIGHTEENTH (18TH) FLOORS
                               500 SEVENTH AVENUE
                               NEW YORK, NEW YORK

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE (this "Amendment") made as of the 13th day of September, 2000, by and between 500-512 SEVENTH AVENUE LIMITED PARTNERSHIP, a New York limited partnership, having an office c/o Newmark & Company Real Estate, Inc. ("Landlord", and ANSWERTHINK, INC. (f/k/a AnswerThink Consulting Group, Inc., a Florida corporation, having an office at 500 Seventh Avenue, New York, New York ("Tenant").

                               W I T N E S S E T H

         WHEREAS, by Agreement of Lease dated as of April 13, 2000 (such lease, as the same may hereafter be amended, is hereinafter called the "Lease"), Landlord did demise and let unto Tenant and Tenant did hire and take from Landlord a portion of the seventeenth (17th) and eighteenth (18th) floors (collectively, the "demised premises") as more particularly described in the Lease in the building (the "Building") known by the street address 500 Seventh Avenue, New York, New York; and

         WHEREAS, Tenant desires to use and Landlord agrees to allow Tenant to use certain roof space for its mechanical equipment in addition to the Roof Space designated for the Equipment pursuant to Article 52 of the Lease; and

         WHEREAS, Landlord and Tenant desire to modify and amend the Lease as hereinafter provided and Landlord is agreeable thereto on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. All capitalized terms used herein shall have the meanings ascribed to them in the Lease unless otherwise specifically set forth herein to the contrary.

         2.       As of the date hereof:

                  a.       The following shall be added to the end of Section
52.13 of the Lease: "...; provided that Landlord is not adversely discriminatory to Tenant with respect to exercising such right".

                  b.       The following is hereby added as Article 53 of the
Lease:

                  53.01 For the period (the "Mechanical Equipment Term") commencing on the date hereof and ending on the Expiration Date, Tenant shall have the right, in accordance with, and subject to, the provisions of this Amendment, to install, maintain, repair, use and operate on the roof of the Building, at its sole cost and expense, such of Tenant's mechanical equipment as shall be approved by Landlord (collectively, the "Mechanical Equipment"). Landlord has approved the Mechanical Equipment described on Exhibit A attached hereto and hereby made a part hereof. In connection with such installation, maintenance, repair, use and operation (collectively, the "Mechanical Equipment Permitted Uses"), Tenant shall comply with all laws, ordinances, orders, rules, regulations and requirements of all governmental and quasi-governmental authorities having jurisdiction of or over the installation, maintenance, repair, use, operation or removal of the Mechanical Equipment, or the use of the Mechanical Equipment Roof Space (as hereinafter defined) or any other portion of the Building (collectively, "Mechanical Equipment Laws"), regardless of whether such compliance requires, at any time during the Mechanical Equipment Term, the making of alterations to the Building (which alterations may only be made in accordance with, and subject to, the applicable provisions of this Amendment) or other expenditures, whether foreseen or unforeseen, ordinary or extraordinary. Tenant shall procure, maintain and pay for all permits, certificates, consents, authorizations and licenses required therefor, including all renewals thereof (collectively, "Mechanical Equipment Permits"). Any and all costs and expenses paid or incurred by or on behalf of Landlord in connection with the Mechanical Equipment, the Mechanical Equipment Installation (as hereinafter defined) and the Mechanical Equipment Permitted Uses, shall be reimbursed to Landlord, from time to time, within ten (10) days after Landlord gives to Tenant Landlord's invoice therefor, together with reasonable evidence of the amounts so paid or incurred by Landlord.

                  53.02 The portion of the roof of the Building on which the Mechanical Equipment is to be located is shown on the plan annexed hereto as Exhibit C (the "Mechanical Equipment Roof Space"). All applicable provisions of this Lease including, without limitation, those provisions relating to Tenant's obligations to maintain, repair and insure the demised premises and to comply with laws therein shall apply to the Mechanical Equipment Roof Space as if the same were part of the demised premises, except that Tenant may not assign or sublet the Mechanical Equipment RoofSpace, except as provided in Section 53.10 below. Tenant shall use the Mechanical Equipment Roof Space for the Mechanical Equipment Permitted Uses, as hereinbefore and hereinafter provided, and for no other purpose. Tenant shall not make, or permit to be made, any alteration, installation, improvement, substitution or addition to the Mechanical Equipment Roof Space or any other portion of the Building, except as expressly permitted under this Amendment.

                  53.03 Before commencing the installation of the Mechanical Equipment or any other alterations, improvements, additions or other work or changes related thereto (such installation and other alterations, improvements, additions and other work and changes being hereinafter referred to as the "Mechanical Equipment Installation"), Tenant, at its sole cost and expense, shall prepare and submit to Landlord for Landlord's approval, detailed plans and specifications therefor, and which response thereto shall be given by Landlord within fifteen (15) Business Days after submission of said Tenant's Plans, and within ten (10) Business Days after the submission of any subsequent revisions thereof. Tenant has submitted to Landlord plans and specifications for the Mechanical Equipment described on Exhibit A, which plans and specifications are described on Exhibit B attached hereto and hereby made a part hereof and Landlord has approved the same. Tenant agrees to retain Jerrick Waterproofing for any and all work on the roof of the Building to preserve the warranty applicable thereto. The out-of-pocket cost and expense reasonably incurred and/or paid by Landlord in connection with the review of said plans and specifications (and all revisions thereto), and the inspection of the work in respect thereof, by Landlord and Landlord's architects, engineers and other consultants and professionals shall be reimbursed by Tenant to Landlord within ten (10) days after Landlord gives to Tenant

         Landlord's invoice therefor (together with reasonable evidence of the amounts so paid or incurred by Landlord), Tenant agrees that neither Landlord's approval of plans or specifications, nor its inspection of such work, nor its right to inspect such work, shall impose upon Landlord any obligation or liability whatsoever with respect thereto, including, without limitation, any obligation or liability that might arise as a result of such work not being performed in accordance with applicable laws and requirements or with the plans and specifications approved by Landlord or otherwise. Landlord may, as a condition of its approval, require Tenant to make revisions in and to such plans and specifications. Tenant shall not use, employ or retain any contractor or mechanic, or permit the use, employment or retention of any subcontractor, that has not been first approved by Landlord.

                  53.04 Commencing on the Rent Commencement Date until the Expiration Date, Tenant shall pay Landlord as additional rent hereunder an amount equal to Fifty Thousand Dollars ($50,000) per annum, or Four Thousand One Hundred Sixty Six and 67/100 Dollars ($4,166.67) per month, payable in the same manner as fixed annual rent.

                  53.05    All of Tenant's obligations and liabilities under
         Article 9 of the Lease shall apply to the Mechanical Equipment and the Mechanical Equipment Roof Space as if the Mechanical Equipment Roof Space were a part of the demised premises. In addition, Tenant shall procure, maintain and pay for such liability and property damage insurance as Landlord shall reasonably require in connection with the Mechanical Equipment Installation and the maintenance, repair and operation of the Mechanical Equipment, in form, substance and with limits of liability as set forth in the Lease, approved, in writing, by Landlord. Tenant shall have Landlord, the holders of all superior mortgages and the lessors under all superior leases named as additional insureds on all such insurance policies.

                  53.06 Other than the electricity that Landlord is expressly obligated to supply to the demised premises pursuant to Article 4 of the Lease, Landlord shall not be obligated to provide any electricity for the operation of the Mechanical Equipment. Tenant, at its sole cost and expense, shall bring the electricity required to operate the Mechanical Equipment from the demised premises to the

         Mechanical Equipment Roof Space, in accordance with, and subject to, the provisions of Article 4 of this Lease. The electricity used for the operation of the Mechanical Equipment shall be part of "Usage" (as such term is defined and used in Article 4 of the Lease) and Tenant shall pay for such Usage in accordance, and subject to, the provisions of said Article 4.

                  53.07   (i)       Tenant covenants and agrees that the
         installation, maintenance, repair, operation and removal of the Mechanical Equipment on the roof of the Building or in any other part of the building shall be at the sole risk and expense of Tenant. Landlord shall repair any and all damage to the roof of the Building and to any part of the Building caused by or resulting from the installation, maintenance, repair, operation or removal of the Mechanical Equipment; provided Tenant shall pay Landlord any and all costs and expenses paid or incurred by Landlord as a result thereof, within thirty (30) days after Landlord gives to Tenant Landlord's invoice therefor, together with reasonable evidence of the amounts so paid or incurred by Landlord.

                           (ii) In the manner provided in and subject to the provisions of Article 39 Tenant shall indemnify and hold Landlord harmless from and against any and all actions, proceedings, liabilities, obligations, claims, damages, deficiencies, losses, judgments, suits, expenses and costs (including, without limitation, reasonable legal fees and disbursements) in connection with or resulting from the Mechanical Equipment Permitted Uses or the presence or removal of the Mechanical Equipment or other use thereof. Tenant further covenants and agrees that the Mechanical Equipment and any related equipment erected or installed by Tenant pursuant to the provisions of this Amendment shall be erected, installed, repaired, maintained and operated by Tenant at the sole cost and expense of Tenant and without charge, cost or expense to Landlord.

                           (iii) Tenant hereby acknowledges that Landlord has made no representations or warranties as to whether the roof of the Building is suitable for the installation, maintenance or operation of the Mechanical Equipment, or whether the Mechanical Equipment can be used for its intended purpose.

                  53.08 The parties agree that Tenant's use of the roof of the Building is non-exclusive and Landlord may use, and/or permit any other person or entity to use, any other portion of the Building for any purpose, including the installation of other mechanical equipment, satellite dishes, antennae, generators and/or communications systems, provided that such use does not interfere, except to a de minimis extent, with the use of the Mechanical Equipment for the Mechanical Equipment Permitted Uses. Tenant shall not permit its use of the roof of the Building, or the installation, operation, maintenance, repair or removal of the Mechanical Equipment, to impair, unreasonably interfere with or materially or adversely affect Landlord's or such other person's or tenant's use of the roof of the Building or the operation or use of any of the Building's systems or services.

                  53.09 Notwithstanding anything to the contrary contained in this Article, Landlord shall have no obligation to repair any damage to, or to replace the Mechanical Equipment or any fixtures, furniture, furnishing, equipment or other property or effects of Tenant related to the Mechanical Equipment, except to the extent such repair is necessitated by the act or omission of Landlord, its principals, officers, agents, contractors, servants, employees, licensees, agents or invitees. In no event shall Tenant be entitled to receive any portion of insurance proceeds or award for, or have any claim whatsoever against Landlord or the condemning authority in connection with, any such damage, destruction, acquisition or condemnation.

                  53.10 Tenant shall not directly or indirectly, by operation of law, or otherwise, assign or otherwise transfer its rights under this Amendment or underlet, sublet, or sublicense any of such rights, or any portion of the Mechanical Equipment Roof Space, except in connection with an assignment of this lease or subletting of the entire demised premises. Tenant acknowledges and agrees that the rights granted to Tenant pursuant to this Amendment, are granted exclusively for the enjoyment of the Tenant (and permitted successors in interest and subtenants), and for no other persons or entities and only during such time as such Tenant (and permitted successors in interest) is the tenant under this lease and occupies the entire demised premises, less the Occupied Space if the same is not delivered.

                  53.11 The Mechanical Equipment and related equipment installed by Tenant pursuant to the provisions of this Article shall be and remain Tenant's property and, upon the expiration of the Mechanical Equipment Term, or such earlier date selected by Tenant, shall be removed by Tenant, at Tenant's sole cost and expense, and Tenant shall repair any damage to the roof of the Building, or any other portion or portions of the Building caused by or resulting from said removal. Notwithstanding the foregoing, Tenant shall not be obligated to remove the existing steel structure identified on Exhibit C as the "Existing Steel Structure" (the "Dunnage") which is to be used by Tenant pursuant to the provisions of this Article 53, provided the Dunnage be returned to Landlord in its original condition, subject to ordinary wear and tear and damage by casualty. Tenant agrees, at its sole cost and expense, to demolish and remove the existing equipment on the Dunnage prior to installing the Mechanical Equipment and related equipment as described in this Article 53. In the event the Dunnage is modified or altered in connection with the installation of the Mechanical Equipment or otherwise by Tenant or by Tenant's use of the Dunnage, the Dunnage shall be removed by Tenant upon the expiration of the Mechanical Equipment Term or such earlier termination, at Tenant's sole cost and expense, and Tenant shall repair any damage to the roof of the Building, or any other portion or portions of the Building caused by or resulting from such removal.

                  53.12 Landlord, upon thirty (30) days' prior written notice to Tenant, may reasonably relocate the Mechanical Equipment and related equipment to other areas of the Building and roof thereof, which relocation shall be at Landlord's cost and expense, which cost and expense shall include the removal of the Mechanical Equipment and related equipment, conduits and cables, the purchasing of materials and equipment necessary for the relocation thereof and the reinstallation of the Mechanical Equipment and such related equipment, conduits and cables at such other location on the roof as shall be designated by Landlord. In the event of a relocation of the Mechanical Equipment by Landlord (and not by reason of Tenant's failure to observe, perform or comply with the provisions of this

         Amendment), and upon Tenant's written request, Landlord shall provide, at its sole cost and expense, reasonably adequate cooling ("Substitute Cooling") to the demised premises until the relocation of the Mechanical Equipment is complete. To satisfy Landlord's obligation to provide Substitute Cooling to the demised premises under this Section 53.12, Landlord may, at its sole discretion and provided the Substitute Cooling does not adversely impact (except to a de minimis extent) Tenant's air-conditioning system, (i) use a device(s) known as "spot cooler(s)", (ii) connect an alternative water supply from the existing water tower on the roof of the Building, so as not to unreasonably disturb the normal cooling to the demised premises, until the relocation is complete, or (iii) propose a reasonable alternative to provide the Substitute Cooling to the demised premises, provided such reasonable alternative is subject to Tenant's approval, which approval shall not be unreasonably withheld or delayed. Landlord's right of relocation shall be in addition to any and all of Landlord's other rights and remedies available at law or in equity if the necessity therefor results from any failure of Tenant to observe, perform or comply with any of the terms, covenants or conditions contained in this Amendment. If the necessity of such relocation results from such failure, then the cost and expense of such relocation shall be paid by Tenant to Landlord within ten (10) days after Landlord's demand therefor and Landlord shall not be obligated to provide any Substitute Cooling to Tenant as provided in this Section 53.12. If this Lease terminates prior to the Expiration Date, then Tenant, upon thirty (30) days prior written notice from Landlord, must remove the Mechanical Equipment at Tenant's sole cost and expense.

                  53.13 Tenant hereby represents that it has made a thorough inspection of the Mechanical Equipment Roof Space and agrees to take the same in its condition "as is" as of the date hereof, and that Landlord shall have no obligation to alter, repair, or otherwise prepare the same for Tenant's use.

                  53.14 If any of the Taxes are increased as a result of the Tenant's use of the Mechanical Equipment on the roof of the Building or Tenant's use of the Mechanical Equipment Roof Space, then Tenant shall, in the case of any such increase in Taxes, pay to Landlord, within twenty (20) days of demand thereof, an amount equal to said increase in Taxes. In the event,(i) the increase in Taxes are not itemized and/or identified in the tax bill, (ii) Tenant disputes that the increase in Taxes are attributable to Tenant's use of the Mechanical. Equipment Roof Space, and (iii) Landlord and Tenant cannot come to an agreement as to whether the increase in Taxes are attributable to Tenant's use of the Mechanical Equipment Roof Space, such dispute shall be resolved by arbitration in accordance with
         Article 38 of the Lease.

         3. Each party hereto covenants, warrants and represents to the other party that it has had no dealings, conversations or negotiations with any broker or agent other than Newmark & Company Real Estate, Inc. and Insignia/ESG, Inc. concerning the execution and delivery of this Amendment. Each party hereto agrees to defend, indemnify and hold harmless the other party against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and disbursements, arising out of its respective representations and warranties contained in this Paragraph 3 being untrue.

         4. Except as expressly set forth in this Amendment, the terms and conditions of the Lease shall continue in full force and effect without any change or modification and shall apply for the balance of the term of the Lease. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall govern.

         5. This Amendment shall not be altered, amended, changed, waived, terminated or otherwise modified in any respect or particular, and no consent or approval required pursuant to this Amendment shall be effective, unless the same shall be in writing and signed by or on behalf of the party to be charged.

         6. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, executors, administrators, successors and permitted assigns.

         7. All prior statements, understandings, representations and agreements between the parties, oral or written, are superseded by and merged in this Amendment, which alone fully and completely expresses the agreement between them in connection with this transaction and which is entered into after full investigation, neither party relying upon any statement, understanding, representation or agreement made by the other not embodied in this Amendment.

         8. No failure or delay of either party in the exercise of any right or remedy given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified herein for exercise of such right or remedy has expired) shall constitute a waiver of any other or further right or remedy nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof or any other right or remedy. No waiver by either party of any breach hereunder or failure or refusal by the other party to comply with its obligations shall be deemed a waiver of any other or subsequent breach, failure or refusal to so comply.

         9. This Amendment shall be interpreted and enforced in accordance with the laws of the state of New York without reference to principles of conflicts of laws.

         10. If any provision of this Amendment shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Amendment and to this end the provisions of this Amendment are intended to be and shall be severable. Notwithstanding the foregoing sentence, if (i) any provision of this Amendment is finally determined by a court of competent jurisdiction to be unenforceable or invalid in whole or in part, (ii) the opportunity for all appeals of such determination expired, and (iii) such unenforceability or invalidity alters the substance of this Amendment (taken as a whole) so as to deny either party, in a material way, the realization of the intended benefit of its bargain, such party may terminate this Amendment within thirty (30) days after the final determination by notice to the other. If such party so elects to terminate this Amendment then this Amendment shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except those obligations which expressly survive the termination of this Amendment.

         11. LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY RIGHT EACH MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING IN TORT OR CONTRACT) BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AMENDMENT OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED BY EITHER PARTY IN CONNECTION HEREWITH (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS AMENDMENT ON THE GROUNDS THAT THIS AMENDMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).

         12. This Amendment may be executed in any number of counterparts. It is not necessary that all parties sign all or any one of the counterparts, but each party must sign at least one counterpart for this Amendment to be effective.

         13. Tenant and Landlord, and each of the persons executing this Amendment on behalf of Tenant and Landlord, do hereby warrant that the party for which they are executing this Amendment (i) is a duly authorized and existing entity, (ii) is qualified to do business in New York, and (iii) has full right and authority to enter into this Amendment, and that any person signing on behalf of such party is authorized to do so. Upon either party's request, the other party shall provide evidence reasonably satisfactory to the requesting party confirming the foregoing warranties.

         14. This Amendment shall not be binding upon either party unless and until it is fully executed and delivered to both parties.

                                 *  *  *  *  *

       [The remainder of this page is intentionally left blank; the signature page follows.]

         IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Amendment as of the day and year first above written.

                                   LANDLORD:

                                   500-512 SEVENTH AVENUE LIMITED PARTNERSHIP

                                   By: 500-512 ArCap LLC

                                        By: ____________________________________
                                            Name:
                                            Title: Authorized Representative

                                   TENANT:

                                   ANSWERTHINK, INC.

                                   By:  /s/ FRANK A. ZOMERFELD
                                        ------------------------
                                        Name: FRANK A. ZOMERFELD
                                        Title: SECRETARY & CORPORATE COUNSEL